AWARD/CONTRACT

 1. THIS CONTRACT IS A RATED ORDER        RATING         PAGE  OF  PAGES
    UNDER DPAS (15 CFR 350)      >        DO-AC            1        157

 2. CONTRACT (PROC. INST. IDENT.)  NO.
    N00024-94-C-2200

 3. EFFECTIVE DATE
    See Blk 20C

 4. REQUISITION PURCHASE REQUEST/PROJECT NO.
    N00024-93-NR-93409

 5. ISSUED BY             CODE     N00024
    NAVAL SEA SYSTEMS COMMAND
    BUYER/SYMBOL:  Lt. Bob Cox
    2531 JEFFERSON DAVIS HWY
    ARLINGTON, VA 22242-5160
    PHONE:  Area Code 703/602-3102/3

 6. ADMINISTERED BY (If other than Item 5)       CO DE  N63124
      CRITICALITY DESIGNATOR:
    SUPSHIP New Orleans
    New Orleans, LA 70142

 7. NAME AND ADDRESS OF CONTRACTOR
      (No., street, city, county, State and ZIP Code)
    CEC NO:

    Avondale Industries, Inc.
    Shipyards Division
    P.O. Box 50280

    TIN NO.

    CAGE CODE     ICC97          FACILITY CODE

 8. DELIVERY
    (X) FOB ORIGIN    ( ) OTHER    (See below)

 9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES     >                       ITEM 12
    (4 copies unless otherwise specified)       DCAA New
    TO ADDRESS SHOWN IN                         Orleans

11. SHIP TO/MARK FOR             CODE

    See Section F

12. PAYMENT WILL BE MADE BY      CODE

    Defense Finance and Accounting Center
    1931 Crystal Mall, Bldg 3
    Washington, D.C. 20371-5280

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION

    (X) 10 u.s.c. 2304(c)(  )    ( ) 41 u.s.c.  253(c)(  )

14. ACCOUNTING AND APPROPRIATION DATA

    See Attached Financial Acctg Data Sheet

      15A ITEM NO.     15 B SUPPLIES/SERVICES     15C QUANTITY

                       See Section B

      15D UNIT     15E UNIT PRICE     15F AMOUNT

15G. TOTAL AMOUNT OF CONTRACT                 $257,512,954.00

16. TABLE OF CONTENTS  (NOT APPLICABLE)





        CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. (   ) CONTRACTOR'S NEGOTIATED AGREEMENT
(Contractor is required to sign this document and return __________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications and specifications as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ( X ) AWARD  (Contractor is not required to sign this document.)
Your offer on Solicitation Number N00024-93-R-2210 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print]

19B. NAME OF CONTRACTOR

     BY
        ----------------------------------------
        (Signature of person authorized to sign)

19C. DATE SIGNED

20A. NAME OF CONTRACTING OFFICER
     S. J. BOURBEAU
     Contracting Officer

20B. UNITED STATES OF AMERICA

    BY
       ----------------------------------
       (Signature of Contracting Officer)

20C. DATED SIGNED
     12 OCTOBER 1993

NSN 7540-01-152-8069               25-106           STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.214(a)

            *U.S. GOVERNMENT PRINTING OFFICE: 1983 0-380-498(91)

SECTION B: SUPPLIES OR SERVICES AND PRICES/COST

ITEM   SUPPLIES AND/OR SERVICES
- ----   ------------------------
0001   Design, construct, test, outfit and deliver LSD 52 (LSD 41 Class Dock
       Landing Ship (Cargo Variant))
       (FY 93)

       Target Cost                                                  $220,326,718
                                                                    ------------
       Target Profit                                                $ 27,270,874
                                                                    ------------
       Target Price                                                 $247,597,592
                                                                    ------------
       Ceiling Price (120% or Target Cost)                          $264,392,062
                                                                    ------------
       Share 50/50 over and under Target Cost

0002   Data for Item 0001 in accordance with Attachment J-2, DD Form 1423,
       Exhibits A and B attached hereto. Not separately priced. Price to be included in price of Item 0001

0003   Familiarization (Firm Fixed Price)
       LSD 52 FT (See Note B)                                       $    471,460
                                                                    ------------

0004   Data for Item 0003 in accordance with Attachment J-2, DD Form 1423,
       Exhibits A and B attached hereto. Not separately priced. Price to be included in price of Item 0003.

0005   Technical Manuals - LSD 52 (Firm Fixed Price) (See Note B)   $    633,863
                                                                    ------------

0006   Data for Item 0005 in accordance with Attachment J-2, DD Form 1423,
       Exhibit B attached hereto. Not separately priced. Price to be included in price of Item 0005.

0007   Provide COSAL material in accordance with Special Contract Requirement
       H-24 "REPAIR PARTS, SPECIAL TOOLING AND EQUIPMENT". (Exhibit
       identifiers "BA" through "BZ" are assigned for use with Item 0007.)
       (See Note B)                                                 $  8,500,000
                                                                    ------------

0008   Perform Special Studies, Analyses, and Reviews in accordance with Special
       Contract Requirement H-25, "PROVISION OF ENGINEERING SERVICES." (Exhibit
       identifiers "CA" through "CZ" are assigned for use with Item 0008.) (See
       Note B)
                                                                    $    250,000
                                                                    ------------

ITEM SUPPLIES AND/OR SERVICES
- ---- ------------------------

0009   Perform Engineering and Industrial Services in accordance with Special
       Contract Requirement H-20, "ORDERS." (Exhibit identifiers "DA through
       "DZ" are assigned for use with Item 0009.) (See Notes B and C)
                                                                    $     25,000
                                                                    ------------

0010   IGES Format SSR Drawings (Firm Fixed Price) (See Notes A and B)
                                                                    $     35,039
                                                                    ------------

0011   Data for Item 0010 in accordance with Attachment J-2, DD FOrm 1432,
       Exhibits A and B attached hereto. Not separately priced. Price to be included in price of Item 0010.

NOTE A:  Option Item to which Special Contract Requirement B-4, "OPTIONS," is
- -------
applicable and which is to be supplied only if, and to the extent, said option is exercised.

NOTE B:  These items are firm price items.  Under Section H, Special Contract
- -------
Requirements, H-4 "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)," H-9 "PAYMENTS," H-3 "PRICE ADJUSTMENT FOR CHANGES IN FEDERAL LAW," B-1 "COMPENSATION," and Section I clause entitled "INCENTIVE PRICE REVISION (FIRM TARGET)" are not applicable. Far 52.232-16, "PROGRESS PAYMENTS" (JUL 1991)", as set forth in section I-1 applies.

NOTE C:  Minimum quantity in accordance with Special Contract Requirement H-20,
- -------
"ORDERS."

NOTE D:  The total amount obligated on this contract at the time of contract
- -------
award is $257,512,954, which represents $247,597,592 for the Target Price of
         ------------                    -----------
Item(s) 0001 and the Firm Fixed-Price of Item(s) 0003, 0005, 0007, 0008, 0009,
        ----                                     -----------------------------
and 0010  _________________________, plus $21,358,000 for payment of
- --------                                  -----------
compensation adjustments.  See Attachments J-14-A and J-14-B.

SECTION B: ADDITIONAL REQUIREMENTS

B-1 COMPENSATION (FI) (NAVSEA) (JAN 1990)

The total compensation to be paid the Contractor shall be the sum of the total final prices(s) established in accordance with the "INCENTIVE PRICE REVISION-- FIRM TARGET" (FAR 52.216-16) clause and the amounts payable to or due from the contractor pursuant to the contract provisions identified in paragraph (d)(1) of said clause.

B-2 CONTRACTOR BILLING (NAVSEA) (OCT 1990)

Invoices/vouchers (not requests for progress payments) submitted by the Contractor shall identify the specific accounting classifications cited in this contract. The Contractor shall submit invoices/vouchers by Contract Line Item
(CLIN), Contract Subline Item (SLIN), and ACRN level as identified on the Financial Accounting Data Sheet(s) attached to this contract. To the extent reasonably feasible, costs of performance of this contract shall be segregated, accumulated, and invoiced to the appropriate ACRN categories listed on the Financial Accounting Data Sheet(s). When it is not feasible with respect to invoices/vouchers submitted for CLINs/SLINs with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that invoices/vouchers will allocate costs to the ACRN level on a proportionate basis. Invoices/vouchers submitted to the paying office that do not identify billing amounts by the ACRN level will be returned to the Contractor for proper identification.

B-3 ECONOMIC PURCHASE QUANTITY - SUPPLIES

     (a) Upon receipt of information that acquisitions of repair parts in different quantities would be more advantageous to the Government, the contractor will recommend an economic purchase quantity. If different quantities are recommended, a total and a unit price must be quoted for applicable items. An economic purchase quantity is that quality at which a significant price break occurs and beyond which no substantial decrease would result. If there are significant price breaks at different quantity points, this information is desired as well.

     (b) The Government reserves the right to amend the listing of repair parts with respect to any individual item in the event quotations received and the Government's requirement indicate that different quantities should be acquired.

B-4  OPTIONS

The Government may require the Contractor to furnish any or all of item 0010 for delivery at the time(s) and place(s) and at the price(s) set forth herein.
The option for Item 0010 shall be exercised, if at all, by written or
telegraphic notice by the Contracting Officer and sent on or before    12 MAC*
                                                                       -------

* Months After Contract Award

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

ITEM 0001 - Design, construct, test, outfit, and deliver LSD 41 Class Dock Landing Ship (Cargo Variant) LSD 52.

1.   General
     -------

     a. The Contractor shall design, construct, test, outfit, and deliver the LSD 52 ship fully outfitted and complete in all respects.

     b. With the exception of Government Furnished Material (GFM) listed in Attachment J-3, Technical Services listed in Attachment J-4, and Government Furnished Information listed in Attachment J-5, the Contractor shall furnish all of the facilities, manpower, quality assurance, inspection and test facilities, management organization and control necessary to accomplish the work under this contract.

2.   Construction
     ------------

     a. Subject to the Special Contract Requirements and Contract Clauses of this contract, the Contractor shall construct the LSD 52 ship (hereinafter called "ship" or "vessel"). Construction shall be comprised of the total effort of building and testing the ship, including the preparation of work instructions, shop sketches, and other drawings, diagrams, schedules, plans and data incidental to the construction effort. The Contractor shall be responsible for installing all GFM on the ship as listed in the Schedule "A", attached hereto as Attachment J-3.

     b. The services, supplies, equipments, materials, and commodities described in this contract shall be performed or procured in accordance with NAVSEA Specifications for Building Landing Ship Dock LSD 41 (Cargo Variant) LSD 52, hereinafter called "specifications" or "the specifications", attached hereto as Attachment J-1.

3.   Engineering
     -----------

     a. The Contractor is responsible for the engineering, planning and technical support required to produce the ship in accordance with the requirements of this contract. A detailed Engineering Plan shall be developed and implemented by the Contractor. The plan to be implemented by the Contractor shall cover all phases of the engineering, planning and producibility efforts.

     b. The Contractor shall develop a detail design for the construction of the LSD 52. The design shall be in strict accordance with the specifications.

  c. The Contractor shall develop a detail design schedule that is compatible with the ship construction schedule, and the delivery dates given in Section F.

4.   Program Management
     ------------------

     a.   Management
          ----------

          (1) The Contractor shall provide the management effort necessary to ensure the schedule and technical performance under this contract. The Contractor shall provide the Government visibility and status of the design and construction effort. The Contractor shall identify problems and potential problems that could adversely impact on the ship delivery schedule or performance, and shall provide recommended solutions.

          (2) The Contractor shall establish a Project Office to act as the primary technical point of contact. The Contractor shall also provide a full time representative within the metropolitan Washington, D.C. area to act as a liaison between the Government and the Contractor.

     b.   Cost/Schedule Control Systems (C/SCS)
          -------------------------------------

          In the performance of this contract, the Contractor shall establish, maintain and use Cost/Schedule Control Systems meeting the criteria set forth in DoD FAR Supp 252.234-7001, "COST/SCHEDULE CONTROL SYSTEMS".

     c.   Status Reports and Reviews
          --------------------------

          (1) The Contractor and those subcontractors selected to meet C/SCS criteria in accordance with paragraph (e) of DoD FAR Supp 52.234-7001, "COST/SCHEDULE CONTROL SYSTEMS", shall develop periodic status reports detailing cost and schedule performance and the progress of the program.

          (2) The Contractor shall host quarterly Shipbuilding Production Progress Conferences (SPPCs) to be held at the Naval Sea Systems Command, or if the Government so elects, at the Contractor's facility on dates mutually agreeable to both parties. The objective of these reviews is to identify problem areas, both actual and projected, assess their potential impact, and assign appropriate management action. The Contractor shall report the status of the program, using appropriate visual aids, giving particular attention to design performance, integrated logistic support, cost performance, program management, production performance, and test and evaluation performance. Financial status shall also be reported during the

SPPCs. The Contractor shall provide administrative support for the SPPCs including clerical service, conference rooms, and on-site transportation.

          (3) Design Progress Reviews shall be held at the Contractor's facility at approximately six week intervals until the detail design is complete. The purpose of these reviews is to report on the progress of the design and to surface and resolve design and related problems as they arise. The Contractor shall provide administrative support for the Design Progress Reviews to the same extent as for SPPCs.

          (4) The Contractor shall develop an agenda for and a report of each SPPC and each Design Progress Review. The supervisor shall be contacted five days prior to printing the agenda to obtain Government inputs.

     d.   Contract Work Breakdown Structure
          ---------------------------------

          The Contractor shall develop a product oriented contract work breakdown structure (CWBS) in accordance with MIL-STD-881. The CWBS shall be developed to the third digit level at a minimum. The CWBS shall be used as the basis for organizing and reporting all work performed under the contract. The Contractor is responsible for the traceability of data supporting the work elements.

     e.   Master Equipment List
          ---------------------

          The Contractor shall develop, update and maintain a Master
Equipment List of all GFE and CFE from contract award through expiration of the ship's guaranty period. A single report showing the status of field changes for CFE and GFE electronics and ordnance equipment shall be developed and maintained from contract award through delivery of the ship.

     f.   Contract Responsibility Matrix
          ------------------------------

          A Contract Responsibility Matrix (CRM) shall be developed which shows the relationship of the CWBS to the Contractor's functional organization. The CRM shall show the organizational unit, the responsible official, and the cost center accounting code at each matrix intersection. The CRM should be similar in detail and format to Figure 3-1 of NAVMAT P-5240.

     g.   Master Scheduling and Manufacturing Plan
          ----------------------------------------

          The Contractor shall develop a Master Scheduling and Manufacturing Plan that describes the approach, methods, procedures and schedules to be implemented for the design and construction of the ship.

5.   Data Management
     ---------------

     a. The Contractor shall be responsible for the development, management, and maintenance of all deliverable documents generated by the Contractor and his subcontractors under this contract.

     b. The Contractor shall develop a Data Management Plan (DMP) for the management and maintenance of all data generated by the Contractor and his subcontractors under this contract. The DMP shall provide for the identification, planning, coordination, scheduling, validation, integration, and control of the data. The DMP shall also address the requirements of DoD FAR Supp 52.227-7018, "RESTRICTIVE MARKINGS ON TECHNICAL DATA".

     c. The Contractor shall maintain central files or record copies that shall include reproducible copies (including originals, aperture cards, microfiche, and tapes as appropriate) of all data that are generated under this contract and shall provide access to that data by designated agents or representatives of the Government.

     d. The Contractor shall maintain a current copy of the specifications and contract drawings, in accordance with the following:

          1) Shipbuilding Specification Maintenance:

               (a) All text shall be retained on disks or memory tapes to facilitate the additions, deletions, and corrections required by future changes. The disks or tapes shall be stored to be used in retrieving text pages for changes.

               (b) The LSD 52 specifications shall be provided to the Navy on disks. The disks shall be either 5 1/4" double sided double density floppy disks or 3 1/2" high density disks formatted in Word Perfect 5.0.

               (c) The Contractor shall print and provide the LSD 52 specifications (including addenda) reflecting the LSD 52 configuration baseline at contract award. The Contractor shall accomplish a word-by-word, line-by-line, page-by-page comparison of the resulting printed specification with the paper specification provided with the solicitation to ensure a correct translation has been achieved. All differences shall be corrected by the Contractor to reflect the paper specification provided with the solicitation. The resulting paper specification shall be word-by-word, line-by-line, and page-by-page identical to the paper specification provided with the solicitation. The Contractor shall then incorporate insert page modifications received prior to contract award to produce a clean specification.

               (d) Cost of future changes shall be subject of separate future contract modifications which shall include the costs for editing and printing those changes.

               (e) Edited pages shall be retyped in a format similar to the original document and lines shall be numbered in the margin in increments of five. Pages shall be printed on both sides and punched for use in a 3-ring binder. Each page shall have printed in the lower right corner a notification of revision and date (i.e., Rev. 2, 9-10-81). At the bottom of each page shall be a list of all contract modifications numbers incorporating changes to the specifications on the page (i.e., 00-: lines -to -). Each addition or revision to a line in the text shall be shown in italics, underscored, or margin barred. Each deletion shall be marked by a diamond symbol ( ) in the margin. When it is necessary to add additional text, the sheets shall be added with numerical/alphabetical numbering keyed to the original page (i.e., page 245, 245A 245B, etc.). A record page shall be provided indicating the cumulative changes and the date of incorporation.

          2) Contract Drawing Maintenance

               (a) The Contractor shall maintain the original set of contract drawings in a manner similar to ship construction drawings. Any revisions to the contract drawings required as a result of changes to the configuration baseline will be accomplished in accordance with an approved Notice of Revisions.

               (b) Distribution of approved changes and/or revised contract drawings shall be in accordance with DD Form 1423.

     e. The Contractor shall develop a complete set of construction drawings representing the "final" configuration of the ship.

6.   Quality Assurance
     -----------------

     a. The Contractor shall develop and implement a Quality Program Plan which is in compliance with MIL-Q-9858A. The plan shall describe the Contractor's system of management controls which are used to ensure compliance with contract requirements and the specifications.

     b. The Contractor shall construct the ship under this contract to meet the technical, administrative and quality assurance requirements as set forth in the specifications and contract requirements.

     c. The Contractor shall demonstrate the effectiveness of the quality program and its compliance with MIL-Q-9858A by reporting results-oriented indicators of quality. These indicators are compilations of individual test and inspection results organized in a manner that facilitates visibility and use by the Contractor's management. This provision does not require additional inspection or testing; it merely provides for organized reporting of results of inspections and tests required elsewhere in the contract, specifications or contractor's inspection or test instructions. Results-oriented indicators of quality include:

          .    Percent of first-time test yields
          .    Quantity of discrepancies found during compartment completion inspection
          .    Percent of weld inspections that are rejected
          .    Cost of rework (including fully burdened manhours)
          .    Cost of scrap
          .    Percent of inspections of paint, primer and surface preparation that are rejected
          .    Percent of received materials found discrepant
          .    Percent of label plate fabrication and installation errors
          .    Percent of electrical cable installation errors
          .    Percent of delivered data items requiring revision/correction
          .    Percent of foundation installations that are accepted at first inspection
          .    Percent of piping installations accepted at first
               inspection
          .    Quantity of Contractor-responsible sea trial deficiencies for builder's sea trial and acceptance trial

          .    Quantity of audit findings from each internal audit
          .    Quantity of Government-reported deficiencies remaining open, including the number of days they have been open (QDR Aging
               Summary)

     d. Statistical evidence of quality control of all fabrication and assembly processes which impact quality shall be developed and maintained. In addition, quality shall be controlled by defining critical quality control points within the sequence of fabrication, assembly and test operations and by establishing and maintaining minimum yield rates at each of these critical quality control points.

     e. Data shall be maintained by the Contractor throughout the contract to demonstrate that the processes remain within statistical control (defined as plus or minus three standard deviations from the process average) and that yield rates at critical quality control points are above minimum values. If processes are out of control or the yields are below minimum values, the Contractor shall define the root cause of the problem and take corrective action to preclude recurrence. Data shall be maintained to indicate the effectiveness of corrective action.

     f. The Contractor shall include in his response to Government-reported deficiencies the date by which corrective action shall be implemented, if not completed.

     g. Defect history charts conforming to SECNAVINST 4855.2 shall be prepared and maintained for all processes, operations, inspections and tests employed in construction of the ship. Quality indicators to be charted are contained in c., above. Defect history charts provide information regarding process stability over time by identifying variations in the number of defects between consecutive units or fluctuations in the process average over time. When control limits are exceeded, the Contractor shall initiate corrective action.

     h. Defect distribution charts conforming to SECNAVINST 4855.2 shall be prepared and maintained by the Contractor to identify the major causes of rework, scrap and quality deficiencies. Defect distribution charts shall provide a Pareto analysis (worst first) of those processes, operations, inspections or tests that have the greatest impact on the defect rate, rework cost and scrap cost.

     i. Defect reduction charts conforming to SECNAVINST 4855.2 shall be developed and maintained to reveal whether or not product quality is improving and whether or not the rate of improvement is consistent with planned goals.

7.   Configuration Management
     ------------------------

     a. The Contractor shall develop, implement and maintain a Configuration Management Plan (CMP) which meets the requirements of DoD-STD-481B, NAVMATINST 4130.1A and the requirements of the provision of this contract entitled "CONFIGURATION MANAGEMENT". The Contractor shall develop and include in the CMP the procedures to be used for maintaining control of the LSD 52 Configuration Baseline, identifying configuration items, conducting functional and physical configuration audits, and maintaining configuration status accounting records.

     b. The Contractor shall develop the LSD 52 Configuration Baseline as systems detail drawings are developed and equipment is identified and procured. Each item in the LSD 52 numbering system that provides a top down breakdown arrangement in which any part of the ship, system, equipment and assemblies can be addressed relative to its next higher assembly.

8.   Reliability and Maintainability
     -------------------------------

     a.   R&M Program
          -----------

          The Contractor shall develop and implement a comprehensive
R&M Program in accordance with MIL-STD-785 Tasks 101 and 102 (reliability) and MIL-STD-470 Tasks 101 and 102 (maintainability). The Contractor shall prepare a detailed R&M Plan for meeting the stated requirements and objectives. The Contractor shall perform specific R&M tasks and analyses in accordance with the specifications.

     b.   Reliability/Maintainability/Availability (RMA)
          ----------------------------------------------

          The RMA requirements shall be as set forth in the specifications which identify the R&M requirements for all mission-essential equipment invoked under this contract.

     c.   Electrical/Electronic Equipment
          -------------------------------

          The Contractor shall comply with the provisions of NAVMATINST 4855.10 as they pertain to electronic equipment procured and installed in the LSD 52. Existing power supply designs will be evaluated for compliance with the guidelines set forth in NAVMAT P-4855-1.

     d.   Unit Reliability/Maintainability Validation
          -------------------------------------------

          (1) A R&M Impact of Changes report shall be developed for any item of mission-essential Contractor-furnished equipment (CFE) subject to either: (a) changes in source; or (b) a design change which affects the established Mean-Time-Between-Failure (MRBF) or Mean-Time-To-Repair (MTTR). The Contractor shall perform Reliability and Maintainability (R&M) engineering analyses, obtain R&M experience data, and perform R&M investigations as necessary to provide a R&M Impact of Changes report for each item of mission-essential CFE identified in NAVSEA report 05MR-022-86 and 05MR-004-87 REV. A. The report shall provide a technical R&M analysis which fully accounts for the effects of the change and provides substantiation for any revised MTBF and MTTR values.

          (2) The R&M tasks required for the lift platforms shall include those identified in Section 076 of the specifications, parts derating in accordance with NAVSEA TE000-AB-GTP-10, mechanical and electrical stress analyses, dimensional tolerance analyses, evaluation of the environmental profile for the equipment, design limit qualification tests as required by
Section 095-772c of the specifications.

     e.   Screening of Contractor-Furnished Electronic Equipment
          ------------------------------------------------------

          The Contractor shall impose the following requirements on his subcontractors in response to DoD 4245.7-M and NAVMAT P-9492:

          (1) For all mission essential contractor furnished electronic equipment listed in Appendix B of NAVSEA Reports 05MR-022-86 and 05MR-004-87 Rev. A that contain semiconductors and are delivered under an established production process, the Contractor shall assemble for Government review and approval the semiconductor screening procedures employed throughout the production process to ensure that premature failure of the semiconductor will not occur because of manufacturing defects of the semiconductors.

          (2) For all mission essential contractor furnished electronic equipment that contain semiconductors listed in Appendix B of NAVSEA Reports 05MR-022-86 and 05MR-004-87 Rev. A, the manufacturer of the end unit shall certify that the equipment supplied meets or exceeds the Mean Time Between Failures (MTBF) and Mean Time To Repair (MTTR) values invoked by NAVSEA Reports referenced herein.

          (3) For all mission essential contractor furnished electronic equipment listed in Appendix B of NAVSEA Reports 05MR-022-86 and 05MR-004-87 Rev. A that contain semiconductors but for which the design has yet to be determined and have not been produced by established manufacturing process the following tests shall be conducted:

               (a) One hundred percent rescreening of semiconductors at -55(degree) +25(degree) and +125(degree)Celsius

               (b) Particle induced noise (PIN) testing of non-passivated semiconductors with cavities.

          (4) Manufacturing screening at the levels specified in DoD 4245.7-M for the CFE identified in Section 076 of the specifications.

9.   System Safety
     -------------

     The Contractor shall develop and implement, in accordance with the specifications, a System Safety Program Plan that is integrated into design, construction, and testing. The program shall include both personnel and material safety considerations and shall be fully responsive to MIL-STD-882B.

10.  Human Engineering Program
     -------------------------

     The Contractor shall develop and implement a Human Engineering
Program Plan (HEPP) which conforms to MIL-H-46855B, "HUMAN ENGINEERING REQUIREMENTS FOR MILITARY SYSTEMS, EQUIPMENT AND FACILITIES". The HEPP shall detail the Contractor's approach, methods and practices for assuring that human engineering principles are applied to the design and construction of the ship. The human engineering design effort shall be accomplished in conformance with MIL-STD-1472C, "HUMAN ENGINEERING DESIGN CRITERIA FOR MILITARY SYSTEMS, EQUIPMENT AND FACILITIES".

11.  Integrated Logistic Support (ILS) Program
     -----------------------------------------

     a. The objective of the LSD 52 ILS program is to assure that accurate and adequate logistic support is delivered to the fleet in a timely manner at the lowest life cycle cost. In order to effect this:

          (1) The Contractor shall integrate logistic activities with those of Configuration Management. The Contractor's integration methods shall ensure that the current ship configuration is being used as the basis of ILS analyses. The Contractor's ILS manager shall participate in configuration audits and reviews, in Contractor Configuration and Change Control Board activities, and in subcontractor/vendor configuration management activities to ensure that completed Logistic Support Analyses (LSAs) and technical manuals reflect the "final" ship configuration.

          (2) The Contractor shall ensure that engineering characteristics and logistic parameters are in balance with one another. The Contractor shall ensure that his ILS organization works jointly with ship design engineering and that an iterative Integrated Logistic Support/Design process is established to achieve a closed loop information exchange network.

          (3) The Contractor shall provide methods for integrating logistic functions within the Contractor's organization. The Contractor shall ensure that interfacing Government Logistic Support responsibilities are identified and milestones are established consistent with the acquisition schedule. The Contractor's ILS manager shall conduct meetings to assure that integration procedures are being followed. This manager shall maintain files for accounting, monitoring, and controlling all events which impact the ILS function and those interdependent events which must be coordinated with these functions. The Contractor shall establish methods of processing and expediting the flow of information among the ILS personnel, other Contractor personnel and Navy activities. The Contractor's ILS manager shall monitor such functions as Data Management, Configuration Management, Ship Design Engineering, Quality Assurance, Systems Engineering, Assurance Engineering, Test and Evaluation, Procurement, Subcontractors and Vendors, and Human Engineering to assure that ILS integration is achieved. The Contractor's Logistic Manager shall establish and maintain communications with applicable codes within PMS377 and the Supervisor of Shipbuilding.

          (4) The Contractor shall outline his approach to performing the logistic requirements in the specifications by developing an Integrated Logistic Support Plan, formatted as a compendium of Logistic Element Plans (LEPs), consisting at a minimum of the plans listed below.

               (a) ILS Management and Integration Plan. This plan shall outline the Contractor's approach to the management and integration of the Contractor's ILS program. It shall define the Contractor's organization for logistics, identify all personnel and define the function of the various organizations within logistics. In addition, this plan shall address Navy/Contractor interfaces and the integration of logistic activities, tasks and functions that ensure logistic requirements are included in ship design and construction.

               (b) Maintenance Management Plan. This plan shall address maintenance planning tasks to be accomplished during ship design and construction. It shall discuss the Contractor's approach to develop the Class Planned Maintenance System Documentation, LSA and LSARs as a consequence of new and/or modified equipment used by the Contractor on the ship.

               (c) Supply Support Management Plan. This plan shall establish the Contractor's tasks and responsibilities for providing data and material for development of supply support for the ship.

               (d) Support and Test Equipment Plan. This document shall present the Contractor's plan to accomplish the support and test equipment tasks contained in the specifications.

               (e) Packaging, Handling, Stowage and Transportation Plan. This plan shall describe the packaging, handling, stowage, and transportation requirements for material and equipment in the Contractor's custody.

               (f) Facilities Plan. This plan shall identify the impact of new equipment introduced on existing Navy facilities and report new facility requirements to the ship Acquisition Manager.

               (g) Contractor Support Plan. This document shall detail the Contractor's approach for determining and implementing changes to logistic documentation on products which result from deficiencies determined during various trials, from the time of preliminary acceptance to the end of the guaranty period.

          (5) The ship shall be delivered with all logistic resources on board. The Navy, with assistance from the Contractor, will conduct a Logistic Readiness Review (LRR) prior to acceptance trials on the ship to evaluate the Contractor's performance in meeting ILS requirements and to identify any deficiencies in logistics resources which are to be corrected by the Contractor prior to ship delivery.

     b.   ILS Performance
          ---------------

          The Government's Integrated Logistic Support Management
Team (ILSMT) will monitor and evaluate the Contractor's ILS program. The ILSMT will meet with the Contractor's ILS representatives quarterly to discuss progress in the ILS program. The Contractor shall assist the Government in developing agendas, documenting decisions, taking and distributing minutes, and reporting program progress in each ILS functional area. Under the terms of Special Contract Requirement H-23, "PERFORMANCE INCENTIVE," the Contractor may earn a monetary award for his performance in surpassing ILS objectives.

     c.   Logistic Support Analysis
          -------------------------

          (1) The Contractor shall perform Logistic Support Analyses (LSAs) on all CFE and GFE in accordance with Sections 080 and 081 of the specifications. An LSA plan shall be prepared which describes the Contractor's LSA methodology in detail. The Contractor shall develop and maintain a LSA record in accordance with MIL-STD-1388.

          (2) The Government will conduct LSA reviews at the Contractor's facility on a quarterly basis. The Contractor shall support the LSA review team by providing administrative services including developing agendas, recording and publishing minutes, and providing technical reference data. At the beginning of each LSA review, the Contractor shall make a presentation which describes the function and location of each equipment and system to be reviewed and the plan for maintenance developed for each. The Contractor shall also present overall LSA status and identify LSA milestones.

     d.   Provisioning
          ------------

          Provisioning data shall be developed in accordance with the Provisioning Requirements Technical Specifications, NAVSEA T6490-AGGTP-010, attached hereto as Attachment J-12.

     e.   Supply Support
          --------------

          The Contractor shall execute supply support management actions in accordance with the specifications and the Real-Time Outfitting Management Information System (ROMIS) Requirements Statement (RRS) appended as Attachment J-7. The ROMIS Equipment/Component and Equipment Configuration baseline, including changes, shall be established and maintained in accordance with DoDSTD-2186 and as specified by the RRS. ROMIS data input shall be prepared as specified in the RRS. A ROMIS Management Plan and schedules shall be prepared in accordance with DoD-STD-2186 and the LSD 52 RRS. The Contractor shall participate in supply support activities and conferences. Provisioning Technical Documentation for the ship shall be procured by the Contractor from vendors as set forth in the Provisioning Requirements Technical Specifications, attached hereto as Attachment J-12, and this Section.

     f.   Maintenance Planning
          --------------------

          Maintenance planning shall be conducted in accordance with the specifications. Reliability Centered Maintenance (RCM) methodology shall be used to determine planned maintenance requirements for the ship.

     g.   Support and Test Equipment
          --------------------------

          The Contractor shall develop a Support and Test Equipment List (STEL) for the ship delivered under this contract in accordance with the specifications. The Contractor shall provide this equipment for the ship as part of outfitting.

     h.   Packaging, Handling, and Stowage
          --------------------------------

          The Contractor shall provide suitable warehousing areas for receipt, inspection, packaging, binning, and interim storage of materials and equipments under his custody, both Contractor Furnished Equipment (CFE) and Government Furnished Equipment (GFE) prior to loading or installing aboard ship in accordance with the specifications. Additional Contract Requirement C-31 "STORAGE OF GOVERNMENT FURNISHED MATERIAL (GFM)", is applicable.

     i.   Manpower, Personnel and Training
          --------------------------------

          The Contractor shall identify and define equipment operation and maintenance training course requirements for every Contractor-furnished non-standard, modified standard and new design equipments in accordance with MIL-STD-1379 and the requirements of the specifications. Further, upon issuance of an Engineering Change Proposal, the Contractor shall develop and conduct specific training courses in accordance with approved training plans and specifications.

     j.   Standardization
          ---------------

          Standardization requirements shall be accomplished in accordance with MIL-STD-680A and the specifications. The Contractor shall develop and implement a Standardization Program Plan as prescribed in the Standardization Program Plan for LSD 52, attached hereto as Attachment J-11. In the event of an inconsistency between standardization requirements and the specifications, the inconsistency shall be resolved by giving precedence to the specifications.

     k.   Parts Control
          -------------

          (1) The Contractor shall maintain a parts control program for all newly developed or substantially modified equipment in accordance with MIL-STD-965A, Procedure I.

          (2)  The selection of parts shall be from the approved
Program Parts Selection List (PPSL) or the Government Furnished
Baseline (GFB).

          (3) Requests for approval of parts proposed as additions to an approved PPSL or GFB require procuring activity approval and Military Parts Control Advisory Group (MPCAG) review in accordance with MIL-STD-965A and CDRL requirements. Test data when requested in writing by the procuring activity shall be provided in accordance with CDRL requirements. If existing test data are not available, testing shall commence only upon written request of the procuring activity.

          (4) The Contractor shall insure that a parts control meeting in accordance with paragraph 5.1.3 of MIL-STD-965A is convened.

          (5) These requirements and those of MIL-STD-965A do not relieve the Contractor of the responsibility for complying with all requirements specified in this contract.

12.  Logistic Readiness Review
     -------------------------

     a. To assure that all logistic efforts have been coordinated and that logistic documentation applicable to fitting-out and delivery is in order, the Contractor shall assist the Government to prepare for and conduct Logistic Readiness Reviews (LRRs). An LRR must, as judged by the Government, be successfully completed prior to acceptance trials. The Contractor shall ensure that all required documentation has been validated and is either delivered or is scheduled for delivery, as required, prior to each LRR.

     b. The Contractor, together with the Government, shall schedule formal LRRs. Each LRR will be conducted as an integrated review of the following logistic elements in the following sequence:

          (1)  Maintenance
          (2)  Personnel and Training
          (3)  Supply Support
          (4)  3M System (PMS and Material History)
          (5)  Support and Test Equipment
          (6)  Technical Logistic Data

     c. Results of the reviews shall be documented. The status of corrective actions shall be monitored by the Contractor to ensure that Quality Assurance and ILS personnel participate in each LRR and in subsequent corrective actions.

13.  Electromagnetic Environmental Effects
     -------------------------------------

     The Contractor shall develop and implement an Electro-magnetic Environmental Effects (E/3/) Program Plan in accordance with the specifications.

14.  Total Ship Test Program
     -----------------------

     a. The Contractor shall develop and conduct a Total Ship Test Program in general accordance with NAVSEA 0900-LP-095-2010 and in accordance with the applicable sections of the specifications and references thereto.

     b. The Contractor shall procure installation and checkout (INCO) spare parts needed to support the construction and testing of the Contractor furnished equipment. INCO spares to support GFE will be provided by the Government, if required. The Contractor shall keep the Government apprised of the status and usage of Government furnished INCO spares.

     c. The Contractor shall provide any special test equipment needed to meet the requirements of this contract.

     d. The Contractor shall develop and implement a Comprehensive Test Plan which shall include desired delivery dates for Government Furnished Test Procedures which are listed in the LSD 52 Test Documentation Booklet, attached hereto as Attachment J-8. These delivery dates will be reviewed and changed, if necessary, during the Comprehensive Test Plan approval process by the Government.

15.  Fitting-Out Services
     --------------------

     a.   Outfitting Prior to Delivery
          ----------------------------

          (1) Prior to delivery, the Contractor shall outfit the ship in accordance with the specifications. When delivered, the ship shall be fully outfitted with all equipment, ship selected records, technical manuals, drawings, and supply support materials as prescribed by approved allowance lists. Supply support material includes spares and repair parts, radiac equipment, equipage, special tools, support and test equipment, on-board data, and consumables, including lubricants. Ammunition, small arms, cryptographic equipment, and pyrotechnics are excluded. The Contractor shall list all on-board materials, shortages, and overages.

          (2) The Contractor shall charge all direct labor and other costs associated with engineering design, procurement, receiving, handling, storage, prebinning, binning, inventory and loadout of COSAL material to Item 0001.

          (3) Wherever this contract requires drawings, technical publications, certificates, or loose items such as locks and keys to be placed aboard the ship, the Contractor, with the concurrence of the Supervisor, shall agree on the details of turnover with the Prospective Commanding Officer or his designated representative. Whatever the mechanics of the exchange of custody, the Contractor shall develop lists of items transferred. The Contractor shall obtain the signature of the designated representative certifying that the Government has accepted custody of the items. The Contractor shall retain this certification for a minimum of one year after delivery of the ship.

          (4) The Contractor shall procure, calibrate, and provide secure storage for all general purpose electronic equipment. This equipment shall be maintained in a calibrated condition until it is transferred to the Prospective Commanding Officer or his designated representative.

     b.   Fitting-Out Activity
          --------------------

          (1) The Contractor is designated the Fitting-out Activity and shall accomplish all fitting-out activities in accordance with Fitting-Out Procedures, New Construction Ships, MIL-STD-1339B, and the NAVSHIPS Fitting-Out Manual, NAVSHIPS 0900-LP-031-0010.

          (2) The Operating Spaces Inventory (OSI) Team will total approxi-mately 17 personnel. They shall have access to the Contractor's plant at all reasonable times for a period commencing approximately seven months prior to ship delivery. The Contractor shall provide each OSI Team with separate offices at the Contractor's plant, with space, furnishings, and facilities for a minimum of 3 officers and 14 enlisted men. The requirements for office space allocation, telephone services, classified material and cash stowage facilities, rest rooms and parking spaces shall be the same as for the Nucleus Crew.

16.  Nucleus Crew
     ------------

     a. The Nucleus Crew will total approximately 75 personnel. They shall have access to the Contractor's plant at all reasonable times for a period commencing approximately twelve months prior to ship delivery. The Contractor shall provide the Nucleus Crew with separate offices at the Contractor's plant, with space, furnishings, and facilities for a minimum of 16 officers and 59 enlisted men. The space allocation shall be at least 100 square feet per officer and 75 square feet per enlisted man. Concurrently, the Contractor shall make available telephone services, classified material and cash stowage facilities, rest rooms, and parking spaces adjacent to the offices for three (3) official vehicles.

     b. A minimum of 25 parking spaces in the shipyard employee parking lots shall be available to the Nucleus Crew. If such parking spaces are distant from the Contractor's plant, any personnel transportation services available to shipyard personnel between parking lot and shipyard shall be available to the ship's personnel. The Nucleus Crew will be required to comply with Contractor rules and regulations governing personnel at its shipyard relating to security and safety. Communications between the Prospective Commanding Officer and the Contractor shall be via the Supervisor. The Prospective Commanding Officer shall be allowed free access to his ship at all reasonable times, be permitted to attend Contractor/Supervisor status meetings, and receive copies via the Supervisor of all status reports transmitted to the Supervisor.

     c. To the extent that the Nucleus Crew activities will not interfere with the Contractor's obligations to deliver the ship in accordance with the contract terms and conditions, the Nucleus Crew shall be allowed reasonable access to the ship for the following activities:

          (1) Indoctrination and familiarization with the general arrangement and condition of the ship.

          (2) Participation during sea trials to the extent permitted by available ship's accommodations and consistent with INSURV requirements.

          (3) Assisting the Supervisor's personnel in conducting inspections of the ship.

17.  Availability Periods
     --------------------

     a.   Pre-Delivery Availability
          -------------------------

          (1) The Contractor shall provide equipment and system access and availability time to the Government on a mutually agreed to schedule for the accomplishment of the following activities:

               (a)  Certifications

               (b)  Crew Training
               (c)  Electromagnetic Interference Testing

          (2)  During the conduct of the above activities the Contractor shall:

               (a) Provide ship services such as power, cooling water, dry air, and air conditioning.

               (b) Provide technical and operator personnel as necessary to assist Government representatives.

     b.   Post-Delivery Availability
          --------------------------

          Immediately following delivery, the ship will commence a Post-Delivery Availability at the Contractor's yard. During this period, the Navy may operate the ship for the purpose of conducting special tests and trials. When not operating at sea, the ship will be berthed at the Contractor's yard. During the Post-Delivery Availability, which may be up to 60 days duration, the Contractor shall:

          (1) Provide berthing space pierside for the ship, including brows and landing platforms, as appropriate, utilities from shore connections (electricity, steam, fresh water, compressed air, sewage, telephone), and crane services.

          (2) Provide convenient parking space and on-site transportation for ship's company personnel as provided to the Nucleus Crew. Provide access through the yard to the ship's force personnel and their authorized visitors.

          (3) When authorized by the Government, by contractual modification, provide industrial services for post-delivery work, industrial services to the Navy test team, and logistic support for the ship's commissioning ceremony.

18.  Demonstrations
     --------------

     Whenever the Contractor is required to demonstrate a procedure, technique, or process, that demonstration shall be accomplished in the actual shipboard space, if available, or in a realistic shipboard-type setting. To this end, shipboard safety procedures must be followed and the tools, equipment, devices, and apparel (such as protective clothing) which will be used by the ship's company shall be those used for the demonstration.

ITEM 0002 - Data for Item 0001

     The data to be furnished hereunder shall be prepared for ITEM 0001 in accordance with the Contract Data Requirement List, DD Form 1423, Exhibits A and B attached hereto as Attachment J-2.

ITEM 0003 - Familiarization

     In addition to the requirements listed below, the following requirements from ITEM 0001 of SECTION C: DESCRIPTION/SPECIFICATIONS/WORK STATEMENT are invoked for 0003.

     Paragraph/Title
     ---------------

     4.c.(2)          Status Reports and Reviews
     4.d.             Contract Work Breakdown Structure
     4.f.             Contract Responsibility Matrix
     5.a. and c.      Data Management

     The Contractor shall develop and conduct a familiarization program for the LSD 52 Nucleus and Balance Crews on the principles of the design and basic operations of the ship. The Nucleus Crew shall receive its familiarization at the Contractor's facility. The Balance Crew shall receive its familiarization at the designated precommissioning site.

ITEM 0004 - Data for Item 0003

     The data to be furnished hereunder shall be prepared for Item 0003 in accordance with the Contract Data Requirements List, DD Form 1423, Exhibits A and B attached hereto as Attachment J-2.

ITEM 0005 - Technical Manuals

     In addition to the requirements listed below, the following requirements from Item 0001 of SECTION C: DESCRIPTION/SPECIFICATIONS/WORK STATEMENT are invoked for 0005.

     Paragraph/Title
     ---------------

     4.c.(2)          Status Reports and Reviews
     4.d.             Contract Work Breakdown Structure
     4.f.             Contract Responsibility Matrix
     5.a. and c.      Data Management

     The Contractor shall develop technical manuals for the operation and maintenance of all Contractor furnished, repairable, APL worthy equipment and systems installed in LSD 52 in accordance with the Technical Manual Contract Requirements (TMCR), attached hereto as Attachment J-6.

     The Contractor shall provide technical manuals, books, guides, lists and changes to existing publications to reflect the configuration of the ship constructed under this contract. Technical Publications and change pages shall meet the requirements stated in the TMCR and the specifications. Fitting-out of both Government-furnished and Contractor-furnished Technical Publications and drawings will be accomplished by the Contractor in accordance with the TMCR and the specifications.

ITEM 0006 - Data for Item 0005

     The data to be furnished hereunder shall be prepared for Item 0005 in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit B attached hereto as Attachment J-2.

ITEM 0007 - COSAL Material

     The Contractor shall provide on-board spares, repair parts, equipage, special tools, loose hardware, and support and test equipment for the ship in accordance with Special Contract Requirement H-24, "REPAIR PARTS, TOOLING AND EQUIPMENT".

ITEM 0008 - Special Studies, Analyses, and Reviews

     The Contractor shall perform special studies, analyses, and reviews, in support of the Design and Construction of LSD 52, in accordance with Special Contract Requirement H-25, "PROVISION OF ENGINEERING SERVICES".

ITEM 0009 - Engineering and Industrial Services

     The Contractor shall perform engineering and industrial services, in support of the Design and Construction of LSD 52, in accordance with Special Contract Requirement H-20, "ORDERS".

ITEM 0010 - IGES Format SSR Drawings

     In addition to the requirements listed below the following requirements of Item 0001 of SECTION C: DESCRIPTION/SPECIFICATIONS/WORK STATEMENT are invoked for 0010.

     Paragraph/Title
     ---------------

     4.c.(2)                    Status Reports and Reviews
     4.d.                       Contract Work Breakdown Structure
     4.f.                       Contract Responsibility Matrix
     5.a. and c.                Data Management

     For LSD 52 Ship Selected Record (SSR) drawings, a magnetic tape copy, in Initial Graphics Exchange Specification (IGES) format (National Technical Information Service Order No. PB83-137448), shall be prepared.

ITEM 0011 -  Data for Item 0010

     The data to be furnished hereunder shall be prepared for Item 10 in accordance with the Contract Data Requirements List, DD Form
1423, Exhibits A and B attached hereto as Attachment J-2.

SECTION C:  ADDITIONAL REQUIREMENTS


C-1 ACCESS TO THE VESSEL(S) (AT) (NAVSEA) (JAN 1983)

Officers, employees and associates of other prime Contractors with the Government and their subcontractors, shall, as authorized by the Supervisor, have, at all reasonable times, admission to the plant, access to the vessel(s) where and as required, and be permitted, within the plant and on the vessel(s) to perform and fulfill their respective obligations to the Government. The Contractor shall make reasonable arrangements with the Government or Contractors of the Government, as shall have been identified and authorized by the supervisor to be given admission to the plant and access to the vessel(s) for office space, work areas, storage or shop areas, or other facilities and services, necessary for the performance of the respective responsibilities involved, and reasonable to their performance.

C-2 ACCESS TO VESSELS BY NON-U.S. CITIZENS  (NAVSEA)  (SEP  1990)

(a) No person not known to be a U.S. citizen shall be eligible for access to naval vessels, work sites and adjacent areas when said vessels are under construction, conversion, overhaul, or repair, except upon a finding by COMNAVSEA or his designated representative that such access should be permitted in the best interest of the United States. The Contractor shall establish procedures to comply with this requirement and NAVSEAINST 5500.3 (series) in effect on the date of this contract or agreement.

(b) If the Contractor desires to employ non-U.S. citizens in the performance of work under this contract or agreement that requires access as specified in paragraph (a) of this requirement, approval must be obtained prior to access for each contract or agreement where such access is required. To request such approval for non-U.S. citizens of friendly countries, the Contractor shall submit to the cognizant Contract Administration Office (CAO), an Access Control Plan (ACP) which shall contain as a minimum, the following information:

     (1) Badge or Pass oriented identification, access, and movement control system for non-U.S. citizen employees with the badge or pass to be worn or displayed on outer garments at all times while on the Contractor's facilities and when performing work aboard ship.

          (i) Badges must be of such design and appearance that permits easy recognition to facilitate quick and positive identification.

       (ii) Access authorization and limitations for the bearer must be clearly established and in accordance with applicable security regulations and instructions.

      (iii) A control system, which provides rigid accountability procedures for handling lost, damaged, forgotten or no longer required badges, must be established.

       (iv) A badge or pass check must be performed at all points of entry to the Contractor's facilities or by a site supervisor for work performed on vessels outside the Contractor's plant.

     (2) Contractor's plan for ascertaining citizenship and for screening employees for security risk.

     (3) Data reflecting the number, nationality, and positions held by non-U.S. citizen employees, including procedures to update data as non-U.S. citizen employee data changes, and pass to cognizant CAO.

     (4) Contractor's plan for ensuring subcontractor compliance with the provisions of the Contractor's ACP.

     (5) These conditions and controls are intended to serve as guidelines representing the minimum requirements of an acceptable ACP. They are not meant to restrict the Contractor in any way from imposing additional controls necessary to tailor these requirements to a specific facility.

(c) To request approval for non-U.S. citizens of hostile and/or communist-controlled countries (listed in Department of Defense Industrial Security Manual, DOD 5220.22-M or available from cognizant CAO), Contractor shall include in the ACP the following employee data: name, place of birth, citizenship (if different from place of birth), date of entry to U.S., extenuating circumstances (if any) concerning immigration to U.S., number of years employed by Contractor, position, and stated intent concerning U.S. citizenship. COMNAVSEA or his designated representative will make individual determinations for desirability of access for above group. Approval of ACP's for access of non-U.S. citizens of friendly countries will not be delayed for approval of non-U.S. citizens of hostile communist-controlled countries. Until approval is received, Contractor must deny access to vessels for employees who are non-U.S. citizens of hostile and/or communist-controlled countries.

(d)  An ACP which has been approved for specific Master Ship Repair Agreement
(MSRA) or Agreement for Boat Repair (ABR) or Basic Ordering Agreement (BOA), is valid and applicable to all job orders awarded under that agreement.

(e) The Contractor shall fully comply with approved ACPs. Noncompliance by the Contractor or subcontractor serves to cancel any authorization previously granted, in which case the Contractor shall be precluded from the continued use of non-U.S. citizens on this contract or agreement until such time as the compliance with an approved ACP is demonstrated and upon a determination by the CAO that the Government's interests are protected. Further, the Government reserves the right to cancel previously granted authority when such cancellation is determined to be in the Government's best interest. Use of non-U.S. citizens, without an approved ACP or when a previous authorization has been canceled, will be considered a violation of security regulations. Upon confirmation by the CAO of such violation, this contract, agreement or any job order issued under this agreement may be terminated for default in accordance with the clause entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICES)" (FAR 52.249-8) for "DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)" (FAR 52.249-9), as applicable.

(f) Prime Contractors have full responsibility for the proper administration of the approved ACP for all work performed under this contract or agreement, regardless of the location of the vessel, and must ensure compliance by all subcontractors, technical representatives and other persons granted access to U.S. Navy vessels, adjacent areas, and work sites.

(g) In the event the Contractor does not intend to employ non-U.S. citizens in the performance of the work under this contract, but has non-U.S. citizen employees, such employees must be precluded from access to the vessel and its work site and those shops where work on the vessel's equipment is being performed. The ACP must spell out how non-U.S. citizens are excluded from access to contract work areas.

(h) The same restriction as in paragraph (g) above applies to other than non-U.S. citizens who have access to the Contractor's facilities (e.g., for accomplishing facility improvements, from foreign crewed vessels within its facility, etc.).


C-3 APPROVAL BY THE GOVERNMENT (AT) (NAVSEA) (JAN 1983)

Approval by the Government as required under this contract and applicable specifications shall not relieve the Contractor of its obligation to comply with the specifications and with all other requirements of the contract, nor shall it impose upon the Government any liability it would not have had in the absence of such approval.

C-4 CONFIGURATION MANAGEMENT (NAVSEA) (SEP 1990)

(a)  Baseline Definition - For configuration control purposes, all contractual
     -------------------
documentation in effect at the time of contract award shall constitute the Contract Baseline which shall be considered incorporated in the baseline documentation.

(b)  General Requirement - (1) The Contractor shall maintain a Configuration
     -------------------
Control Program to assure that all detail level work being performed under this contract is in compliance with appropriate baseline documentation. The Contractor shall prepare a Configuration Management Plan for approval by the Government.

     (2) Whenever a situation arises wherein the Contractor cannot comply with a baseline document, or whenever intent of such documentation is significantly changed by detail level documentation, the Contractor shall submit change documents to modify baseline documents to resolve the conflict or to allow non-compliance. Whenever the cost of implementing a proposed change is less than $500,000, the Contractor shall provide documentation explaining the nature of related costs as shown on the change document. Whenever the contract cost changes by more than $500,000, the Contractor shall complete a SF 1411 detailing all related costs, and attach it to the change document. Change documentation shall be submitted to the Supervisor in accordance with the Contract Data Requirements List (CDRL), and as described in paragraphs (c) through (f) below.

(c)  Engineering Change Proposals (Short Form, DD Form 1693) - MIL-STD-481B
     -------------------------------------------------------
 shall be used as general guidance for completing this standard form. This form shall be used whenever the detail level physical configuration, material quality, operational or functional performance of equipment or installed systems will not be in compliance with baseline design-related documents
 (Ship Specifications, Contract Drawings, etc.), and a change to the baseline document is considered an appropriate means of resolving a design-related issue. Documentation shall be developed in sufficient detail to enable Government review and evaluation of the merits of the proposed change, including cost and scheduling impact, ship class impact, and consequences if disapproved. Due to space limitations of the Standard DD Form 1693, the Contractor may use form continuation sheets to assure that sufficient detailed information, including appropriate illustrations, is provided. All existing drawings and technical manuals impacted by the change shall be listed along with a brief narrative explanation of needed changes to incorporate the Engineering Change Proposal (ECP) if approved. Weight and moment data incidental to the change shall be provided in Block 15 of the form. The Contractor shall also prepare applicable baseline document insert sheets, with specific word changes or proposed re-write, to facilitate baseline documentation changes.

(d)  Non-Engineering Change Proposals (NAVSEA Form 4130) - This form shall be
     ---------------------------------------------------
used to document administrative, procedural, scheduling, or documentation changes that do not directly impact the physical configuration of the ship. The completed Form 4130 should explain the nature of the problem, identify the applicable baseline document (i.e., Contract Data Requirement List (CDRL), Contract Clause, etc.) and provide a detailed explanation justifying the proposed course of action desired to resolve the problem. Due to the space limitation on the form, continuation sheets may be used. Insert sheets for applicable documents shall also be attached to facilitate change action in the event the Non-Engineering Change Proposal (NECP) is approved.

(e)  Deviations and waivers (DD Form 1694) - In the event that a baseline
     -------------------------------------
design-related document requirement cannot be met, and a change to the baseline document is considered inappropriate, the Contractor shall submit a request for deviation or waiver, as applicable. The explanation of "need for deviation" of Block 24 should provide detailed justification and consequences of approval, to include technical details explaining the degree of non-compliance or effect on ship equipment or system operation constraints. In a similar manner, a waiver shall document an "as built" configuration that departs from baseline documentation, and should include any proposed corrections or modifications to better meet the intent of the baseline document. MIL-STD-481B provides guidance in completing DD Form 1694.

(f)  Equitable Adjustments for Change Documentation Preparations - For its
     -----------------------------------------------------------
effort expended in preparing ECPs, NECPs, Deviations and Waivers, the Contractor shall receive equitable adjustment under the following circumstances.

     (1) In the event the Contractor, on its own initiative, and without written request from the Government, develops a change document that is later disapproved by the Government, the Contractor shall bear the cost of this effort.

     (2) To avoid such loss, and at its option, the Contractor may submit a "preliminary" document that outlines intent, but without detailed supporting documentation and request the Supervisor's approval for expenditure of effort to complete the detailed supporting documentation. In the event the Supervisor denies this request, the Contractor will bear the cost of development of the "preliminary" document, and shall make no further effort to complete detailed supporting documentation.

     (3) In the event the Supervisor approves the Contractor's request to develop supporting documentation, the Contractor shall be equitably compensated for its effort for both the "preliminary" and "final" documentation, regardless of whether or not the change document is later approved.

     (4) In the event the Government requests in writing that the Contractor develop change documentation, the effort expended by the Contractor in developing such documentation shall be subject to equitable adjustment, regardless of whether or not the change document is later approved.

     (5) In the event the Contractor, on its own initiative, and without written request from the Government, develops a change document that is later approved by the Government, the cost of developing such documentation shall be incorporated in the contract modification that implements the change.

     (6) Failure to agree to such equitable adjustment in contract price shall constitute a dispute, and shall be adjudicated in accordance with the requirements of the clause entitled "DISPUTES" (FAR 52.233-1).

(g) The Contractor shall verify (by physical inspection of the vessel) to the Government, that all Field Modification Requests (FMRs) and Headquarters Modification Requests (HMRs) (including Government responsible trial items) have been incorporated into the vessel. Verification shall include:

     (1)  List of all HMRs and FMRs authorized to date.

     (2)  List of those HMRs and FMRs verified to be complete.

     (3) List of those HMRs and FMRs which are partially complete or not started with scheduled date for their completion.

(h) Any cost reduction proposal submitted pursuant to the clause entitled "VALUE ENGINEERING" (FAR 52.248-1) shall be submitted as a Code V Engineering Change Proposal (VECP) on the DD Form 1692 series and shall be supplemented by the information required by the "VALUE ENGINEERING" clause.


C-S HEAVY WEATHER PLAN (NAVSEA) (APR 1992)

In order to ensure that Navy vessels and materials are protected during the hurricane or "heavy weather" season, the Contractor is required to have a written Heavy Weather Plan or Procedure which assigns responsibilities and prescribes actions to be taken in the event a hurricane is expected to approach or to strike the place of performance. The Contractor shall furnish to the cognizant Shipbuilding, Conversion and Repair, U.S. Navy, upon his request, a copy of such Heavy Weather Plan, and shall make such changes in the plan as the Supervisor considers necessary and reasonable to protect and care for vessels and machinery and equipment to be installed therein.


C-6 CONTRACTOR PROBLEM IDENTIFICATION REPORTS (NAVSEA) (SEP 1990)

(a) Contract Problem Identification Reports (CPIRs) shall be used by the Contractor for the purpose of alerting the Government to actual or potential contract problems and of establishing an early dialogue between the Contractor and the Government with regard thereto.

(b) A "contract problem" is a fact or circumstance of which the Contractor is aware that does, will or reasonably is anticipated to (1) have a significant or substantial impact on the delivery schedule or completion of contract performance or the cost of performance of the contract (increase or decrease) or (2) requires modification to the contract or specification(s). The terms "significant" and "substantial" shall be interpreted in the same manner as they would be interpreted by a reasonably prudent business person under the relevant circumstances.

(c) The Contractor shall report each contract problem promptly and in no event later than ten (10) calendar days, after the Contractor identifies such contract problem. A written CPIR shall be transmitted via the Administrating Contracting Officer (ACO) to the Procuring Contracting Officer and to the cognizant technical code. Each CPIR shall be entitled "Contract Problem Identification Report", shall be dated, numbered sequentially and shall set forth on the following based on the best and most complete information, then known or available to the Contractor:

     (1)  The nature of the contract problem;

     (2) The date on which the contract problem arose and the date on which the contract problem was identified as such;

     (3) The anticipated direct and consequential effects of the contract problem upon the delivery schedule or completion of contract performance or the cost of performance of the contract;

     (4) Identification of the supplies and/or services which are or may be affected; and

     (5) The Contractor's recommended solution to the reported contract problem.

(d) Follow-up status reports of each contract problem, identified by the original CPIR number, shall be furnished monthly or more frequently as required by the Contracting Officer. A final follow-up report shall be furnished immediately following resolution of each contract problem.

(e) CPIRs shall not be submitted when notice of the same contract problem is required to be furnished to the Government pursuant to any other requirement of this contract. The submission of a CPIR, however, does not relieve the Contractor of its obligations to provide notice required under any other requirement of this contract.


C-7 DEPARTMENT OF LABOR SAFETY AND HEALTH STANDARDS FOR SHIPBUILDING (AT) (NAVSEA) (JAN 1990)

Attention of the Contractor is directed to Public Law 91-596, approved December 29, 1970 (84 Stat. 1590, 29 U.S.C 655) known as the "OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970" and to the "OCCUPATIONAL SAFETY AND HEALTH STANDARDS FOR SHIPYARD EMPLOYMENT" promulgated thereunder by the Secretary of Labor (29 C.F.R. 1910 and 1915). These regulations apply to all shipbuilding and related work, as defined in the regulations. Nothing contained in this contract shall be construed as relieving the Contractor from any obligations which it may have for compliance with the aforesaid regulations.


C-8 DRYDOCKING FACILITIES AND SHIPBUILDING WAYS CERTIFICATION (AT) (NAVSEA) (JAN 1990)

Drydocking facilities and shipbuilding ways employed in the performance of this contract shall be certified in accordance with MIL-STD-1625C (SH) dated 31 August 1987, Safety Certification Program for Drydocking Facilities and Shipbuilding Ways for U.S. Navy Ships. The "Facility Certification Report" shall be submitted to NAVSEA Code 07 via the cognizant Supervisor of Shipbuilding not less than twelve (12) months prior to the scheduled launching of the first vessel constructed under this contract.


C-9 PLANS AND OTHER DATA (FT) (NAVSEA) (JAN 1983)

Whenever the Department shall so require, the Contractor shall, at the cost of reproduction, furnish to whomsoever may be designated by the Department (including other shipbuilding Contractors), copies of working plans (including reproducibles), selected record plans, indices, material schedules, plan schedules, purchase specifications and other data relating to the construction of the vessel. The furnishing of such data shall not constitute any guaranty or warranty, either express or implied, by the Contractor other than that they are correct copies of such data.


C-10 PLANT PROTECTION (NAVSEA) (SEP 1990)

(a) The Contractor shall provide for its plant and the work in process under this contract such safeguards, including personnel, devices, and equipment, as would constitute reasonable protection under peacetime conditions (in the light of the size of the plant and the scope of its operations) against all hazards, including unauthorized entry, malicious mischief, theft, vandalism and fire.

(b) In addition to the foregoing precautions, the Contractor shall provide such additional safeguards as may be required or approved by the Contracting Officer for the protection of its plant and the work in process under this contract against espionage, sabotage, and enemy action. The cost to the Contractor of all safeguards so required or approved shall, to the extent allocable to this contract, be reimbursed to the Contractor in the same manner as if the Contractor has furnished such safeguards pursuant to a change order issued under the clause of this contract entitled "CHANGES--FIXED PRICE" (FAR 52.243-1) or "CHANGES--COST-REIMBURSEMENT" (FAR 52.243-2), as applicable. Such cost shall not include any allowance on account of overhead expense, except shop overhead charges incident to the construction or installation of such devices or equipment.

(c) Upon payment by the Government of the cost to the Contractor of any device or equipment required or approved under paragraph (b) above, title thereto shall vest in the Government, and the Contractor shall comply with the instructions of the Contracting Officer respecting the identification and disposition thereof. No part or item of any such devices or equipment shall be or become a fixture by reason of affixation to any realty not owned by the Government.

C-11 PRINTING OF TECHNICAL MANUALS, PUBLICATIONS, CHANGES, REVISIONS AND AMENDMENTS - ALTERNATE I (NAVSEA) (SEP 1990)

(a) The printing, duplication, and binding of all technical manuals, books, and other publications, and changes, amendments, and revisions thereto, including all copies and portions of such documents which are required to be prepared and furnished under this contract for review, approval or otherwise, shall be accomplished in accordance with the issue of "Government Printing and Binding Regulations", published by the Joint Committee on Printing, Congress of the United States, as in effect on the date of this contract.

(b) Publications and other printed or duplicated material which (1) are prepared and carried by equipment manufacturers for regular commercial sale or use, and (2) require no significant modification for military use or to meet the requirements of this contract, or (3) are normally supplied for commercial equipment, shall be provided by the Contractor. Except for material falling within (1) through (3) of this paragraph, the printing of technical manuals, publications, changes, revisions, or amendments by the Contractor or subcontractor is prohibited.

(c) The Contractor shall have the printing and binding of final approved technical manuals, publications, changes, revisions and amendments thereto, as required under this contract (whether prepared by the Contractor or a subcontractor), printed at Government expense by or through the Navy Publications and Printing Service Office (NPPSO) in the Naval District in which the Contractor is located, in accordance with the following general procedures:

     (1) Prior to preparation of materials for printing (photolithographic negatives or camera-ready copies) by the Contractor or a subcontractor, the Contractor shall make arrangements with the NPPSO and with the designated Contract Administration Office for printing and binding which shall include:

          (i)  Citation of contract number;

         (ii)  Security classification of materials to be printed;

        (iii) Establishment of a schedule for printing, including estimated delivery date to NPPSO;

         (iv) Provisions for furnishing photolithographic negatives or camera-ready copies and art work in the proper sequence for printing;

          (v) A check-off list to verify the printing sequence of text pages and foldouts in the form prescribed by NPPSO;

         (vi) Complete printing instructions, which shall specify colors, if required for specific pages, the trim size, including apron, if required, for each foldout/in or chart, or other unique requirements;

        (vii) Type of binding (sidewire stitch, loose leaf, screw posts, etc.); and

       (viii) Other instructions, as applicable, such as packing instructions, quantity for each addressee, required delivery schedule, or delivery instructions. (The Contractor shall provide an address list and addressed mailing labels for each addressee).

     (2) The Contractor shall ship, all transportation charges paid, to NPPSO or a contract printer designated by NPPSO, the complete set of photolithographic negatives or camera-ready copies required to be printed in accordance with the detailed procedures specified by NPPSO. The NPPSO shall sign the acceptance block of the DD Form 250 for reproducible quality only.

     (3) For steam and electrical plant composite diagrams, the Contractor shall provide an original Mylar print of the diagram to the NPPSO with a guide indicating the color of each line. NPPSO will prepare the color separation negatives for the composite diagram and return those to the Contractor for editorial review. NPPSO will correct any errors and print the corrected composite diagram.

     (4) NPPSO will furnish or provide for all supplies and services (including binders) which are necessary to accomplish the printing and binding.

     (5) NPPSO will pack and ship or provide for packing and shipping of the printed material to the Contractor and the distribution list furnished by the Contractor in accordance with the printing order, unless distribution by the Contractor is otherwise required by the terms of the contract, the specifications, or otherwise, in which case the printed and bound publications will be returned to the Contractor for distribution.

     (6) NPPSO will pack and ship the material used for printing to the NPPSO, 4th Naval District, for storage.

(d)(1) In establishing the schedule for printing, the Contractor shall provide for furnishing the photolithographic negatives or camera-ready copies to NPPSO in time to allow at least the following minimum number of working days (eight-hour day, five days per week exclusive of Saturdays, Sundays, and holidays) from date of acceptance of material for printing at NPPSO to date of shipment of printed material from NPPSO.

                                          Minimum number of working
Printing                                  days required by NPPSO
- --------                                  -------------------------
Up to 200 pages                                      30
201 pages to 400 pages inclusive                     40
401 pages to 600 pages inclusive                     50
601 pages and over                                   60

     (2) If NPPSO exceeds the delivery requirements established in accordance with paragraph (c)(1)(iii), for the item(s) specified, the time shall be extended by an equivalent number of working days, provided that the Contractor requests such extensions, in writing, to the Contracting Officer and submits with its request sufficient evidence to enable the Contracting Officer to determine the validity of the Contractor's request. If performance of all or part of the work under this contract is delayed or interrupted by said late shipment by NPPSO, an adjustment shall be made pursuant to the "GOVERNMENT DELAY OF WORK" (FAR 52.212-15) clause of the contract.

(e) The Contractor's shall not be responsible for the quality, or quality control, of printing performed by NPPSO or a printer under contract to NPPSO, and the Government shall reimburse the Contractor for any costs incurred on account of replacement of material lost or damaged by NPPSO or a printer under contract to NPPSO. If such loss or damage of material causes a delay or interruption of performance of all or any part of the work under this contract, an adjustment shall be made pursuant to the "GOVERNMENT DELAY OF WORK" clause of the contract.

(f) The costs of printing, binding, packing and distribution by NPPSO of the publications and changes described herein (but not the costs of preparing photolithographic negatives, camera-ready copies and other materials for printing and the costs of transporting or shipping such materials to NPPSO or a contract printer designated by NPPSO) shall be borne by the Government.

(g) Procurement of photographic negatives and/or camera-ready copies the Contractor is authorized only when the terms of the Joint Committee on Printing (JCP) Authorization No. 23383 of 25 October 1968 are met.

C-12 QUALIFICATION OF CONTRACTOR NONDESTRUCTIVE TESTING (NDT) PERSONNEL (NAVSEA) (SEP 1990)

(a) The Contractor and any NDT subcontractor (as hereinafter defined) shall utilize for the performance of required Nondestructive Testing
(NDT) (which includes radiography, magnetic particle, liquid penetrant, eddy current, and ultrasonic inspections) only personnel who have been previously qualified and certified in accordance with MIL-STD-271F (including the 1980 edition of SNT-TC-1A). The term "NDT Subcontractor" is defined to be a first tier subcontractor performing NDT in conjunction with the production of materials, components, or equipments for the vessel(s).

(b) Qualification and certification of Level III (Examiner) personnel shall be based on (1) successful completion of appropriate American Society for Nondestructive Testing Level III Examinations, and (2) successful completion of specific and practical examinations developed by the Contractor and based on MIL-STD-271F(SH) and associated fabrication documents. Documentation pertaining to the qualification and certification of NDT personnel shall be available to the Contracting Officer for review upon request.

(c) These requirements do not apply with respect to nuclear propulsion plant systems and other matters under the technical cognizance of SEA 08. Because of health and safety considerations, such matters will continue to be handled as directed by SEA 08.


C-13 SPECIAL AGREEMENT REGARDING SWITCHBOARD SUBCONTRACTS (NAVSEA) (FEB
1991)

(a) The Government has an interest in maintaining a competitive market for switchboards to be used on U.S. Naval vessels. The requirements of 10 U.S.C. 2507 result in a major component of certain switchboards (i.e. air circuit breakers) being available from a single domestic source who is also a competitor for such switchboards. Therefore, the Contractor shall evaluate subcontract proposals for such switchboards exclusive of air circuit breaker content or on some other basis that ensures an equitable switchboard competition.

(b) Notwithstanding approval of the Contractor's purchasing system or the thresholds established in the "Subcontracts" clause the Contractor shall, in all cases involving subcontracts which contain air circuit breakers for switchboards, give advance notification to the contracting officer and obtain written consent of the contracting officer prior to placing any such subcontract. Such advance notification shall include all information required by the "SUBCONTRACTS (FIXED-PRICE CONTRACTS)" (FAR 52.244-1) clause.

C-14 STANDARDIZATION - ALTERNATE I (NAVSEA) (OCT 1990)

Subject to meeting the requirements of the specifications, the Contractor shall utilize equipments and components identical to those of the LSD(CV) 49 Class
                                                            ----------
Ships. Where equipments or components are not available, the Contractor shall select hull, mechanical, and electrical components in the following order:

(a) Equipment which meets the requirements of the specifications and is identical to equipments and components of the LSD(CV) 49 Class Ships.
                                              ----------

(b) Equipment which meets the requirements of the specifications and which appears in NAVSEA Standard Components List for Hull, Mechanical and Electrical Equipment, NAVSEA S-0300-A-PLL-00-0.

(c) Equipment which meets the requirements of the specifications (non-standard equipment). For this category, Provisioning Technical Documentation shall be submitted in accordance with paragraph (d) below, and the requirements of the Contract Data Requirements List.

(d) For Contractor furnished equipments that meet standardization requirements of paragraph (a) or (b) above, only a Statement of Prior Submission (in accordance with paragraph 5.4, MIL-STD-1561B) is required. For non-standard equipment, paragraph (c) above, Provisioning Technical Documentation (PTD) shall be developed in accordance with MIL-STD-1388-2A, MIL-STD-1561B, and the Provisioning Requirements Statement.

(e) For non-standard equipment, paragraph (c) above, new/revised Level 3 drawings per DOD-D-1000B shall be developed for new/modified Contractor furnished equipment. In addition, the Contractor update applicable Level 3 contract ship construction drawings.

(f) For non-standard equipment, paragraph (c) above, new/revised technical manuals shall be developed in accordance with NAVSEA Standard Items 009-39, 009-41 and 009-42. Technical manual management data shall include those deliverable data items required for Government monitoring/tracking/approval of Contractor's technical manual efforts.


C-15  DELETED

C-16 ASSIGNMENT AND USE OF STOCK NUMBERS (NAVSEA) (SEP 1990)

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the Contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions of the contract or as required by orders for spare and repair parts. The cognizant Government Contract Administration Office shall be responsible for providing the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor. NSNs are not required to appear on any equipment, parts or components (including spare and repair parts) to be furnished under this contract.


C-17 SHIPBUILDING PRODUCTION PROGRESS CONFERENCES (Also known as Quarterly Production Reviews)

(a) The Contractor agrees to attend quarterly Shipbuilding Production Progress Conferences (SPPC or QPR) to be held at the Naval Sea Systems Command, or if the Government so elects, at the Contractor's plant, beginning three (3) months after the effective date of this contract. The objective of these conferences is to identify problem areas, both actual and anticipated, assess their potential impact, and assign appropriate management action. The contractor shall report the status of the program, using appropriate visual aids, giving particular attention to design performance, integrated logistic support, cost performance, program management, production performance, quality program performance, test and evaluation performance and contract status. Financial status, including cost experience in relation to budgeted and projected end costs, shall also be reported during the SPPC. The Contractor shall provide administrative support for the SPPC including clerical services, conference rooms, and on-site transportation when the conference is held at the Contractor's facility.

(b) It is agreed and understood that the reports to be made by the Contractor pursuant to this clause are additional to, and not in substitution for, reports and notices required to be made or given by the Contractor pursuant to other clauses of this contract, including but not limited to, the "Notification of Changes" clause.


C-18  RESERVED

C-19 QUARTERLY LOGISTIC REVIEWS (QLRS)

(a)  The Contractor shall attend and participate in Quarterly Logistic Review
(QLR) meetings which shall be conducted either in the Washington D.C. area or at the Contractor's facility, at the discretion of the Government, beginning three months after the effective date of this contract. The reviews will determine the status of ILS requirements and supply support milestones. The Contractor shall develop and conduct presentations on work progress and process alternatives that result in problem resolution. The Contractor shall provide administrative support for the QLR including clerical services, conference rooms, and on-site transportation when the conference is held at the Contractor's facility.

(b) It is agreed and understood that the reports to be made by the Contractor pursuant to this clause are in addition to, and not in substitution for, reports and notices required to be made or given by the Contractor pursuant to other clauses of this contract, including but not limited to, the "Notification of Changes" clause.


C-20  DESIGN REVIEWS

The Contractor shall attend and participate in Formal Design Progress Reviews from contract award at approximately six week intervals until the detail design is complete. The reviews shall be held at NAVSEA (or, at the election of the Government, at the contractor's facility). An informal Design Progress Review shall be held more frequently in accordance with a mutually acceptable schedule developed between the Supervisor of Shipbuilding and the Contractor. The purpose of these reviews is to report on the progress of the design and to surface and resolve design and design related problems as they arise. The Project Manager, or a knowledgeable representative with commensurate authority, shall lead the Contractor's attendees. The contractor is responsible for the correction of those contractor responsible problems/discrepancies identified at the Design Progress Review. The status of all problems/discrepancies identified shall be reported at subsequent reviews until all action related to the problem/discrepancy is complete. The contractor shall provide administrative support for the Design Progress Reviews to the same extent as for the SPPC.

C-21  NUCLEUS CREW

     a. Nucleus crew shall have access to the Contractor's plant at all reasonable times for a period commencing approximately twelve months prior to ship delivery. The Contractor shall provide the Nucleus Crew with separate offices at the Contractor's plant, in accordance with the clause entitled "INSPECTION FACILITIES". Spaces, furnishings and facilities shall be located as necessary so that the entire Nucleus Crew for the ship is in the same location.

     b. A minimum of 25 parking spaces in the shipyard employee parking lots shall be available to each Nucleus Crew. If such parking spaces are distant from the Contractor's plant, any personnel transportation services available to the shipyard personnel between parking lot and shipyard shall be available to the ship's personnel. The Nucleus Crews will be required to comply with Contractor rules and regulations governing personnel at its shipyard relating to security and safety. Communications between the prospective Commanding Officer and the Contractor shall be via the Supervisor. Each prospective Commanding Officer shall be allowed free access to the ship at all reasonable times; be permitted to attend Contractor/Supervisor status meetings, and receive copies via the Supervisor of all status reports transmitted to the Supervisor.

     c. To the extent that the Nucleus Crew's activities will not interfere with the Contractor's obligations to deliver the ship in accordance with the contract terms and conditions, the Nucleus Crew shall be allowed reasonable access to the ship for the following activities:

          (1) Indoctrination and familiarization with the general arrangement and condition of their ship.

          (2) Participation during sea trials to the extent permitted by available ships' accommodations and consistent with INSURV requirements.

          (3) Assisting the Supervisor's personnel in conducting inspections of their ship.

     d. The Contractor shall provide a minimum of 10,000 square feet, of secure, ventilated, heated warehouse space to store pre-Commissioning support material such as the medical allowance (AMAL), the dental allowance (ADAL) and ship's recreation gear. This space shall include sufficient open area to permit crew members a layout/work area in which to inventory, stencil, paint and label material as may be required. The Contractor shall furnish the warehouse with standard office furnishings, telephones, and a refrigerator (to store medical supplies). Transportation both within and outside of the warehouse will be provided (truck, forklift, etc.) along with management support to staff the warehouse for receipts, storage and delivery to the ship as needed.

C-22  CONTRACT GUIDANCE DRAWINGS

     (a) Contract Guidance Drawings are furnished, pursuant to the Ship Specifications, and without warranty or representation as to their accuracy, completeness or suitability for use for any purpose. The Contractor is responsible for reviewing Contract Guidance Drawings and making his own determination of the accuracy, completeness, or suitability for use of any Contract Guidance Drawing which he desires to use pursuant to his performance of this contract.

     (b) The Contractor shall not be entitled to an equitable adjustment or any other contractual or legal remedy based upon a claim that any or all Contract Guidance Drawings are inaccurate, incomplete, or unsuitable for the Contractor's use, intended or otherwise.

C-23  DISCLAIMER

     (a) The Government will not provide the Contractor Lead Yard Services under Schedule B, List of Government Furnished Technical Services, attached hereto as Attachment J-4. If the Contractor desires Lead Yard Services, the Contractor shall make its own contractual arrangements for such services. Any risks associated with or related to use of Lead Yard Services under this contract including, but not limited to risks associated with or related to the adequacy of Lead Yard Services for design and construction of the ship are expressly assumed by the Contractor.

     (b) The Government will not provide the Contractor design information, specifications, drawings, technical data, or other information pertaining to LSD(CV) 49-51 under Schedule C, List of Government Furnished Information for the ship attached hereto as Attachment J-5. If the Contractor obtains LSD(CV) 49-51 information through other means, whether governmental or non-governmental, the Contractor's use of the LSD(CV) 49-51 design information under this contact is solely at the Contractor's risk. The Government makes no representations, express or implied, that use of LSD(CV) 49-51 information depicts, in and of itself, any satisfactory means by which the Contractor can fulfill its obligations to the Government under this contract. Any risks associated with or related to use of LSD(CV) 49-51 information under this contract, including, but not limited to, risks associated with or related to the adequacy of LSD(CV) 49-51 information for design and construction of the ship(s) are expressly assumed by the Contractor.

     (c) Selection of equipment to be installed on the ship to be delivered under this contract is the sole responsibility of the Contractor, unless the specifications clearly require Government specified equipment. The Government makes no representations, express or implied, that equipment from LSD(CV) 49-51 will satisfy the requirements of this contract, including the Ship Specifications. Nor does the Government represent, either expressly or implied, that equipment from LSD(CV) 49-51 will provide any satisfactory means by which the Contractor can fulfill its obligations to the Government under this contract. Any risks associated with or related to the selection of equipment from LSD(CV) 49-51 information, and its installation on the ship to be delivered under this contract, are expressly assumed by the Contractor.


C-24 REQUIREMENTS FOR AIR CIRCUIT BREAKERS USED IN NAVAL VESSELS

a. For purposes of this clause, "Domestic Manufacture" means the item is produced or manufactured in the United States; and, substantially all of the components are produced or manufactured in the United States. Substantially all of the components shall be considered to be produced or manufactured in the United States if the aggregate cost of the components produced or manufactured in the United States exceed the aggregate cost of the components produced or manufactured outside the United States.

b. In accordance with the requirements of 10 U.S.C. 2507, the contractor agrees that end items and components thereof delivered under this contract shall contain air circuit breakers that are of domestic manufacture only.

c. The contractor agrees to retain until the expiration of three years from the date of final payment under this contract and to make available during such period, upon request of the Contracting Officer, records showing compliance with this clause.

d. The Contractor agrees to insert this clause, including this paragraph d, in every subcontract and purchase order issued in performance of this contract, unless he knows that the item being purchased contains no air circuit breakers.


C-25  CURRENT CONTRACT DELIVERY DATE

     (a) The Government, in the scheduling of various events which include, but are not limited to the training and assignment of personnel, and deployment of the vessel(s) in the naval service, and the commitment of facilities and personnel necessary to the foregoing, will rely upon the Contractor to deliver the vessel(s) on the date(s) required by the contract.

     (b) With regard for the requirements of this contract, the Contractor shall continuously review his performance on each vessel and provide to the Government, in writing, within fifteen (15) days after the end of each three-month (3) period after the start of fabrication on the first vessel, and until delivery of the last vessel, the following information with respect to each vessel:

          (i) The current delivery date set forth in the contract, as it may have been amended, and any extension of that date to which the Contractor considers he is entitled under the terms of the contract, together with the reason for such extension.

          (ii) The Contractor's estimated delivery date, taking into account all delays arising from causes that the Contractor knew were in existence on or before the end of the then-current three-month (3) period, including all adjustments in performance time to which the Contractor considers he is entitled under the terms of the contract by reason of unadjusted change orders or otherwise.

     (c) With respect to the information submitted in accordance with subparagraph (b) above:

          (i) If the estimated delivery date for any vessel is earlier than the current contract delivery date for that vessel, including any extensions to which the Contractor is entitled pursuant to any clause of this contract, the Contractor may propose to advance the contract delivery date.

          (ii) If the estimated delivery date for any vessel is later than the current contract delivery date for that vessel, including any extensions to which the Contractor is entitled pursuant to any clause of this contract, the Contractor shall set forth the steps to be taken by him to avoid delivering the vessel later than said contract delivery date. If the Contractor considers it not to be feasible to advance the estimated delivery date to the contract delivery date, including any extensions to which the Contractor is entitled pursuant to any change of this contract, the Contractor may propose an extension in the contract delivery date.

     (d) Within sixty (60) days following receipt by the Contracting Officer of the submission(s) and proposal(s) in compliance with (b) and (c) above, the delivery date(s) for the vessel(s) shall be affirmed or revised in a contract modification in one of the following ways:

          (i) If the Contractor's proposed contract delivery date for any vessel represents an adjustment in the performance time to which the Contracting Officer agrees the Contractor is entitled pursuant to any clause of this contract, the Contracting Officer shall accept the proposed delivery date.

          (ii) If the Contractor's proposed contract delivery date for any vessel is unacceptable to the Contracting Officer, the Contracting Officer may agree with the Contractor on another mutually acceptable contract delivery date representing an adjustment in the performance time pursuant to the pertinent clauses of this contract.

          (iii) If the Contractor's proposed contract delivery date for any vessel reflects an extension of performance time for which, either in whole or in part, the Contracting Officer considers to be responsible, the Contracting Officer may in his sole discretion, nevertheless accept such date provided that the parties shall agree upon, or the Contracting Officer shall determine, the amount of time included in the extension of performance time which was due to inexcusable causes of delay. If the parties cannot agree upon the responsibility for the delays reflected in the extension of performance time, then the Contracting Officer may elect to accept the Contractor's proposed contract delivery date and defer the making of the determination of responsibility for the delays without prejudice to the rights of either party pertinent to such responsibility.

          (iv) If the Contracting Officer and the Contractor are unable to agree on a mutually acceptable contract delivery date for any vessel, the Contracting Officer shall unilaterally establish a contract delivery date for any vessel which shall include the time of extension to which the Contractor is entitled pursuant to the terms of this contract and may include performance time for which the Contractor is responsible, provided that the Contracting Officer specified the extent of the inexcusable delay. The Contractor shall take all necessary steps to meet said delivery date subject to a claim for equitable adjustment in the contract price by reason of acceleration if it should be subsequently determined that the delivery date established by the Contracting Officer is earlier than the delivery to which the Contractor is entitled pursuant to the terms of this contract.

          (v) The Contractor and the Contracting Officer may agree to affirm that the delivery date(s) for the vessel(s) set forth in the contract is (are) the current contract delivery date(s).

     (e) Notwithstanding any other rights conferred on the Contractor by the "CHANGES - FIXED PRICE" clause or any other clause of this contract, or otherwise, no claim by the Contractor for an extension in delivery date(s) shall be allowed subsequent to the affirmation of the current contract delivery date(s) or the agreement or determination of the current contract delivery date(s) arising from causes that the Contractor knew or should have known were In existence on or before the effective date of the paragraph (b) submission or the paragraph (c) proposal leading to such agreement or determination.


C-26 INFORMATION AND DATA FURNISHED BY THE GOVERNMENT (FIXED PRICE) (NAVSEA) (OCT 1990)

(a)  Contract Specifications.  The Government will furnish, if not
     -----------------------
included as an attachment to the contract, any unique contract specifications set forth in Section C.

(b)  Contract Drawings and Data.  The Government will furnish
     --------------------------
contract drawings, design agent drawings, ship construction drawings, and/or other design or alteration data cited or referenced in Section C or in the contract specification as mandatory for use or for contract guidance.

(C)  Government Furnished Information (GFI). GFI is defined as that
     ---------------------------------------
information essential for the installation, test, operation, and interface support of all Government Furnished Material enumerated on NAVSEA Form 4205/19 or Schedule A, as applicable, attached to the contract. The Government shall furnish only the GFI identified on the NAVSEA Form 4340/2 or Schedule C, as applicable, attached to the contract. The GFI furnished to the contractor need not be in any particular format. Further, the Government reserves the right to revise the listing of GFI on the NAVSEA Form 4340/2 or Schedule C, as applicable, as follows:

     (1)  The Contracting Officer may at any time by written order:

           (i) delete, supersede, or revise, in whole or in part, data listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable; or

           (ii) add items of data or information to NAVSEA Form 4340/2 or Schedule C, as applicable; or

           (iii) establish or revise due dates for items of data or information in NAVSEA Form 4340/2 or Schedule C, as applicable.

     (2) If any action taken by the Contracting Officer pursuant to subparagraph (1) immediately above causes an increase or decrease in the costs of, or the time required for, performance of any part of the work under this contract an equitable adjustment shall be made in the contract price and delivery schedule in accordance with the procedures provided for in the clause of this contract entitled "CHANGES - FIXED PRICE" (FAR 52.243-1).

(d) Except for the Government information and data specified by paragraphs (a), (b), and (c) above, the Government will not be obligated to furnish the contractor any specification, standard, drawing, technical documentation, or other publication, notwithstanding anything to the contrary in the contract specifications, the GFI listed on the NAVSEA Form 4340/2 or Schedule C, as applicable, the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)" (FAR 52.245-2), or any other term or condition of this contract.

(e)   Referenced Documentation.  The Government will not be obligated to
      ------------------------
furnish Government specifications and standards, including Navy standard and type drawings and other technical documentation, which are referenced directly or indirectly in the contract specifications set forth in Section C and which are applicable to this contract as specifications. Such referenced documentation may be obtained from:

     Standardization Document
     Order Desk, Building 4, Section D
     700 Robbins Avenue
     Philadelphia, Pennsylvania  19111-5094

Commercial specifications and standards, which may be referenced in the contract specification or any sub-tier specification or standard, are not available from Government sources and should be obtained from the publishers.

NOTE: These requirements do not apply with respect to nuclear propulsion plant systems and other matters under the technical cognizance of the Deputy Commander, Nuclear Propulsion Directorate, Naval Sea Systems Command.


C-27  GOVERNMENT SUPPORT SERVICE CONTRACTOR PARTICIPATION

     Deliverables under this contract will be reviewed by Navy support contractors (and their subcontractors) acting in an advisory role of service contractor to the Naval Sea Systems Command (Code PMS
377).

     It is the responsibility of the Contractor to come to an agreement with any such support contractors to provide for protection of any proprietary information delivered under this contract.


C-28 PREVENTION OF THE DISCHARGE OF OIL AND HAZARDOUS SUBSTANCES

     (a)  Policy.  In compliance with Executive Order No. 11752 (38 F.R.
          ------
34793), the policy of the Department of the Navy is to conform to the provisions of the Federal Water Pollution Control Act, as amended (33 U.S.C. 1251 et seq.), and the Oil Pollution Act, as amended (33 U.S.C.
            -------
1001 et seq.), insofar as these acts prohibit the discharge of oil, oily
     -------
mixtures, and hazardous substances, and regardless of whether or not these Acts pertain specifically to naval vessels and shore activities. The provisions of this clause are intended to implement that policy with respect to the vessel(s) being constructed or undergoing repair and overhaul under this contract.

     (b)  Definition.  For the purpose of this clause, the terms "oil".
          ----------
"oily mixture", "hazardous substance", and "discharge" shall have the meanings as defined in the Acts referred to in paragraph (a) of this clause.

     (c)  Trials.  Prior to commencement of any dock or sea trials hereunder,
          ------
the Contractor shall assure the Supervisor by means of demonstration, completed test memoranda, or other means reasonably acceptable to the Supervisor that (i) the equipment installed in the vessel, as required by the Specifications, which are necessary for the prevention of accidental discharges of oil, oily mixtures or hazardous substances from said vessel(s), are fully operable, and (ii) the Contractor's personnel designated to operate said vessel(s) during such trials have been sufficiently trained in the operation of those equipments to eliminate all foreseeable risks of discharge of oil, oily mixtures or hazardous substances.

     (d)  Reports. The Contractor shall, as soon as he has knowledge of any
          -------
discharge of oil, oily mixture or hazardous substance from said vessel(s), immediately notify the Supervisor thereof and shall immediately take all reasonable steps to prevent further discharge.
Within twenty-four (24) hours thereafter, the Contractor shall file with the Supervisor the "Oil or Hazardous Substance Discharge Report" as set forth in the DD Form 1423, Exhibit A.

     (e)  Liability. The Contractor shall not be liable for the costs incurred
          ---------
by the Government for the removal of such oil, oily mixture, or hazardous substance, except that the Contractor shall be liable to the Government for all such costs of removal where such discharge was the result of willful negligence or willful misconduct within the privity and knowledge of the Contractor.


C-29  PROCUREMENT OF ITEMS OF FOREIGN ORIGIN

     (a) With respect to ship components or equipments manufactured other than in the United States or Canada and required to be delivered under this contract, the Contractor agree to include the Rights in Technical Data and Computer Software (Foreign) (JUN 1975) clause of DOD FAR SUPP 252.227-7032, in any subcontract awarded to any foreign source for the procurement of such components or equipments.

     (b) In the event the Contractor is unable to include the clause of DOD FAR SUPP 252.227-7032 in any subcontract with a foreign source, the Contractor agrees to use its best efforts to require such foreign source to license a component source in the United States or Canada to manufacture and sell such components or equipments to enable the reprocurement of such components or equipments by or for the United
States Government.

     (c) In the event the Contractor cannot comply with the requirements set forth in paragraph (a) and (b) above, the Contractor agrees to include the Rights in Technical Data and Computer Software clause of DOD FAR SUPP 252.227-7013 in effect on the date of contract award, or a suitably modified version thereof as contemplated by DOD FAR SUPP
227.411, in any subcontract awarded to any foreign source for the procurement of such components or equipments.


C-30  USE OF GOVERNMENT FACILITIES, SPECIAL TOOLING, AND SPECIAL
      PURPOSE TEST EQUIPMENT ON A NO-CHARGE BASIS

1.   Applicable to Item 0001
     -----------------------

     (a) The fixed prices as set forth herein is based upon the Contractor and its subcontractors receiving authorization to use, in the performance of this contract, the Government owned facilities, special tooling and special test equipment listed in Attachment J-10, provided that such utilization does not interfere with the performance of the work called for under the accountable contract. Items are to be listed by Offeror on Attachment J-10.

2.  Attachments J-10 shall be in the following format
    -------------------------------------------------

Item/Number/      Accountable       Acquisition    Use
Description  QTY  Contract     Age     Cost       Period rent
- -----------  ---  --------     ---  -----------   -----------

3. Notwithstanding anything to the contrary in special Contract Requirement I-2 entitled "GOVERNMENT PROPERTY (FT)(83-1), the Government owned facilities, special tooling and special test equipment listed above will be provided "as is" without any Government warranty that the facilities, special tooling and special test equipment are suitable for the Contractor's intended use. Additionally, the Government makes no warranty that the facilities, special tooling or special test equipment listed above will be made available to the Contractor at any specified time or in sufficient time to enable the Contractor to meet this contract's delivery or performance dates.

4. Except as otherwise provided in this clause or in the clause of this contract entitled "GOVERNMENT FURNISHED PROPERTY", the facilities, special tooling and special test equipment listed above shall be governed by the Government Property clause of this contract.

5. The cost of transportation, as well as all costs involved in making the property identified in this clause suitable for contractor use, such as any conversion or repair costs, shall be borne by the Contractor.

6. No rent-free use of Government production and research property other than as described above will be authorized unless such use is approved in writing by the Contracting Officer cognizant of the property, and either -

          a.  rent calculated in accordance with FAR 45.403 is charged;
              or

          b.  the contract price is reduced by an equivalent amount.

C-31 STORAGE OF GOVERNMENT FURNISHED MATERIAL (GFM)

(a) The Contractor shall have available adequate warehouse facilities to store and handle all GFM as it is received. The Contractor shall use Schedule "A" and Schedule "C", attached hereto as Attachments J-3 and J-5, respectively, to determine the storage space required. The Contractor shall provide a separate secure room in the warehouse area meeting the applicable requirements of FAR 52.204-2. "SECURITY REQUIREMENTS," for classified components. The Contractor shall store all security equipment in this room.

(b) Environmental control shall be maintained within the warehouse such that the temperature does not exceed 100 degrees Fahrenheit, nor fall below 55 degrees Fahrenheit, and sudden change in temperature shall be avoided. Humidity shall be held below the dew point at all times, regardless of temperature.

(c)  The following shall apply to the storage of GFM:

     (i) Segregated storage shall be provided for LSD 52 GFM, separate from other ships.

    (ii) All GFM will require environmental storage, except boats which may be stored in a non-environmentally controlled warehouse.

   (iii) Equipment may arrive in the yard as early as twelve (12) months in advance to the dates specified in Schedule "A". The Contractor shall provide adequate storage to accommodate equipment/material as soon as it is provided to the Contractor without any increase in target cost, target profit, target price, or ceiling price.

SECTION D - PACKAGING AND MARKING

Items 0002, 0004, 0006, 0010 and 0011: Data shall be packaged and marked in accordance with the applicable Contract Data Requirements List (CDRL), DD Form 1423.

Classified material shall be packaged and marked in accordance with the requirements of this contract and the Department of Defense Industrial Security Manual for Safeguarding Classified Information, DOD 5220.22M.

Item 0003: Crew familiarization and training materials shall be packaged and marked in accordance with the applicable Contract Data Requirements List (CDRL), DD Form 1423.

Item 0005: Technical Manuals shall be packaged and marked in accordance with the Technical Manual Contract Requirements (TMCR).

Item 0007: The on-board repair parts, repair parts, special tools, loose hardware, support and test equipment shall be marked, prepared and packaged in accordance with the ship specifications. When not otherwise specified, spare and repair parts shall be packaged and packed in accordance with "Level A Packaging and Packing" or Military Specification MIL-E-17555H, dated 15 November 1984.

Items 0008 and 0009: The supplies to be provided hereunder shall be reserved, packaged, and packed in accordance with instruction to be given by the Administrative Contracting Officer (ACO) or the Navy Ships Parts Control Center (SPCC) Contracting Officer.


SECTION D:  ADDITIONAL REQUIREMENTS

D-1.  IDENTIFICATION MARKING OF PARTS (NAVSEA) (OCT 1990)

(a) Identification marking of individual parts within the systems, equipments, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:

     (1) Parts not manufactured to Government specifications shall be marked in accordance with generally accepted commercial practice.

     (2) Parts manufactured to Government specifications shall be marked as follows:

          (i) Electrical parts - that is, all parts in electrical equipments and electrical parts when used in equipments which are not electrical in nature (e.g., electric controls and motors in a hydraulic system) - shall be identified and marked in accordance with MIL-STD-1285B, or, where MIL-STD-1285B does not cover such a part, in accordance with MIL-STD-130G. Requirements of DOD-STD-1686A for Electrostatic Discharge Control shall be addressed.

         (ii) Electronic Parts - that is, all parts in electronic equipments and electronic parts when used in equipments which are not electronic in nature (e.g., electronic fuel controls in some engines) - shall be identified and marked in accordance with Requirement 67 of MIL-STD-454M, with Notice 1. Requirements of DOD-STD-1686A for Electrostatic Discharge Control shall be addressed.

        (iii) Parts other than electrical or electronic parts (as described above) shall be identified and marked in accordance with MIL-STD-130G.

(b) In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to permit ready identification.


D-2.  MARKING OF REPORTS (NAVSEA) (SEP 1990)

All reports delivered by the Contractor to the Government under this contract shall prominently show on the cover of the report:

     (1)  name and business address of the Contractor
     (2)  contract number
     (3)  sponsor:
                   ------------------------------------------
                         (Name of Individual Sponsor)

                   ------------------------------------------
                         (Name of Requiring Activity)

                   ------------------------------------------
                         (City and State)

SECTION E - INSPECTION AND ACCEPTANCE


Item 0001: The ship shall be inspected and accepted at origin (i.e., the Contractor's facility shown below) by an authorized representative of the Government.
                         Avondale Industries, Inc.
                         Shipyards Division
                      ----------------------------
                         (Name of Facility)

                         5100 River Road
                      ----------------------------
                           (Street Address)

                         Avondale,  LA  70094
                      ----------------------------
                         (City, State & Zip Code)

Items 0002, 0004, 0005, 0006 and 0011: Data shall be inspected and accepted in accordance with the applicable Contract Data Requirements List (CDRL), DD Form 1423.

Item 0003: Crew Familiarization shall be inspected and accepted in accordance with the applicable Contract Data Requirements List
(CDRL), DD Form 1423.

Item 0007: COSAL material shall be inspected and accepted in accordance with the applicable Specification requirements for acceptance of the ship.

Items 0008 and 0009: Inspection and acceptance for supplies and services shall be as specified in each order.

Item 0010: Inspection and acceptance shall be made by an authorized representative of the Government at the delivery destination.


SECTION E:  ADDITIONAL REQUIREMENTS

E.1  FINAL ACCEPTANCE (AT) (NAVSEA) (JAN 1983)

Each vessel shall be finally accepted upon the expiration of its guaranty period.


E.2 GUARANTY PERIOD (FT) (NAVSEA) (JAN 1990)

(a) As used in this contract, the term "defects" includes any and all defects, deficiencies, deteriorations, and failure in the vessel(s). There shall be a guaranty period for each vessel vessel(s). There shall be a guaranty period for each vessel beginning at the time of preliminary acceptance and ending eight (8) months after preliminary acceptance of the vessel, unless extended as provided in paragraph (b) below.

(b) The guaranty period for each vessel shall be extended by the time during which such vessel is not available for unrestricted service by reason of any defects for which the Contracting Officer shall determine the Contractor to be responsible. During said period the vessel, after being fully equipped and armed and in all respects complete and ready for service, may be finally tried by and at the expense of the Government under conditions prescribed by the Secretary of the Navy. The Contractor may, with approval of the Contracting Officer, have an engineer on board such vessel during such period. Such engineer shall have every reasonable opportunity to inspect the working of such vessel in all its parts but shall have no power to direct or control its operation.


E.3 INSPECTION FACILITIES (FT) (NAVSEA) (JAN 1990)

The facilities to be provided pursuant to paragraph (d) of the clause entitled "INSPECTION OF SUPPLIES--FIXED-PRICE (FT) (JUL 1985) ALTERNATE I (JUL 1985) (DEVIATION 89-915 - 29 JUN 1989" (FAR 52.246-2) shall be equal to those provided by the Contractor for his use for generally similar purposes, and shall include offices and related equipment; drafting rooms; convenient parking facilities; equipment for reproduction of such items as plans, booklets, test memoranda and allowance lists; and telephones connected to the Contractor's and local telephone system.
Toll charges for the Supervisor's calls will be paid by the Government. In lieu of providing reproduction equipment, the Contractor may provide reproduction services to the Supervisor. Assistance shall include services necessary in testing or handling machinery, equipment, and materials for the purpose of inspection or test.


E.4 LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS (FT) (NAVSEA) (JAN 1990)

The liability of the Contractor as to any vessel for the correction of defects, as determined pursuant to the "INSPECTION" and "GUARANTY PERIOD" requirements of this contract, discovered during the guaranty period (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall be limited to $ 2,500,000.

E.5 PRELIMINARY ACCEPTANCE (AT) (NAVSEA) (JAN 1983)

Upon satisfactory completion of the applicable trial requirements and upon delivery as provided in Section F of this contract, each vessel shall be preliminarily accepted.

E.6  INSPECTION

     (a) All supplies (which term throughout this clause includes without limitation raw material, components, intermediate assemblies, and end products) shall be subject to inspection and test by the Government, to the extent practicable at all times and places including the period of manufacture or construction and in any event prior to final acceptance of the ship.

     (b) Supplies rejected prior to Preliminary Acceptance as not conforming to this contract and any Contractor responsible defects discovered during the guaranty period shall at the election of the Government be replaced or corrected either by the Government or by the Contractor. The Government will, whenever practicable, afford the Contractor an opportunity to examine the defective supplies before they are replaced or corrected. Supplies or lots of supplies which have been rejected or required to be corrected shall be removed or if permitted or required by the Contracting Officer, corrected in place by and at the expense of the Contractor promptly after notice, and shall not thereafter be tendered for acceptance unless the former rejection or requirement of correction is disclosed. Prior to the establishment of the total final price, the cost of replacement or correction shall be considered as a cost incurred, or to be incurred, for the purpose of negotiating the total final cost under this contract. After the establishment of the total final price, all replacements or corrections made by the Contractor shall be accomplished at no increase in the total final price. If the Contractor fails either promptly to remove such supplies or lots of supplies which are required to be removed, or promptly to replace or correct such supplies or lots of supplies, the Government either (i) may replace or correct such supplies, and equitably reduce any price, or, if it is established, the total final price of this contract; or (ii) may terminate this contract for default as provided in the clause of this contract entitled "DEFAULT". Unless the Contractor corrects or replaces such supplies within the required delivery schedule, the Contracting Officer may require the delivery of such supplies and equitably reduce any price or, if it is established, the total final price of this contract. Failure to agree to such equitable reduction shall be a dispute concerning a question of fact within the meaning of the clause of this contract entitled "DISPUTES".

     (c) The cost of any replacement or correction for which the Contractor is responsible shall be borne by the Contractor, except that the liability of the Contractor for the correction of defects discovered subsequent to Preliminary Acceptance (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall be limited as set forth in the clause of this contract entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS". An increase in the contract price on account of any replacement or correction for which the Contractor is not responsible shall be determined pursuant to the clause of this contract entitled "CHANGES".

     (d) If any inspection or test is made by the Government on the premises of the Contractor or a subcontractor, the Contractor without additional charge shall provide all reasonable facilities and assistance for the safety and convenience of the Government inspectors in the performance of their duties. If Government inspection or test is made at a point other than the premises of the Contractor or a subcontractor, it shall be at the expense of the Government except as otherwise provided in this contract; provided, that in case of rejection the Government shall not be liable for any reduction in value of samples used in connection with such inspection or test. All inspections and tests by the Government shall be performed in such a manner as not to unduly delay the work. The Government reserves the right to charge to the Contractor any additional cost of Government inspection and test when supplies are not ready at the time that such inspection and test is required by the terms of the contract or when reinspection or retest is necessitated by prior rejection. Failure to inspect and accept or reject supplies shall neither relieve the Contractor from responsibility for such supplies as are not in accordance with the contract requirements nor impose liability on the Government therefor.

     (e) The inspection and test by the Government of any supplies or lots thereof does not relieve the Contractor from any responsibility regarding. defects or other failures to meet the contract requirements which may be discovered prior to Final Acceptance. Final Acceptance shall be conclusive except for latent defects, fraud, or gross mistakes amounting to fraud.

     (f) The Contractor shall provide and maintain an inspection system acceptable to the Government prior to start of construction and which shall be in effect at the start of each phase of the construction of the ship. Records of all inspection work by the Contractor shall be kept complete and available to the Government during the performance of this contract and for such longer period as may be specified elsewhere in this contract.

     (g) The Commander, Naval Sea Systems Command shall determine the responsibility of the Contractor under this clause.

SECTION F - DELIVERIES OR PERFORMANCE


ITEM 0001: The ship shall be delivered free of expense to the Government in accordance with the instruction specified in the clause hereof entitled "F.O.B. ORIGIN," at or near the Contractor's plant at
  Avondale, LA
- --------------------------------------------------------------------------------
          (Offeror insert city or town in which plant is located)

Except when the Material Inspection and Receiving Report (MIRR) (DD Form
250) is used as an invoice, the Contractor shall enter unit prices on all MIRR copies. Line item prices shall be priced using actual prices or, if not available, estimated prices. When an estimated price is used, an "El" shall be entered after the price.

The Contractor shall deliver the ship fully outfitted in accordance with this contract and after successful acceptance trials and an acceptance survey, ready to receive cargo and crew, with approvals and certifications in place as required. The ship, when delivered, shall be at a draft, trim and list condition within the tolerances specified in
Section 070K of the specifications. Where ballast water is necessary, the delivery condition shall be achieved through the use of either clean sea water or fresh water ballast, of both, but the quantity shall not exceed the ship's normal ballast capacity unless specifically approved by the Supervisor. Polluted or silt-carrying water, such as harbor or river water, shall not be used to achieve the delivery condition of the ship. The Contractor shall ensure that the delivery condition of the ship is restored in accordance with the above criteria where it becomes necessary to obtain a differing temporary condition to clear an obstruction (low bridge, shallow draft, narrow beam clearance, etc.) on the way to open ocean.

The ship shall be delivered no later than 54 calendar months after the date of contract award.

All supplies to be furnished hereunder shall be delivered with all transportation charges prepaid, in accordance with the clause hereof entitled "F.O.B. Destination" to destinations specified in Attachment A or as specified below:

ITEMS 0002, 0004, 0005, 0006, 0010 and 0011 - The data to be furnished hereunder shall be delivered prepaid to destination(s) and at the time(s) specified on the DD Form 1423.

ITEMS 0007, 0008 and 0009 - In cases where orders are placed by bilateral modifications, delivery shall be effected in accordance with the delivery schedule established in the bilateral modification.

In cases where orders are placed by unilateral modification, deliveries shall be effected in accordance with the delivery schedule proposed by the Administrative Contracting Officer (ACO) or the Navy Ships Parts Control Center (SPCC) in each unilateral modification, unless the Contractor, within thirty (30) days of receipt of the unilateral modification, notifies the ACO or SPCC that the proposed delivery schedule is not acceptable. In the latter case, the Contractor shall propose an alternate delivery schedule, which shall be the subject of negotiation prior to its inclusion in the bilateral modification expressing the order for the supplies.

Unless otherwise expressed in the unilateral or bilateral modification, the supplies shall be delivered F.O.B. carrier's freight station at or near the Contractor's plant, and shipment shall be on Government bills of lading.

SECTION G - CONTRACT ADMINISTRATION DATA

Purchasing Office Representative - Naval Sea Systems Command, SEA 02224, Telephone (703)602-1926/67.

Contract Administration Office - Supervisor of Shipbuilding, New Orleans,
LA 70142

All written Contractor correspondence to NAVSEA shall be signed by an authorized representative of the Contractor with an advance copy to the Contract Administration office and NAVSEA PMS 377. (The Contractor shall ensure that a list of its representatives is on file with the Contract Administration Office and Procuring Contracting Officer). Correspondence shall be submitted in the number of copies designated by the Contract Administration Office and shall normally be limited to one subject When referring to payment, changes, or delivery. For correspondence addressed to the Procuring Contracting Officer, The Contractor is responsible for timely delivery of a direct advance copy especially if notification to the PCO is required or acknowledgement or receipt is desired or requested.

SECTION H - SPECIAL CONTRACT REQUIREMENTS




                TITLE                                              PAGE
                -----                                              ----
H-1    5252.202-9101  ADDITIONAL DEFINITIONS (FT) - ALTERNATE       67
                       II (JAN 1990)

H-2    5252.209-9102  WEIGHT CONTROL                                68

H-3    5252.215-9106  PRICE ADJUSTMENT FOR CHANGES IN FEDERAL       70
                       LAW (FT) (JAN 1990)

H-4    5252.216-9100  COMPENSATION ADJUSTMENTS (LABOR AND           73
                       MATERIAL) (FI) (JAN 1990)

H-5    5252.227-9113  GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM     82
                       (SEP 1990)

H-6    5252.227-9112  LOGISTIC SUPPORT REQUIREMENT (AT) (JAN        83
                       1990)

H-7    5252.228-9104  ADDITIONAL INSURANCE PROVISIONS (FT) (JAN     84
                       1990)

H-8    5252.228-9105  INSURANCE-PROPERTY LOSS OR DAMAGE-            85
                       LIABILITY TO THIRD PERSONS (FT) (JAN 1990)

H-9    5252.232-9105  PAYMENTS (FI) (JAN 1990)                      88

H-10   5252.232-9108  FINAL SETTLEMENT (FT) (JAN 1983)              94

H-11   5252.233-9103  DOCUMENTATION OF REQUESTS FOR EQUITABLE       95
                       ADJUSTMENT (AT) - ALTERNATE I (JAN 1990)

H-12   5252.245-9124  LIENS AND TITLE (FI) (JAN 1990)               97

H-13   5252.245-9127  ADDITIONAL PROVISIONS RELATING TO             99
                       GOVERNMENT PROPERTY (FT) (JAN 1990)

H-14   5252.246-9124  SHIPBUILDING SUPPORT OFFICE SCHEDULES        101
                       (AT)
                       (JAN 1983)

H-15   5252.246-9128  DELIVERY OF COMPLETED VESSEL (FT) (JAN       102
                       1983)

SPECIAL CONTRACT REQUIREMENTS CONTINUED



                TITLE                                              PAGE
                -----                                              ----

H-16   5252.233-9107  EQUITABLE ADJUSTMENT:  WAIVER AND RELEASE    104
                       OF CLAIMS (AT) (JAN 1983)

H-17   5252.225-9100  FOREIGN SHIPYARD CONSTRUCTION PROHIBITION    104
                       (AT) (JAN 1983)

H-18   5252.243-9105  NOTIFICATION OF CHANGES (FT) - ALTERNATE I   104
                       (JAN 1983)
H-19   5252.243-9113  OTHER CHANGE PROPOSALS - ALTERNATE I         108
                       (JAN 1990)

H-20                  ORDERS                                       109

H-21                  ORDER OF PRECEDENCE                          114

H-22                  NOT USED                                     115

H-23                  PERFORMANCE INCENTIVE                        115

H-24                  REPAIR PARTS, TOOLING AND EQUIPMENT          123

H-25                  PROVISION OF ENGINEERING SERVICES            123


H-1 NAVSEA 5252.202-9101 ADDITIONAL DEFINITIONS (FT) - ALTERNATE II (JAN 1990)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a)  DEPARTMENT  - means the Department of the Navy.

(b) COMMANDER, NAVAL SEA SYSTEMS COMMAND - means the Commander of the Naval Sea Systems Command of the Department of the Navy or his duly appointed successor or duly authorized representative.

(c) SUPERVISOR - means the cognizant Supervisor of Shipbuilding, Conversion and Repair, Department of the Navy.

(d) PROJECT MANAGER (SHAPM)(PMS) - means the PMS377 Program Manager, or his duly appointed successor or duly authorized representative, of the Naval Sea Systems Command of the Department of the Navy.

(e)  LEAD SHIP OR FIRST SHIP OF THE CLASS - means the LSD(CV) 49.

(f) FOLLOW SHIP - means any ship of the LSD(CV) Class other than the first ship.

(g) ADJUSTMENT IN CONTRACT PRICE - means adjustment in target cost, target profit, target price and ceiling price or fixed price, as appropriate under the circumstances and except as otherwise provided in the contract.

(h) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number
(NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

     1.   National Item Identification Number (NIIN).  The number assigned to
          ------------------------------------------
          each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

     2.   National Stock Number (NSN).  The National Stock Number (NSN) for an
          ---------------------------
          item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position National Item Identification Number (NIIN) assigned to the item of supply.

(i) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed also to include the DOD FAR Supplement (DFARS), unless clearly indicated otherwise.

(j) PROSPECTIVE COMMANDING OFFICER - Means the LSD 52's Prospective Commanding Officer or his duly appointed representative.

H-2 NAVSEA 5252.209-9102 WEIGHT CONTROL (SEP 1990)

(a) In accordance with the procedures set forth in Section 096 of the Specifications, the Contractor shall enter into agreement with the Government as to the Accepted Weight Estimate (AWE) for the vessel(s) under this contract, and such agreement shall be set forth in a supplemental agreement. The AWE values for full load displacement and vertical center of gravity above bottom of keel
(KG) are the baseline for measuring Contractor responsibility within the meaning of this clause. The aforementioned AWE values shall be equal to or less than the following Not-to-Exceed (NTE) values:

Contractor Responsible Full Load Displacement 16,650 long tons Contractor
                                              ------
Responsible KG       31.83      feet
               ----------------

In the event an agreement on the AWE cannot be reached within four months after award of this contract, the NTE values become AWE values.

(b) The net weight and moment effect of every change incorporated into this contract shall be agreed upon and set forth in a supplemental agreement.

(c) One month prior to the inclining experiment, the net weight and moment differences to Government Furnished Material (GFM), since the AWE, that were beyond the control of the Contractor, excluding the effect of contract changes, shall be agreed upon and set forth in a supplemental agreement. All weight and moment differences to GFM resulting from the correction of data for which accurate information was available prior to the AWE or from the relocation of GFM at the discretion of the Contractor are considered to be within the control of the Contractor.

(d) The Contractor shall be responsible for the full load displacement and KG of the delivered ship minus the weight and vertical moment values agreed upon for contract changes and differences to GFM beyond its control. Also, the Contractor shall be responsible for the delivery of the ship with a trim and list within the tolerances specified in Section 070 of the Specifications. The Contractor, however, will not be responsible for the net total adverse effect on trim or list caused by contract changes and differences to GFM beyond his control.

(e) If the Contractor proposes cost or contract changes solely for the purpose of meeting the values of displacement, KG, trim, or list required by this contract, and if the Contracting Officer approves, the changes shall be non-reimbursable and implemented with no increase in the cost of, or change in the period of performance of, this contract. Changes described in this paragraph, as well as Value Engineering Changes that reduce weight, are not considered contract changes when computing the Contractor responsible condition described in paragraph (d) above.

(f) The parties agree that this contract (and more specifically the performance incentives in Clause H-23, "PERFORMANCE INCENTIVE"), has (have) been structured in conjunction with the following liquidated damages provision. The parties further agree that the potential remedy of a termination for default of the Contractor for failure to conduct its activities pursuant to this contract in a manner so as to deliver the vessel(s) within the NTE values set forth in paragraph (a), does not afford a complete or adequate remedy to the Government. The parties also recognize and agree that it is virtually impossible and completely impracticable to establish the actual damages which would be suffered by the Government for the failure of the Contractor to deliver the ship within the NTE values. Therefore, in recognition of the above, the parties hereto have specifically agreed to and established the following schedule of liquidated damages as a reasonable forecast of the potential damages which would arise in the event that the Contractor responsible full load displacement and/or KG, as determined by paragraph (d), exceed the NTE values:

     (1) Weight. For each whole 10 (ten) ton increment in excess of the NTE displacement set forth in paragraph (a) of this requirement, the contractor shall pay to the Government one hundred thousand dollars ($100,000) up to a maximum of five million dollars ($5,000,000).

     (2) KG. For each whole one tenth (1/10) foot increment in excess of the NTE vertical center value set forth in paragraph (a) of this requirement, the Contractor shall pay to the Government four hundred thousand dollars ($400,000) up to a maximum of two million dollars ($2,000,000).

Inclusion of this liquidated damages provision does not waive any rights that the Government may have under any other clause of this contract, including, but not limited to, Clauses E.1 "FINAL

ACCEPTANCE," E.5 "PRELIMINARY ACCEPTANCE," E.6 "INSPECTION," Special Contract Requirement H-15 "DELIVERY," and FAR 52.249-8 "DEFAULT."

H-3 NAVSEA 5252.215-9106 PRICE ADJUSTMENT FOR CHANGES IN FEDERAL LAW (FT) (JAN
1990)

(a) Definitions
    ----------

     (1)  For the purpose of this requirement:

        (i) The term "Currently Applicable Federal Laws" is defined to mean and include only the statues listed below and regulations thereunder, promulgated by Federal authorities as in effect on 1 January 1993.

                    (A)  Contract Work Hours and Safety Standards Act

                    (B)  Occupational Safety and Health Act of 1970

                    (C)  Atomic Energy Act of 1954

                    (D)  National Environmental Policy Act of 1969

                    (E)  Clean Air Act and the following amendments thereto:

                         (1)  Clean Air Act Amendments of 1966;

                         (2)  Clean Air Act Amendments of 1970; and

                         (3)  Clean Air Act Amendments of 1977.

                    (F) Federal Water Pollution Control Act Amendments of 1972 and the following amendments thereto:

                         (1)  Clean Water Act of 1977; and

                         (2)  Water Quality Act of 1987

                    (G)  Refuse Act of 1989

                    (H)  Noise Control Act of 1972

                    (I)  Toxic Substances Control Act

                    (J) Solid Waste Disposal Act and the following amendments thereto:

                         (1)  Resource Conservation and Recovery Act of 1976;

                         (2)  Solid Waste Disposal Act Amendments of 1980; and

                         (3)  Hazardous and Solid Waste Amendments of 1984.

                    (K)  Marine Protection, Research and Sanctuaries Act of 1972

                    (L) Comprehensive Environmental Response, Compensation, and Liability Act of 1980 and the following amendment thereto:

                         (1)  Superfund Amendments and Reauthorization Act of
                              1986.

                    (M)  Act to Prevent Pollution from Ships (1980)

                    (N) Hazardous Materials Transportation Act and the following amendment thereto:

                         (1) Hazardous Materials Transportation Act Amendments of 1976

                    (O) Emergency Planning and Community Right to Know Act of 1986.

       (ii)  The term "New Federal Law" is defined to mean a new
Federal Statute enacted subsequent to 1 January 1993 pertaining to (1) workplace conditions affecting employees or the public, or (2) environmental standards and requirements, and regulations thereunder promulgated by Federal authorities.

      (iii) The term "change" shall be deemed to mean the amendment or repeal of any Currently Applicable Federal Law or New Federal Law or regulations promulgated thereunder by Federal authorities.

(b) If, at any time after the effective date of this contract, a New Federal Law is enacted or a change is made to a Currently Applicable Federal Law or a New Federal Law or regulations thereunder promulgated by Federal authorities, and compliance with such new law or change directly results in an increase or decrease in the Contractor's cost of performance of this contract, the contract price(s) shall be adjusted as provided in paragraph (c) below. No such adjustment shall be made for contract costs incurred or projected to be
incurred during the two (2) year period after the effective date of   this
contract.

(c) The price adjustment provided for in paragraph (b) above shall be made, in the same amount, in each of the Target Cost(s), the Target Price(s), and the Ceiling Price(s) or Fixed Price(s) of this contract, as appropriate, and shall include only the properly allowable and allocable direct and indirect costs of additional labor and materials directly resulting from compliance with the new law or with the change, but shall not include:

        (i)  Costs of delay, disruption, or acceleration of performance;

       (ii) Increases or decreases in prices charged by subcontractors or suppliers; or

      (iii) Costs of additional facilities or of any portion thereof constructed or acquired after 1 January 1993 unless such additional facilities or the portion thereof have been constructed or acquired by the Contractor solely in order to comply with a New Federal law or a change in Currently Applicable Federal Laws or New Federal Laws, or regulations thereunder promulgated by Federal authorities.

The price adjustment shall consider and exclude any tax, depreciation, or other special allowances provided to the Contractor in the New Federal Law or change for compliance therewith. No adjustment shall be made in the Profit or Delivery Schedule of the contract, provided, however, that the Contractor's right, if any, to extension of the delivery schedule under any other requirement of this
contract shall not be prejudiced thereby.   No adjustment shall be made unless a
New Federal Law or a change directly causes an increase or decrease in the Contractor's cost of performance of this contract in excess of $125,000 per ship.

(d) The Contractor shall promptly notify the Contracting Officer, in writing, of the enactment of New Federal Laws or of a change that reasonably may be expected to result in an adjustment under the provisions of this requirement.

(e) Requests for price adjustments hereunder shall be made in accordance with the procedures of the requirement entitled "DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT".

H-4 NAVSEA 5252.216-9100 COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL) (FI) (JAN
1990)

(a)  General
     -------

     (1) The contract price(s) agreed to by the parties reflect the price levels of the base periods identified in paragraph (d) below. It is anticipated that the Contractor's actual costs may varyfrom the price levels of the base periods and the parties desire to provide for adjustment to compensation to reflect such variations. However, regardless of the actual variations in the costs experienced during the period of performance, adjustments in compensation because of such variations shall be computed and effected in accordance with the procedures specified herein.

     (2) Except as hereinafter provided in paragraph (e)(3), adjustments in compensation shall be made in respect to each individual vessel for each monthly period commencing the first full month after contract award and ending with the
                  -----------------------------------------
monthly period in which the actual delivery of the last vessel to be delivered under the contract occurs or the monthly period in which the "Post Delivery Date" (see paragraph (a)(3) below) of the last vessel occurs, whichever is later. For the purpose of this requirement, a "monthly period" or "monthly period involved" shall mean the Contractor's normal accounting month.

     (3) The "Post Delivery Date" for the purpose of this requirement is defined as a date eight (8) months after the contract delivery date of the
                  ----------------
applicable vessel set forth in Section F, "DELIVERIES OR PERFORMANCE".

(b)  Pricing of Changes
     ------------------

     (1) The costs subject to adjustment under this requirement include the costs of performance of changes or other work for which the contract price(s) is(are) subject to equitable adjustment pursuant to the "CHANGES" clause or pursuant to other requirements of the contract. Accordingly, equitable adjustments to the contract price(s) shall be determined on the basis of actual and/or projected direct material costs, direct labor costs and indirect costs de-escalated to price levels of the base periods identified in paragraph (d) below. The method of de-escalation shall be the same as that set forth in paragraph (e) for determining compensation adjustments and base costs.

     (2) In the event and to the extent that work authorized under the "CHANGES" clause results or will result in costs being incurred with respect to a vessel after the monthly period commencing subsequent to the Post Delivery Date of such vessel (or, in the case of the last vessel to be delivered, the monthly period commencing subsequent to the actual delivery date if such date occurs after the Post Delivery Date), the equitable adjustment for such change shall take account of such costs at their estimated actual value(s) rather than at the base period value(s) provided for in paragraph (b)(1) above. The costs included in the aforementioned equitable adjustment(s) shall be adjusted to preclude payment of any costs reimbursed under this requirement.

(c)  Cost Subject to Compensation Adjustment
     ---------------------------------------

     (1) For the purpose of this requirement, the total allowable costs in the following categories shall be subject to monthly compensation adjustment:

          a    Selected employee benefits
          -

               1    FICA (indirect costs)
               -

               2    State and Federal Workmen's Compensation (indirect costs)
               -

               3    Unemployment Compensation (indirect costs)
               -

               4    Disability (indirect costs)
               -

               5    Federally Mandated National Health Program (indirect costs)
               -

               6    Federally Mandated changes to hours of work per week or per
               -
                    day and changes to the payment of overtime (indirect and direct costs)

          b    Selected energy costs (indirect costs)
          -

               1    Electricity
               -

               2    Fuel oils
               -

                    (i)  Bunker C (No. 6)

                   (ii)  Diesel 260 (No. 2 by gallon and drum)

               3    Coke
               -

               4    Coal
               -
          c    One hundred percent of the imputed cost of facilities capital
          -
               (indirect costs)

          d    Ninety-five percent of indirect costs other than indirect costs
          -
               in (c)(1) a, b, and c above
                         -  -      -

          e    One hundred percent of direct labor costs
          -

          f    One hundred percent of direct material costs
          -

     (2) Within 30 days after the end of each monthly period with respect to each individual vessel, the Contractor shall submit to the Government: (i) a certified statement of the costs incurred for that vessel during that monthly period (monthly costs) and (ii) a certified statement of the total cumulative costs incurred for that vessel from the effective date of the contract to the end of that monthly period (total costs). The statement of monthly costs shall separately identify the direct material costs, the direct labor costs and the indirect costs. With respect to indirect costs, the statement of monthly costs shall state separately from all other indirect costs (i) the monthly incurred selected employee benefit costs of the type identified in paragraph (c)(1)a
                                                                          -
above, (ii) the monthly incurred selected energy costs of the type identified in paragraph (c)(1)b above, (iii) the monthly imputed cost of facilities capital
                -
allocated to the vessel involved, and (iv) the ninety-five percent of indirect costs subject to compensation adjustment.

          a    The monthly selected employee benefit costs for the vessel
          -
involved shall be the product obtained by multiplying the yard-wide total selected employee benefit costs of the type identified in paragraph (c)(1)a
                                                                          -
above by the amount of total overhead dollars, excluding the imputed cost of facilities capital, allocated to each vessel for the monthly period involved and the product shall be divided by yard-wide total overhead dollars, excluding the imputed cost of facilities capital, for the monthly period involved.

          b    The monthly incurred selected energy costs for the vessel
          -
involved shall be the product obtained by multiplying the yard-wide total selected energy costs of the type identified in paragraph (c)(1)b above by the
                                                                -
amount of general overhead dollars, excluding the imputed cost of facilities capital, allocated to each vessel for the monthly period involved and the product shall be divided by the total yard-wide general overhead dollars, excluding the imputed cost of facilities capital, for the monthly period involved.

     (3)  For the purpose of this requirement:

          a    "Direct material costs",  "direct labor costs", and
          -

"indirect costs" shall have the meaning set forth in Part 31 of the Federal Acquisition Regulation (FAR) and Part 231 of the Department of Defense FAR Supplement (DFARS) in effect on the effective date of this contract.

          b    "Monthly costs" and "total costs" shall include only "incurred
          -
costs" and "allowable costs" as those terms are defined in paragraph (f) of the requirement entitled "PAYMENTS" except that "incurred costs" for material shall include the full amounts of all billings received from vendors during the monthly period involved irrespective of whether the Contractor has paid the full amount of such billings. Further, on this contract, the imputed cost of facilities capital shall be treated as an "incurred indirect cost".

     (4) The costs identified in this paragraph (c) shall be subject to audit and inspection by the Contracting Officer in accordance with paragraph (h) of the requirement entitled "PAYMENTS."

(d)  Cost Indices
     ------------

     (1) Selected employee benefits compensation adjustments shall be based on changes in the monthly average hourly cost of these benefits. For the month involved, the average hourly cost of the benefits listed in (c)(1)a above shall
                                                                  -
be determined by dividing the total costs recorded (including adjustments made at the end of the accounting year and included in the calculations for the last month of the contractors accounting year) in the Contractor's accounts for the items listed in (c)(1)a above by the total of direct and indirect labor hours
                      -
charged to all product lines and to plant under construction accounts and the result shall be carried to the same number of decimal places as the index value for the base period as shown in paragraph (d)(8) below. Monthly average hourly cost is the index for computing selected employee benefits compensation adjustments under paragraph (e) below.

     (2) Selected energy costs compensation adjustments shall be based on the following:

          a    Electricity and fuel oil compensation adjustments shall be based
          -
on changes in the average monthly unit values of those costs. Monthly unit values for electricity costs and fuel oil costs listed in (c)(1)b above shall be
                                                                -
computed by dividing the total usage amount of each such energy cost element during that monthly period for the Contractor's entire yard into the total purchase cost billed to the Contractor for the total usage amount of each such energy cost element and the result shall be carried to the same number of decimal places as the index values for the base periods as shown in paragraph (d)(8) below. Average monthly unit values are the indices for computing electricity and fuel oil compensation adjustments under paragraph (e) below.

          b    Coke and coal compensation adjustments under paragraph (e) below
          -
shall be based on changes in the following wholesale price indices published monthly by the Bureau of Labor Statistics (BLS): Coke shall be based on Code 052, Coke (Foundry By-product), and coal on Code 051, Coal.

     (3) Compensation adjustments under paragraph (e) below for the imputed cost of facilities capital; 95 percent of the indirect costs other than indirect costs in (c)(l)a, b, and c above; and direct labor costs shall be based on
               -  -      -
changes in the "Indices of Change in Straight-Time Average Hourly Earnings for Selected Shipyards for Steel Vessel Construction and All Regions" (MAY 1987 =
100) (herein sometimes called the "Labor Index") furnished to the Naval Sea Systems Command by the BLS.

     (4) Adjustments in compensation under paragraph (e) below for direct material costs shall be based on the changes in the "Index for Steel Vessel Contracts" (1982 = 100) (herein sometimes called the "Material Index") furnished to the Naval Sea Systems Command by the BLS.

     (5) In the event that any of the specified indices for the monthly period involved are unavailable to the Contractor at the close of that monthly period, compensation adjustments pursuant to this requirement shall be based upon the average of monthly changes in the applicable indices for the previous four (4) months for which indices are available. The average of changes so calculated shall be added to the applicable index for the immediately preceding monthly period and the sum shall constitute the index for the monthly period involved. When the applicable index for the monthly period involved has been made available, the compensation adjustment for that monthly period shall be recomputed on the basis of such index, and any additional payment to or repayment by the Contractor required by such recomputation for that monthly period shall be reflected in any invoice(s) thereafter submitted for payment under any requirement of this contract until such amount has been paid, offset or recouped in full.

     (6) In the event that any of the specified indices for any base period or any monthly period differs from the index previously available for that period, the compensation adjustment for the applicable monthly period(s) shall be recomputed on the basis of such revised index and any additional payment to or repayment by the Contractor required by such recomputation for that monthly period(s) shall be reflected in any invoice(s) submitted thereafter for payment under any requirement of this contract until such amount has been paid, offset or recouped in full.

     (7) The Contractor shall be responsible for the calculations involving the indices provided for in this paragraph, and said calculations shall be subject to verification by the Government.

     (8) For the purpose of computing compensation adjustments under this requirement, the following are the applicable base period index values (subject to adjustment as specified in paragraph (d)(6) above):

Description                             Base Period  Index Value
- -----------                             -----------  -----------

   Selected employee benefits costs         1992     1.77/hour  **

   Selected energy costs:

       Electricity                          1992      .0626/KWH
       Bunker C (No. 6)                     1992           /gal
       Diesel 260 (No. 2)                   1992       .670/gal
       Diesel 260 (No. 2, drum)             1992           /55 gal
       Coke                                 1992
       Coal                                 1992

   Cost of facilities capital;              1992     110.4
   95% of indirect costs other than
   indirect costs in (c)(1)a, b, and
   c above; and direct labor cost

   Direct material cost                     1992     120.1

    **Index value for selected employee benefit costs is determined by dividing the base year total selected employee benefit costs by the base year total labor hours (direct and indirect) charged to all product lines and to Plant Under Construction accounts.

(e)  Computation of Compensation Adjustment and Base Cost
     ----------------------------------------------------

     (1) For the purpose of computing compensation adjustments under this requirement, the following computations shall be used for all the categories of cost specified in paragraph (c)(1).

          a  For each monthly period commencing prior to the Post Delivery
          -
Date of a vessel, the amount of the applicable category of cost for such vessel certified on the statement of monthly costs for that monthly period shall be multiplied by the difference between the value of the applicable index for that monthly period and the applicable base period index listed in (d)(8) above and the product thereof shall be divided by the value of the applicable index for that monthly period and the result, the compensation adjustment for the applicable category of cost, shall be expressed to the nearest dollar. The calculation is as follows:

           Current      Base        Current
           Month    -   Period   x  Month
           Index        Index       Cost
____________________________________               =  Compensation
            Current Month Index                       Adjustment

          b  For each monthly period commencing (i) subsequent to the Post
          -
Delivery Date of a vessel and (ii) prior to the post
or actual delivery date of the last vessel to be delivered under the contract (whichever date is later), the value of the applicable index for the monthly period of the Post Delivery Date of the vessel involved or the value of the applicable index for the monthly period involved, whichever value is the lesser, shall be the value used in the computation in (e)(1)a above as the Current
                                                    -
Month Index to calculate the compensation adjustment.

          c  In the event and to the extent that the contract delivery date for
          -
a vessel is subsequently extended for reasons of Government responsibility or excusable delay ("excusable delay" means delay for which the Contractor is not liable as determined by paragraph (c) of the clause of this contract entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (FT) (DEVIATION 89-915 - 29 JUN 1989)" (PAR 52.249-8)), the Post Delivery Date for such vessel shall be deemed to be extended on a day-for-day basis and if, as a result, the Post Delivery Date is extended beyond the monthly period involved, the compensation adjustment for the monthly period(s) involved shall be recomputed on the basis of the value of the applicable index for the monthly period(s) involved.

          d  For any monthly period commencing subsequent to the post or actual
          -
delivery date of the last vessel to be delivered under the contract, whichever date is the later, there shall be no compensation adjustment.

     (2)  For the purpose of computing Base Cost, the following shall apply:

          a  For each monthly period commencing prior to the post or actual
          -
delivery date of the last vessel to be delivered under the contract, whichever date is later, the compensation adjustments computed under (e)(1) above for all categories of cost for each vessel shall be totaled and subtracted from Total Monthly Cost for the same vessel and the resulting difference shall constitute the Base Cost for such vessel for that monthly period.

          b  For each monthly period commencing subsequent to the post or actual
          -
delivery date of the last vessel to be delivered under the contract, whichever date is the later, the Total Monthly Costs for a vessel shall constitute the Bass Cost for such vessel for that monthly period.

     (3) No adjustment in compensation under this requirement shall be made for any monthly period for any vessel in the event that the cumulative sum of the Base Costs incurred for such vessel(s) for all preceding monthly periods exceeds the Ceiling Price(s) then set forth in this contract; provided, further, that in the event that the Ceiling Price(s) thereafter is(are) increased, by modification to this contract, adjustment in compensation under this requirement shall be made for each monthly period that the cumulative sum of the Base Costs incurred for such vessel(s) for all preceding monthly periods does not exceed such increased Ceiling Price(s).

     (4) No adjustment in compensation under this requirement shall be made for any monthly period for any vessel in the event that the specified indices for the monthly period involved are unavailable solely as a result of the failure by the Contractor to submit timely, accurate, and complete information to the BLS necessary for their calculation of the indices. Any amount withheld under the requirements of this paragraph shall be released following the Contractor's submission of such information.

     (5) The amount of the adjustment in compensation for each individual vessel determined as above (plus or minus) shall be set forth separately in a Supplemental Agreement to this contract, which also shall set forth the computation upon which each adjustment in compensation is based.

     (6) In the event that any amount shown in any Supplemental Agreement pursuant to subparagraph (e)(5) in respect to a vessel is a minus figure, such amount shall be deducted from any invoice(s) presented for payment under any requirement of this contract until such amount has been offset or recouped in full.

(f)  Payment of Compensation Adjustment.  Payments of amounts of compensation
     ----------------------------------
adjustment under this requirement shall be made for each vessel on the basis of monthly periods. Except as provided in paragraph (f)(3) below, compensation adjustment payments shall be made provisionally on a biweekly basis as set forth in (f)(2) below and then adjusted on a monthly basis as set forth in (f)(1) below. For the purpose of this paragraph (f): a weekly period is the Contractor's normal accounting week, and a biweekly period is two consecutive weekly periods.

     (1) After execution of the Supplemental Agreement pursuant to paragraph (e)(5) of this requirement in respect of a monthly period, and upon submission of proper invoices, the Contractor shall be paid or there shall be deducted for each vessel the amount set forth in such Supplemental Agreement, less the sum of the amounts of the provisional compensation adjustments paid or payable on account of such vessel pursuant to (f)(2) below for biweekly periods, or any weeks of biweekly periods, falling in the monthly period to which the Supplemental Agreement applies. Each Supplemental Agreement shall set forth a biweekly provisional compensation adjustment amount for each vessel for the purpose of making provisional compensation adjustment payments pursuant to paragraph (f)(2) below for biweekly periods ending after execution of such Supplemental Agreement until the next Supplemental Agreement is executed. The biweekly provisional compensation adjustment amount for each vessel shall be determined by dividing the amount of the compensation adjustment for the monthly period involved set forth in the Supplemental Agreement for each vessel by the number of weekly periods in the monthly period to which the Supplemental Agreement applies. The quotient shall then be multiplied by two and the product shall be the biweekly provisional compensation adjustment amount.

     (2) At the end of every biweekly period, upon submission of proper invoices, the Contractor shall be paid on account of each vessel the biweekly provisional compensation adjustment set forth in the most recently executed Supplemental Agreement.

     (3) Any payment under (f)(1) or (f)(2) above shall be deferred to the extent that the amount of such payment, when added to the total of all payments previously paid or payable with respect to such vessel under this requirement and the "PAYMENTS" requirement (other than payments made pursuant to paragraph
(g) of the "PAYMENTS" requirement), would exceed the total cost limitations which are then applicable to that vessel under the terms of paragraphs (a)(1) and (a)(2) of the "PAYMENTS" requirement. Deferred payments of compensation adjustments shall be paid upon submission of subsequent invoices whenever such payment, when added to the total of all payments previously made with respect to such vessel under this requirement and the "PAYMENTS" requirement (other than payments made pursuant to paragraph (g) of the "PAYMENTS" requirement) would not exceed the total cost limitations which are then applicable to that vessel under the terms of paragraphs (a)(1) and (a)(2) of the "PAYMENTS" requirement. After the close of the monthly period during which the last vessel is actually delivered, any remaining deferred payments for compensation adjustment shall, upon submission of proper invoices by the Contractor and upon verification thereof by the Contracting Officer, be promptly paid.

     (4) The Government agrees that any request for approval to make progress payments more frequently than once every two weeks will include a request for similar approval of more frequent compensation adjustment payments. Upon approval by cognizant Government authority, this requirement will be modified accordingly without additional consideration by the Contractor to the Government for such modifications.

(g)  Separate Reimbursement.  (1) No adjustment shall be made in the Target
     ----------------------
Cost(s), Target Profit(s), Target Price(s) or Ceiling Price(s) on account of upwards or downwards adjustments in compensation made in accordance with paragraph (e) of this requirement, and hence said adjustments will be paid separately and are outside the incentive price revision formula provided for in the clause hereof entitled "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.216-16).

     (2) The amount currently obligated for payment of compensation adjustments is set forth in the financial accounting data sheet(s). This amount may be unilaterally adjusted upward or downward by the Government at any time during the pendency of this contract. Nothing in the preceding two sentences shall be construed as relieving the Government from any obligations to reimburse the Contractor for compensation adjustments as set forth in this requirement.

(h)  Disputes.  Any dispute arising under this requirement shall be determined
     --------
in accordance with and subject to the provisions of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).


H-5 NAVSEA 5252.227-9113 GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM (SEP 1990)

(a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with the latest revision of MIL-STD-1556. Data entered is retained by the program and provided to qualified participants. Compliance with this requirement shall not relieve the Contractor from complying with any other requirement of the contract.

(b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.00. When so inserted, the word "Contractor" shall be changed to "Subcontractor".


H-6 NAVSEA 5252.227-9112 LOGISTIC SUPPORT REQUIREMENT (AT) (JAN 1990)

(a) This requirement applies whenever the contract specifications, by reference to a Military Specification or otherwise, specify repair parts or stock components (hereinafter called "repair parts") for a ship component or item of equipment.

(b) With respect to ship components or equipments manufactured other than in the United States or Canada, the Contractor agrees that, in addition to any other data required by this contract, it will furnish under this contract sufficient data so that the repair parts can be reproduced in the United States or Canada unless the suppliers of the ship components or equipments shall have made arrangements satisfactory to the Contractor and approved by the Contracting Officer for the manufacturing of repair parts in the United States or Canada. For the purpose of this requirement, "sufficient data" shall mean detail drawings and other technical information sufficiently extensive in detail to show design, construction, dimensions, and operation or function, manufacturing methods or processes, treatment or chemical composition of materials, plant layout and tooling. All data shall be in the English language and according to the United States system of weights and measures, and drawings for components, assemblies, subassemblies and parts protected by U.S. patents shall contain a prominent notation to that effect fully identifying the patent or patents involved, and bearing the number of this contract.

(c) In order to satisfy the requirements of paragraph (b), above, unless the supplier of the ship components or equipments shall have made arrangements, satisfactory to the Contractor and approved by the Contracting Officer, for the manufacture of such repair parts in the United States or Canada, the Contractor shall include in all subcontracts for the purchase of ship components or equipments from foreign sources a clause, acceptable to the Contracting Officer, granting to the United States Government for a period of seven (7) years, "Government Purpose License Rights" (GPLR) (as defined in paragraph (a)(14) of the clause of this contract entitled "RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE" (DFARS 252.227-7013) in all technical data necessary to manufacture spare and repair parts for such components or equipments.

H-7 NAVSEA 5252.228-9104 ADDITIONAL INSURANCE PROVISIONS (FT) (JAN 1990)

(a) The provisions contained in the standard form of Marine Builder's Risk (Navy Form - Syndicate) policy referred to in paragraph (a) of the requirement of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS"..."with leave to fire guns and torpedoes, but no claim to attach thereto for loss of or damage to the vessel or machinery unless the accident results in a total loss of a vessel," shall not include, or be construed as including, any operation conducted under the "General Scope of Work" and "Specifications" paragraphs of Section C of this contract; and further, the operations referred to in these aforesaid paragraphs shall not be deemed to be "warlike operation" as used in the Collision Liability and Protection and Indemnity Liabilities (Government Syndicate Form) policy referred to in paragraph (b) of the requirement of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS". Further, the Contractor shall not carry Collision Liability and Protection and Indemnity Liabilities insurance (Government Syndicate Form) referred to in the first sentence of paragraph (b) of the requirement of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" during the period of the performance of the underway trials required by this contract, and the Government will indemnify the Contractor against liability (including expenses incidental thereto) to third persons which would have been covered by the aforesaid insurance if the Contractor had carried such insurance during the period stated above; provided,
                                                                      --------
however, that the Contractor shall not be relieved of any other obligations required by the aforesaid paragraph (b) of the "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" requirement.

(b) Notwithstanding any provisions to the contrary in paragraph (a) of the requirement entitled "INSURANCE-PROPERTY LOSS OR, DAMAGE-LIABILITY TO THIRD PERSONS", the assumption by the Government of the risk of loss of or damage to the vessels and the materials and equipment therefor provided for by the aforesaid paragraph (a) of the requirement entitled "INSURANCE-PROPERTY LOSS
OR DAMAGE-LIABILITY TO THIRD PERSONS", shall continue until the expiration of the guaranty periods of the vessels, or until completion of all work under this contract, whichever is later. The Government does not, however, assume the risk of loss of or damage to any equipment which results from a defect in a part thereof for which the Contractor is responsible pursuant to the "PRELIMINARY ACCEPTANCE", "GUARANTY PERIOD", or "INSPECTION OF SUPPLIES--FIXED-PRICE (FT) (JUL 1985) - ALTERNATE I (JUL 1985) (DEVIATION 89-915 -29 JUN
1989)" (FAR 52.246-2) requirements of this contract. The term "equipment" as used in the preceding sentence means the largest integrated unit (e.g., component, subassembly, or individual system, as the case may be) furnished by the same supplier who furnished the part causing the loss or damage.

(c) Any material furnished by the Government under this contract shall be deemed to be materials or equipment for the vessels within the meaning-of the "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" requirement hereof.

(d) It is understood that the operation of firing explosive charges to eject missiles is an operation conducted under the "General Scope of Work" and "Specifications" paragraphs of Section C of this contract, and accordingly, this requirement applies to such operations.

(e) The Government's liability under the last sentence of paragraph (a) of this requirement, paragraph (b) of the requirement of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS," and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, Referred to in Vessel Contracts of the Bureau of Ships" dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs. Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.


H-8 NAVSEA 5252.228-9105 INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS (FT) (JAN 1990)

(a) The Contractor shall not, unless otherwise directed or approved in writing by the Department, carry or incur the expense of any insurance against any form of loss of or damage to the vessels or to the materials or equipment therefor to which the Government has acquired title or which have been furnished by the Government for installation by the Contractor. The Government assumes the risks of loss of and damage to the vessels and such materials and equipment which would have been assumed by the underwriters if the Contractor had procured and maintained throughout the term of this contract, on behalf of itself and the Government, insurance with respect to the vessels and such materials and equipment for full value against pre-keel and post-keel laying risks (i) under the forms of Marine Builders Risk (Navy Form-Syndicate) policy, including the rider attached to the "Free of Capture and Seizure" clause thereof, and War Damage policy, both as set forth in the pamphlet entitled "Standard

Forms of Marine Builders Risk (Navy Form-Syndicate) and War Damage Insurance Policies referred to in Vessel Contracts to the Bureau of Ships," dated 23 November 1942, or (ii) under any other policy forms which the Assistant Secretary of the Navy (R,D&A), Insurance Office shall determine were customarily carried or would have been customarily carried by the Contractor in the absence of the foregoing requirement that the Contractor not carry or incur the expense of insurance, provided, that the Government does not assume any risk with
              --------
respect to loss or damage compensated for by insurance or otherwise or resulting from risks with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department;

provided, further, that under the above identified policies or under this
- -----------------
requirement the Government does not assume any risk with respect to, and will not pay for any costs of the Contractor for the inspection repair, replacement, or renewal of any defects themselves in the vessel(s) or such materials and equipment due to (A) defective workmanship, or defective materials or equipment performed by or furnished by the Contractor or its subcontractors or, (B) workmanship, or materials or equipment performed by or furnished by the Contractor or its subcontractors which do(es) not conform to the requirements of the contract, whether or not any such defect is latent or whether or not any such non-conformance is the result of negligence; provided, further, that under
                                                  -----------------
the above identified policies or under this requirement the Government does not assume the risk of and will not pay for the costs of any loss, damage, liability or expense caused by, resulting from, or incurred as a consequence of delay or disruption of any type whatsoever. No requirement of this contract shall operate to subject the Contractor to a liability for which the Government has assumed the risk hereunder. Notwithstanding the foregoing, the Contractor shall bear the first $10,000 of loss or damage from each occurrence or incident the risk of which the Government otherwise would have assumed under the requirements of this paragraph.

(b) Unless otherwise directed by the Department, the Contractor shall procure and thereafter maintain with respect to each of the vessels Collision Liability and Protection and Indemnity Liabilities Insurance (Government-Syndicate Form), as set forth in the aforesaid 23 November 1942 pamphlet, if available, in an amount equal to (i) eighty percent (80%) of the sum of the target price of the vessel and an amount estimated by the Department to represent the value of materials and equipment furnished by the Government for installation by the Contractor, or (ii) two million dollars ($2,000,000), whichever shall be less. The Government will indemnify the Contractor against liabilities (including expenses incidental thereto) to third persons which, but for the limitation on amount specified in this paragraph, would have been covered by such

Collision Liability and Protection and Indemnity Liabilities Insurance, and which are not compensated for by insurance or otherwise, provided such liabilities are represented by final judgments or by settlements approved in writing by the Department. The Contractor shall not, however, be so indemnified against liabilities with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department. The Contractor shall promptly notify the Department of each suit or action filed and each claim made against which the Contractor may be entitled to indemnification under this paragraph. The Contractor shall furnish the Department with copies of all papers received with respect to each suit, action or claim and, if requested by the Department, shall authorize representatives of the Government to settle, or direct or take charge of the defense of, such suit, action or claim. In the absence of such request, the Contractor shall diligently proceed with such defense. The Government's liability under this paragraph (b) and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, referred to in Vessel Contracts of the Bureau of Ships, dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs. Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.

(c) The cost of the insurance required by paragraph (b) of this requirement is included in the target price and the cost of all other insurance which may be required or approved pursuant to this clause will be considered allowable costs under this contract. If the Department should require or approve the cancellation of any such insurance, the Contractor will promptly pay to the Government the amount of all unearned premiums refunded to the Contractor, but only to the extent that such premiums shall have been reimbursed to the contractor by the Government or included in the pricing structure of the contract (firm fixed price or incentive type arrangement, as applicable).

(d) All insurance which is or may be required or approved pursuant to this requirement shall be in such form, in such amounts, for such periods of time, and with such insurers as the Department may from time to time require or approve, provided the Contractor shall be named as an insured and shall be entitled to payment of any loss or damage as its interests may appear. The policies or certificates of insurance shall be deposited with the Assistant Secretary of the Navy (R,D&A), Insurance Office, or as the Department may otherwise direct.

(e) In the event of loss of or damage to any of the vessels or any of the materials or equipment therefor which may result in a claim against the Government under the insurance requirements of this contract, the Contractor promptly shall notify the Contracting Officer of such loss or damages, and the Contracting Officer may, without prejudice to any other right of the Government, either:

     (i) Order the Contractor to proceed with replacement or repair in which event the Contractor shall effect such replacement or repair. The Contractor shall submit to the Contracting Officer a request for reimbursement of the cost of such replacement or repair together with such supporting documentation as the Contracting Officer may reasonably require, and shall identify such request as being submitted under this insurance requirement. If the Government determines that the risk of such loss or damages is within the scope of the risks assumed by the Government under this requirement, the Government will reimburse the Contractor for the reasonable, allowable cost of such replacement or repair, plus a reasonable profit, less the deductible amount specified in paragraph (a) of this requirement. Payments by the Government to the Contractor under this insurance requirement are outside the scope of and shall not affect the pricing structure of the contract (firm fixed price or incentive type arrangement, as applicable), and are additional to the compensation otherwise payable to the Contractor under this contract; or

     (ii) In the event the Contracting Officer decides that the loss or damage shall not be replaced or repaired,

          (A) Modify the contract appropriately consistent with the reduced requirements reflected by the unreplaced or unrepaired loss or damage, or

          (B) Terminate the construction of any part or all of the vessel(s) under the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)" (FAR 52.249-2).


H-9  NAVSEA 5252.232-9105  PAYMENTS (FI) (JAN 1990)

(a)  Computation of Payments
     -----------------------

     (1) Until such time as physical progress in the performance of work on a vessel is fifty percent (50%) complete, the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price(s), at ninety percent (90%) of the amount determined by multiplying the allocated total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor; provided, that no such payment shall be made in an
                            --------
amount which when added to the total of all payments previously made with respect to such vessel under (i) paragraph (a) of this requirement and (ii) the
                                                                   ---
"COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" requirement exceeds one hundred percent (100%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

     (2) After the percentage of physical progress in the performance of work on a vessel has reached fifty percent (50%), the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price(s), of one hundred percent (100%) of the amount determined by: (i) multiplying the allocated total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor, and (ii) subtracting from that product five percent (5%) of the allocated total contract price of such vessel; provided, that no such payment shall be made in an amount which when
        --------
added to the total of all payments made previously with respect to such vessel under (i) paragraph (a) of this requirement and (ii) the "COMPENSATION
                                            ---
ADJUSTMENTS (LABOR AND MATERIAL)" requirement exceeds one hundred five percent (105%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel; provided,
                                                                 ---------
further, that the Contractor furnishes data on actual cumulative costs and
- -------
estimated future costs acceptable to the Supervisor which demonstrates to the satisfaction of the Supervisor that the Contractor will make a profit of at least five percent (5%) on completion of the contract, and the Contractor provides updated information on a quarterly basis. If updated data indicate the Contractor will not make a profit of at least five percent (5%) on completion of the contract, the progress payments shall be adjusted retroactively so that the total of all payments made with respect to the vessel under (i) paragraph (a) of this requirement and (ii) the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" requirement shall not exceed one hundred percent (100%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

(b)  Billing Price
     -------------

     (1) For the purpose of this requirement, until the establishment of the total final price(s) in accordance with paragraph (d) of the clause of this contract entitled "INCENTIVE PRICE REVISION--FIRM

                                                                N00024-94-C-2200


TARGET (FI) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.216-16), the term "total contract price" means the billing price; initially the billing price shall be the initial total contract target price(s), and thereafter the billing price shall be revised as provided in paragraph (b)(2) below. After establishment of the total final price(s) in accordance with paragraph (d) of the "INCENTIVE PRICE REVISION (FIRM TARGET) (FI) (DEVIATION 89-915 - 29 JUN 1989)" clause, the billing price shall be the total final price(s) so established.

     (2) Within fifteen (15) days after each calendar quarter the Contractor shall submit in writing a proposed revised billing price which shall be established as follows:

          (i) The Contractor shall certify to the Contracting Officer the percentage of physical progress in the performance of the contract as a whole as of the end of the calendar quarter. Such percentage of physical progress shall be expressed as a decimal carried to four decimal places and shall be subject to the approval of the Supervisor.

          (ii) The revised billing price shall be the sum of a projected final cost(s), and a projected profit, computed as follows:

             (A) A projected final cost shall be computed by (i) determining the cumulative sum of the base costs as of the end of the calendar quarter, established in accordance with the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" requirement, and (ii) dividing the sum thereof by the percentage of physical progress certified and approved as set forth in subparagraph (i) above.

             (B) A projected profit shall be determined by applying to the projected final cost(s) the incentive formula set forth in paragraph (d)(2) of the "INCENTIVE PRICE REVISION--FIRM TARGET" clause; provided, that in no event
                                                    --------
shall the revised billing price exceed the ceiling price(s) of the contract.

          (iii) The revised billing price determined as stated above shall be set forth separately in a supplemental agreement to this contract, which also shall set forth the computations upon which the revision of the billing price is based.

          (iv) Any revision of the billing prices shall not affect the determination of the total final price(s) under paragraph (d) of the "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (DEVIATION 89-915 - 29 JUN 1989)" clause. After execution of the contract modification referred to in subparagraph (d)(3) of said clause, the total amount paid or to be paid on all invoices or vouchers shall be adjusted to reflect the total final price(s), and any additional payments, refunds, or credits resulting therefrom shall be promptly made.

(c)  Allocated Total Contract Price of Each Vessel
     ---------------------------------------------

For the purpose of this requirement, the allocated total contract price of each vessel shall be established by multiplying the total contract price(s) by a percentage, expressed as a decimal carried to four decimal places, equal to that fraction whose numerator is the original unit target price of the vessel and whose denominator is the original total target price. The resulting dollar amount shall be rounded to the nearest one hundred thousand dollar ($100,000), upward or downward; provided that in no event shall the sum of the allocated total contract price of the vessel(s) exceed the total contract price(s). The aforesaid percentages of each vessel shall be revised, by contract modification, in the event that either:

          (i) Equitable adjustments to the unit target prices of the vessels result in unit target prices of a substantially different proportion to the total target prices than previously provided for under this subparagraph (c); or

          (ii) Incurred costs indicate that a revision to the percentages is appropriate, provided, however, any such revision shall not be made more
             -----------------
frequently than at the end of a calendar quarter unless the total contract price(s) is(are) limited to the contract ceiling price(s) and the contract ceiling price(s) is(are) adjusted during the calendar quarter.

(d)  Invoices
     --------

     Invoices may be submitted every two weeks, but not more frequently;

provided, however, that if after contract award more frequent progress payments
- -----------------
are approved by cognizant Government authority, this requirement shall be modified accordingly without additional consideration by the Contractor to the Government for such modification. No payment will be required to be made upon invoices aggregating less than five thousand dollars ($5,000).

The Contractor shall certify on each invoice:

     (1) the percentage of physical progress in the performance of work on the vessel as a decimal carried to four places; and

     (2) the allowable costs incurred in the performance of the work on the vessel as of the date the invoice is submitted. Such certification shall provide for cost category reporting in accordance with the Contractor's normal accounting system and shall be broken down into direct material, direct labor, and indirect costs.

(e)  Physical Progress and Weighting Factors
     ---------------------------------------

     (1) Within sixty (60) days after contract award the Contractor shall submit a progressing system description for review and approval by the Contracting Officer. Upon approval of such system, progress payments shall be in accordance with the approved system. Subsequent revisions to the approved system shall be submitted to the Contracting Officer for approval prior to implementation.

     (2) The mutually agreed upon weighting factors for the categories of labor and material for each vessel are set forth in Attachment J-16 to this contract. The weighting factors shall be revised quarterly concurrent with the billing price revisions specified in paragraph (b). Notwithstanding the above, revision of weighting factors may be requested by either party when factual data indicate that the weighting factors then in use are no longer representative of the actual labor and material distribution. Revisions of weighting factors shall be supported by detailed de-escalated (estimated final) direct material, direct labor, and indirect costs and additional data concerning the cause of the change in the weighting factors. Any change in the weighting factors shall be set forth in a supplemental agreement to this contract.

(f)  Incurred Costs
     --------------

     For the purpose of this clause, "incurred costs" are those costs identified through the use of the accrual method of accounting, as supported by the records maintained by the Contractor and which are allowable in accordance with Part 31 of the Federal Acquisition Regulation (FAR) and Part 231 of the Department of Defense FAR Supplement (DFARS) in effect on the effective date of this contract and include only:

     **(1) Costs for items or services purchased directly for the contract which are paid as well as incurred, as shown by payment made by cash, check, or other form of actual payment; and

     (2) Costs incurred, but not necessarily paid, for materials issued from the Contractor's stores inventory and placed in the production process for use on the contract, for direct labor, for direct travel, for other direct in-house costs and for properly allocable and allowable overhead (indirect) costs, all as shown by records maintained by the Contractor for the purpose of obtaining payment under Government contracts, provided that the Contractor is not delinquent in payment of costs of contract performance in the ordinary course of business; and

     (3) With respect to allocated and allowable costs of pension contributions, when pension contributions are paid by the Contractor to the retirement fund less frequently than quarterly, accruals of the costs of these pension contributions shall be excluded from the Contractor's incurred costs until such costs are paid. If pension contributions are paid on a quarterly or more frequent basis, accruals of such costs may be included in the Contractor's incurred costs, provided that the pension contributions are paid to the retirement fund within thirty (30) days after the close of the period covered by payment. If payments are not paid within such thirty (30) day period, pension contributions shall be excluded from the Contractor's incurred costs until payment therefor has been made.

     (4) Incurred costs shall not include any costs which are required under any requirement of this contract (other than the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" requirement) to be reimbursed or paid by the Government to the Contractor or by the Contractor to the Government other than through an equitable adjustment in the contract price(s).

     (5) If an overpayment is made relative to this paragraph (f), interest shall be charged at the prevailing per annum rate established by the Secretary of the Treasury, pursuant to Public Law 92-41, from the date such overpayment is made (date of Government check) until the date the overpayment if fully recovered.

(g)  Retentions
     ----------

     (1) Upon preliminary acceptance of each vessel and upon the submission of properly certified invoices, the Government will pay to the Contractor the amount withheld under paragraph (a) of this requirement in respect of that vessel in excess of (i) a performance reserve in the amount of one and one-half percent (1.5%) of the allocated total contract price for such vessel, or (ii) one hundred thousand dollars ($100,000), whichever is greater. If at any time it shall appear to the Government that the amount of performance reserve may be insufficient to meet the cost to the Government of finishing any unfinished work under the contract for which the Contractor is responsible, or of correcting defects for which the Contractor is responsible which are discovered prior to preliminary acceptance or during the guaranty period of any vessel, the Government may, in making payments under this requirement, deduct or withhold such additional amounts as it may determine to be necessary to render such reserve adequate; provided, that any additional amounts deducted or withheld on
                  --------
account of defects which are discovered during the guaranty period of the vessel shall not exceed the limit of the Contractor's liability as set forth in the requirement entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS", reduced by the amounts of the cost incurred by the Contractor for work on such vessel because of Contractor responsible deficiencies which are discovered during the guaranty period of the vessel.

     (2) The Government may, in its discretion, make payments prior to final settlement on account of the reserves established under this requirement, subject to such conditions precedent as the Contracting Officer may prescribe.

     (3) The Government shall, at the time of final settlement, in accordance with the provisions of the requirement entitled "FINAL SETTLEMENT", pay the Contractor the balance owing to it under the contract promptly after the amount of such balance shall have been determined.

(h)  Certifications and Audits
     -------------------------

     At any time or times prior to final payment under this contract,

the Contracting Officer may have any invoices and statements or certifications of costs audited. The Contracting Officer may require the Contractor to submit, or make available for examination by the Contracting Officer or his designated representative, the supporting documentation upon which invoices, statements or certifications of costs are based. Each payment theretofore made shall be subject to reduction as necessary to reflect the exclusion of amounts included in the invoices or statements or certifications of costs which are found by the Contracting Officer, on the basis of such audit, not to constitute allowable costs. Any payment may be reduced for overpayments, or increased for underpayments on preceding invoices.


H-10 NAVSEA 5252.232-9108 FINAL SETTLEMENT (FT) (JAN 1983)

Upon final acceptance of the vessel(s), or in the event of the termination of this contract on such terms that none of the vessel(s) is to be completed, then upon such termination, the Contractor shall be entitled to receive the balance owing to it under this contract, such payment to be made promptly after the amount of such balance shall have been determined. The Contractor and each assignee under an assignment in effect at the time of final settlement shall execute and deliver at the time of and as a condition precedent to final payment, a release in form and substance satisfactory to and containing such exemptions as may be found appropriate by the Contracting Officer, discharging the Government, its officers, agents and employees of and from liabilities, obligations and claims arising under this contract. The Contracting Officer may authorize partial payments on account of any such balance to be made in advance of final settlement. If this contract shall have been terminated in whole or in part, any such release shall also contain a release of all claims against the Government arising out of or by virtue of such termination.

H-11 NAVSEA 5252.233-9103 DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT
(AT) - ALTERNATE I (JAN 1990)

(a) For the purposes of this requirement, the term "change" includes not only a change made pursuant to a written order designated as a "change order" but also
(i) an engineering change proposed by the Government or the Contractor pursuant to the "Other Change Proposals" or other requirements of this contract and (ii) any act or omission to act on the part of the Government in respect of which a request is made for equitable adjustment under the "CHANGES" clause or any other article or requirement of this contract.

(b) Whenever the Contractor requests or proposes an equitable adjustment of $500,000 or more per vessel in respect of a change made pursuant to a written order designated as a "change order" or in respect of a proposed engineering change and whenever the Contractor requests an equitable adjustment in any amount in respect of any other act or omission to act on the part of the Government, the proposal supporting such request shall include the following information for each individual item or element of the request:

     (1) A description (i) of the work required by the contract before the change, which has been deleted by the change, and (ii) of the work deleted by the change which already has been completed. The description is to include a list of identifiable components, equipment, and other identifiable property involved. Also, the status of manufacture, procurement, or installation of such property is to be indicated. Separate description is to be furnished for design and production work. Items of identifiable raw material, purchased parts, components and other identifiable hardware, which are made excess by the change and which are not to be retained by the Contractor, are to be listed for later disposition;

     (2) Description of work necessary to undo work already completed which has been deleted by the change;

     (3) Description of work which is substituted or added by the change. A list of identifiable components and equipment (not bulk materials or items) involved, should be included. Separate descriptions are to be furnished for design work and production work;

     (4) Description of interference and inefficiencies in performing the change;

     (5) Description of disruption attributable solely to the change; which description shall include the following information:

          (i) Description of each identifiable element of disruption and how work has been, or may be, disrupted;

          (ii) The calendar period of time during which disruption occurred, or may occur;

          (iii) Area(s) of the Contractor's operations where disruption occurred, or may occur;

          (iv) Trade(s) or functions disrupted, with a breakdown of manhours and material for each trade or function;

          (v) Scheduling of trades before, during, and after the period of disruption insofar as such scheduling may relate to or be affected by the estimated disruption;

          (vi) Description of any measures taken to lessen the disruptive effect of the change.

     (6)  Delay in delivery attributable solely to the change;

     (7)  Other work or increased costs attributable to the change;

     (8) Supplementing the foregoing, a narrative statement of the nature of the alleged Government act or omission, when the alleged Government act or omission occurred, and the "causal" relationship between the alleged Government act or omission and the claimed consequences therefor, cross-referenced to the detailed information provided as required above.

(c) Each proposal submitted in accordance with this requirement shall include a copy of the Contractor's ship's labor budget at the cost class level in effect as of the date the event began, the cost incurred at the cost level as of the same date, and the proposed effect of the change at the cost class level.

(d) It is recognized that an individual request for equitable adjustment may not include all of the factors listed in subparagraphs (b)(1) through (b)(8) above, or that the Contractor may not reasonably be able to furnish complete information on all of the factors listed in subparagraphs (b)(1) through (b)(8) above. Accordingly, the Contractor is only required to set forth in its request for equitable adjustment information with respect to those factors which are relevant to the individual request for equitable adjustment, or in the level of detail which is reasonably available to the Contractor.

(e) In addition to any information required under paragraph (b) above, each proposal submitted in support of a claim for equitable adjustment, under any requirement of this contract, in an amount which requires certified cost or pricing data, if requested by the Contracting Officer, shall contain a duly executed Standard Form (SF) 1411 with respect to each individual claim item. The information furnished shall be in sufficient detail to permit the Contracting Officer to cross-reference the claimed increased costs, or delay in delivery, or both, as appropriate, as set forth in the SF 1411, with the information submitted pursuant to subparagraphs (b)(1) through (b)(8) hereof.

(f) The certification requirements as set forth in the clause of this contract entitled "CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF" (DFARS 252.233-7000) shall be complied with.

(g) Pursuant to 10 U.S.C. 2405, no price adjustment to this contract will be made for any amount set forth in a claim, request for equitable adjustment, or demand for payment under this contract (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than eighteen (18) months before the submission of the claim, request, or demand. A claim, request, or demand shall be considered to have been submitted only when the Contractor has provided the certification required by section 6(c)(1) of the Contract Disputes Act of 1978 (41 U.S.C. 605(c)(1)) and the supporting data for the claim, request, or demand.


H-12 NAVSEA 5252.245-9124 LIENS AND TITLE (FI) (JAN 1990)

(a) Any and all partial payments made hereunder on account of the vessels and the materials and equipment therefor shall be secured, when made, by a lien in favor of the Government upon such material and equipment on account of all payments so made, except to the extent that the Government, by virtue of any other requirement of this contract, or otherwise, shall have valid title to such material and equipment as against other creditors of the Contractor. If such property is not identified by marking or segregating, the Government shall be deemed to have a lien upon a proportionate part of any mass of property with which such property is commingled. Any lien provided for by virtue of this requirement is paramount to all other liens under the provisions of an Act approved 22 August 1911 (Pub. Law No. 41, 62d Cong., 37 Stat. 32; 10 U.S.C. Sec
7521). Upon completion and delivery of the vessels, said lien shall be discharged as to any materials and equipment which have not been included in the vessels and which are no longer required therefor.

(b) The Contractor shall immediately discharge or cause to be discharged any lien or rights in rem of any kind, other than in favor of the Government, which
               ------
at any time exists or rises with respect to the machinery, fittings, equipment or materials for the vessels. If any such lien or right in rem is not
                                                         ------
immediately discharged, the Government may discharge or cause to be discharged said lien or right in rem at the expense of the Contractor.
                   ------

(c) Title to the vessels under construction shall be in the Government and title to all materials and equipment acquired for each vessel shall vest in the Government upon delivery thereof to the plant of the Contractor or other place of storage selected by the Contractor, whichever of said events shall first occur; provided, that the Supervisor may, by written direction, require that
       --------
title shall vest in the Government upon delivery of such materials and equipment to the carrier for transportation to the plant of the Contractor or other place of storage selected by the Contractor. The amount of any freight charges, transportation, taxes or other costs which would have been paid by the Contractor, either directly or as an element of any subcontract cost, and which the Contractor shall not be required to pay as a result of such earlier vesting of title and any use of Government bills of lading, shall be determined and treated as though resulting from a change order and the contract price reduced accordingly. Upon completion of the contract, or at such earlier date as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of property not consumed in the performance of this contract (including any resulting scrap) or not theretofore delivered to the Government. The Contractor shall deliver or make such other disposal of such property as may be directed or authorized by the Contracting Officer. The Contracting officer, in lieu of directing or authorizing delivery or disposal of such property, may authorize the Contractor to take title to all or any part of such property, except for materials and equipment which were furnished by the Government and except for models, mockups, plans and other items which the Contractor is expressly required to construct, prepare or furnish to the Government (all of which shall remain the property of the Government). In the event the Contracting Officer authorizes the Contractor to take title to all or any part of such property, the Contractor shall credit the cost incurred in the performance of this contract by an amount equal to the fair market value of such property. In the event the Contracting Officer directs or authorizes the delivery or disposal of such property, any costs incurred by the Contractor in delivering or disposing of such property shall be included in the total final costs incurred or to be incurred and shall be included in the total final price determined pursuant to the clause of this contract entitled "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.216-
16). Recoverable scrap from such property shall be reported in accordance with such procedure and in such form as the Contracting Officer may direct. The net proceeds of any such disposal shall be credited to the Government and shall be paid in such manner as the Contracting Officer may direct. For the purpose of this requirement, "net proceeds" means actual amount collected from such sale of disposal less sales, collection fees and other reasonable related expenses.


H-13 NAVSEA 5252.245-9127 ADDITIONAL PROVISIONS RELATING TO GOVERNMENT PROPERTY
(FT) (JAN 1990)

(a) The Contracting Officer may increase the amount of property to be furnished under this contract and the contract shall be equitably adjusted to reflect such increase in accordance with procedures of the "CHANGES" clause of the contract.

(b)(1) As to all equipments listed in NAVSEA Form 4205/19 or Schedule A, as applicable, which will be permanently installed or otherwise will be built into the vessel(s), the AN nomenclature or other model designations given therein are to indicate only the basic description of equipments to be furnished and do not indicate the specific model or manufacturer's equipment that will be furnished. The Government may furnish, without issuing a change under the "CHANGES" clause of the contract, other equipments bearing nomenclature and model designations which further define the specific equipment to be furnished and to further substitute other equipments with different nomenclature or model designations as long as they are geometrically congruent dimensionally, and mechanically and electrically interchangeable with the equipment identified in NAVSEA Form 4205/19 or Schedule A, as applicable.

     (2) As to all equipments listed in NAVSEA Form 4205/19 or Schedule A, as applicable, which are portable in nature and require only means for stowage in the vessel(s), the AN nomenclature or other model designations given therein are to indicate only the basic description of the equipments to be furnished. The Government may furnish, without issuing any change under the "CHANGES" clause of the contract, other equipments bearing different AN nomenclature or other model designations as long as the equipments furnished are functionally interchangeable with the equipments specified in NAVSEA Form 4205/19 or Schedule A, as applicable, and no changes in ship stowage provisions are required.

(c) Unless otherwise specifically directed by the Supervisor, nonreusable crates and other nonreusable packaging in which Government Property is delivered to the Contractor shall become the property of the Contractor upon removal of the packaged or crated material, in which event such crates and other packaging shall not be subject to the provisions of the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (FT) (DEC 1989) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.245-2).

(d) Any packaging or preparation for delivery or for other disposal of Government Property by the Contractor at the direction or authorization of the Contracting Officer pursuant to paragraph (i) of the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)" shall be provided for by change order and an appropriate adjustment shall be made in the contract price in accordance with the clause of the contract entitled "CHANGES".

(e)(1) In addition to the equipments listed on NAVSEA Form 4205/19 or Schedule A, as applicable, the Government may provide installation and checkout (I&C) spares. The Contractor shall provide segregated stowage and inventory management for Government furnished I&C spares. These I&C spares will be pre-positioned by the Government at the shipyard for use by Contractor or Government personnel for the installation and checkout of Government Furnished Equipment
(GFE). The Contractor shall maintain these spares in a suitable warehouse accessible 24 hours per day during GFE installation and checkout, in accordance with the ship construction test program. I&C spares do not include parts to support installation and checkout of reactor plant equipment. Requirements governing such reactor plant repair parts, known as Shipyard Load List (SLL) parts, are defined in the ship specification.

     (2) The Contractor shall provide proposed I&C storage, inventory management and issue procedures for Government review and approval. These procedures shall address the Contractor's methods for receipt inspection, identification of damage, control of sensitive material, special environmental capabilities, security and availability of timely status information. The procedures must take into consideration any special requirements associated with electronic components such as electrostatic discharge precautions. The procedures should reference applicable military or commercial standards used in management of I&C spares. A list of planned I&C spares, estimated volume, and special requirements will be provided by the Government to allow for warehouse planning.

(f) The Contractor is required to maintain control of Government property in accordance with Federal Acquisition Regulation (FAR) Subpart 45.5 and DOD FAR Supplement (DFARS) Subpart 245.5. In addition to the specific requirements of FAR 45.5 and DFARS 245.5, the Contractor shall have an automated system for controlling Government property and the automated records shall constitute the official Government property control records. The automated system shall be sufficient to identify the location, quantity and hull assignment of all items of Government property from the time of receipt through issue for installation or disposition of the property from the Contractor's facility. The automated system shall be equivalent, as a minimum, to the automated systems the Contractor uses to control Contractor-owned property and material. The Contractor may include Government property in the same computer used to control Contractor-owned property provided that separate records are kept for Government-owned and Contractor-owned property. The Contractor shall provide the Government a list of all items and quantities of Government property accountable to this contract in the Contractor's possession. The list shall be provided annually, or upon request, in automated format suitable for comparing Contractor records of Government property with similar Government records. The list shall be sorted in material categories defined by the Government and shall include data elements specified by the Government.

(g) The Contractor shall have an automated system for I&C allowances. The system shall accept replacement or new requisition document numbers. The system shall include allowance requirements, on hand, on order, inventory status, identification of assets excess to allowance, on line, real time, processing, inventory posting records, inventory usage statistics and available prices.

(h) SUPSHIP shall have the ability to retrieve information from the Contractor's data base using Contractor terminals already in place or by using Government owned terminals.


H-14 NAVSEA 5252.246-9124 SHIPBUILDING SUPPORT OFFICE SCHEDULES (AT) (JAN 1983)

The U.S. Navy Shipbuilding Support Office, which is responsible within the Department for providing central scheduling for ship programs, may, but shall not be obligated to, promulgate from time to time Master Program Schedules and other documents relating to the design, material procurement for, and orderly erection of the vessel(s). Such schedules and documents, if promulgated, are intended to facilitate integration of all work required in connection with the vessels, and other vessels, if any, in the same ship program and to serve as a planning aid for the Contractor and its agents, but such schedules and documents shall not alter or increase the obligations of the Government and the use thereof or adherence thereto is not a requirement of this contract. Neither the promulgation of such schedules and documents nor any use thereof by the Contractor or its agent shall in any way relieve the Contractor of its obligation to complete and deliver the vessel(s) by the date and in accordance with the other requirements set forth in this contract or affect responsibility for any delays.


H-15 NAVSEA 5252.246-9128 DELIVERY OF COMPLETED VESSEL (FT) (JAN 1983)

The term "vessel" as used in this requirement refers to each of the vessels to be constructed and delivered under this contract.

(a) The vessel shall not be presented for acceptance trials (as used in this requirement acceptance trials means acceptance trials or combined acceptance trials) until it is determined by the Supervisor that the Contractor has satisfactorily carried out those parts of the builder's trials for which the Contractor is responsible, including builder's dock and sea trials, and that the Contractor has:

     (i) Corrected all Contractor responsible deficiencies discovered before completion of all builder's sea trials, unless otherwise agreed to in writing by the Contracting Officer; and

     (ii) Corrected all Contractor responsible deficiencies discovered after completion of the builder's sea trials which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(b) The Contractor shall be responsible for scheduling an interval of a minimum of thirty (30) days between the satisfactory completion of acceptance trials and delivery of the vessel. During this period, the Contractor shall satisfactorily correct all Contractor responsible deficiencies, whether discovered before, during, or after completion of acceptance trials, which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(c) Prior to delivery of the vessel, to the extent necessary for tests, crew training, or operations which the Government is to perform and which do not require the Government to have control of the entire vessel, the Contractor shall make parts of the vessel available to the Government; to the extent necessary for tests, crew training, trials or operations which the Government is to perform and which require the Government to have control of the entire vessel, such as alongside training, fast cruise and underway trials, the Contractor shall make the entire vessel available to the Government at dockside, at the Contractor's plant, for such periods of time as are necessary for such trials and operations. During all periods of time when the entire vessel is made available to the Government, the Contractor shall, as requested by the Government and required by the specifications, provide technical assistance and provide assistance necessary to correct defects which develop or are discovered during trials or operations of the vessel. Following the completion of each such trial or operation, the Government shall return the vessel to the Contractor at dockside, at the Contractor's plant, for the correction of defects, if any, and completion of construction in accordance with the terms of this contract.

(d) Upon satisfactory completion (i) of acceptance trials and (ii) of the correction of deficiencies as provided in paragraph (b) above, the Contractor shall deliver the vessel to the Government for preliminary acceptance.

(e) Following preliminary acceptance, the Government may, during the guaranty period, make the vessel available to the Contractor, at the Contractor's plant,
(i) for correction of defects noted at the time of preliminary acceptance, or which are discovered during the guaranty period, and (ii) for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed. If the Government elects to make the vessel(s) available to the contractor, at the contractor's plant, for the accomplishment of the above described post delivery work, the contractor agrees to accept the vessel(s) and perform the work. The contractor also agrees to consider the accomplishment of additional work during the post-shakedown availability under a standard Government contract. If the post-shakedown availability period shall begin during but extend beyond the expiration of the guaranty period, the Government may during the extended period leave the vessel at the Contractor's plant or return the vessel thereto for the correction of defects not previously corrected and for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed.

(f) The Contractor shall exercise reasonable care to protect the vessel at all times until the delivery of the vessel, and thereafter during such times as the vessel is at the Contractor's plant during the guaranty period or during the post-shakedown availability period if the latter shall extend beyond the expiration of the guaranty period, except for periods of time when the entire vessel is made available to the Government. During such periods, while the vessel is at the Contractor's plant, the Contractor shall provide assistance to protect and service the vessel, and shall effect any correction of defects or performance of uncompleted work, to the extent permitted or required by the Government.

(g) In accordance with the inspection requirements of the contract, all actions of the Government pursuant to this requirement shall be performed in such a manner as to not unduly delay the work.


H-16 NAVSEA 5252.233-9107 EQUITABLE ADJUSTMENTS:  WAIVER AND RELEASE OF CLAIMS
(AT) (JAN 1983)

(a) Whenever the Contractor, after receipt of a change made pursuant to the clause of this contract entitled "CHANGES" or after affirmation of a constructive change under the "NOTIFICATION OF CHANGES" requirement, submits any claim for equitable adjustment under the foregoing, such claim shall include all types of adjustments in the total amounts to which the foregoing entitle the Contractor, including but not limited to adjustments arising out of delays or disruptions or both caused by such change.

(b) Further, the Contractor agrees (except as the parties may otherwise agree) that, if required by the Contracting Officer, it will execute a release, in form and substance satisfactory to the Contracting Officer, as part of the supplemental agreement setting forth the aforesaid equitable adjustment, and that such release shall discharge the Government, its officers, agents and employees, from any further claims including but not limited to further claims arising out of delays or disruptions or both, caused by the aforesaid change.


H-17 NAVSEA 5252.225-9100 FOREIGN SHIPYARD CONSTRUCTION PROHIBITION (AT) (JAN
1983)

Neither the vessel nor the hull, midbody, or other major fixed structural component of the vessel shall be constructed in a foreign shipyard.


H-18 NAVSEA 5252.243-9105 NOTIFICATION OF CHANGING (FT) - ALTERNATE I (JAN 1983)

(a)  Definitions.  As used in this requirement, the term "Contracting Officer"
     -----------
does not include any representative of the Contracting Officer whether or not such representative is acting within the scope of his authority nor does it include any other individuals or activities that in any way communicate with the Contractor. As used in this requirement, the term "conduct" includes both actions and failures to act, and includes the furnishing of, or the failure to furnish, any item under any provision of this contract.

(b)  Notice.  The primary purpose of this requirement is to obtain prompt
     ------
reporting of any conduct which the Contractor considers would constitute or would require a change to this contract. The parties acknowledge that proper administration of this contract requires that potential changes be identified and resolved as they arise. Therefore, except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Contracting Officer of any conduct which the Contractor considers would constitute or would require a change to this contract. Such notice shall be provided promptly, and in any event within thirty (30) calendar days from the date the Contractor identifies any such conduct. The Notice shall be written and shall state, on the basis of the most accurate information available to the
Contractor:

     (i) The date, nature, and circumstances of the conduct regarded as a change;

     (ii) The name, function, and activity of the individuals directly involved in or knowledgeable about such conduct;

     (iii) The identification of any documents and the substance of any oral communication involved in such conduct;

     (iv) The particular elements of contract performance for which the Contractor might seek an equitable adjustment under this requirement, including:

          (1) What ship(s) have been or might be affected by the potential change;

          (2) To the extent practicable, labor or materials or both which have been or might be added, deleted, or wasted by the potential change;

          (3) To the extent practicable, the Contractor's preliminary order of magnitude estimate of cost and schedule effect of the potential change; and

          (4) What and in what manner are the particular technical requirements or contract requirements regarded as changed.

(c)  Continued Performance.  Except as provided in paragraph (f) below,
     ---------------------
following submission of notice, the Contractor shall take no action to implement a potential change until advised by the

Contracting Officer in writing as provided in (d) below, unless the potential change was previously directed by the Contracting Officer, in which case the Contractor shall conform therewith. Nothing in this paragraph (c) shall excuse the Contractor from proceeding with contract work other than implementation of the potential change or from proceeding in accordance with directions issued by the Contracting Officer.

(d)  Government Response.  The Contracting Officer shall promptly, and in any
     -------------------
event within twenty-one (21) calendar days after receipt of Notice, respond thereto in writing. In such response, the Contracting Officer shall either:

     (i) Confirm that the conduct of which the Contractor gave notice would constitute a change, and when necessary, direct the mode of further performance, or;

    (ii)  Countermand any conduct regarded by the Contractor as a change, or;

   (iii) Deny that the conduct of which the Contractor gave notice would constitute a change and, when necessary, direct the mode of further performance, or;

    (iv) In the event the Contractor's notice information is inadequate to make a decision under (i), (ii) or (iii) above, advise the Contractor what additional information is required. Failure of the Government to respond within the time required above shall be deemed a countermand under (d)(ii).

(e)  Equitable Adjustments.  Equitable adjustments for changes confirmed or
     ---------------------
countermanded by the Contracting Officer shall be made in accordance with the clause of this contract entitled "CHANGES", or any other requirement of this contract which provides for an equitable adjustment.

(f)  Special Procedures.  Paragraph (c) provides that the Contractor is to take
     ------------------
no action to implement a potential change pending the Contracting Officer's response to the Contractor's notice of the potential change, except where specifically directed by the Contracting Officer. In special situations, however, where

     (1) The circumstances do not allow sufficient time to notify the Contracting Officer of the facts prior to the need to proceed with the work, and;

     (2) The work must proceed to avoid hazards to personnel or property or to avoid additional cost to the Government, the Contractor may proceed with work in accordance with the potential change. In such special situations the Contractor shall advise the Contracting Officer in writing within ten (10) days of the conduct giving rise to the potential change that the Contractor has proceeded and shall describe the nature of the special situation which required proceeding prior to notification.
Within thirty (30) calendar days of the conduct giving rise to the potential change, the Contractor shall provide notice as required in (b) above. The Contracting Officer shall respond as set forth in (d) above. If the Contracting Officer determines that the conduct constitutes a change and countermands it, the Contractor shall be entitled to an equitable adjustment for performance in accordance with that change prior to the countermand including performance resulting from the countermand.

(g) When the Contractor identifies any conduct which may result in delay to delivery of the ship(s), the Contractor shall promptly so inform the Contracting Officer thereof prior to providing the notice required by paragraph (b) above.

(h) Despite good faith best efforts, occasions may arise in which the Contractor does not provide notice within the time periods specified in paragraphs (b) and (f) above. Accordingly, prior to the end of the first and third quarters of each calendar year through the period of performance of this contract, beginning with the first quarter of 1994, the Contractor shall deliver to the Government an executed bilateral contract modification, in the format set forth in Exhibit "A" to this requirement, covering the six month period of time ending with the second and fourth quarters, respectively, of the preceding year, with such specific exceptions, if any, as are identified by the Contractor. If the Contractor cites specific exceptions to the release, the Contractor shall concurrently provide the Contracting Officer with notice, containing the information set forth in paragraph (b) of this requirement, for each item excepted from the release. However, the release required by this requirement shall not make unallowable any costs which are otherwise allowable under any other requirement of this contract.

     Within sixty (60) days of receipt of the release, the Contracting Officer shall sign and return a copy of the release to the Contractor. If the Contracting Officer fails to execute and return the release within the required time, then the release shall be deemed to be void and of no effect for the period involved.

(i) If the release in accordance with paragraph (h) above is not provided to the Government by the Contractor in the time required, the Contracting Officer may execute the release as set forth in Exhibit "A" and send it to the Contractor. If the Contractor fails to execute the release and return it to the Government (with any specific exceptions) within sixty (60) days of receipt thereof, the required release shall then be deemed effective as if signed by the Contractor.

Exhibit A to the Requirement entitled "NOTIFICATION OF CHANGES"
- ---------------------------------------------------------------

This modification reflects the agreement of the parties to the mutual full and final releases for the consequences of that conduct (as conduct is defined in the requirement entitled "NOTIFICATION OF CHANGES"), described below, except the conduct identified in Attachment A hereto is excluded and not covered by the terms of this release.

1. Except for the conduct listed in Attachment A by either party, neither the Contractor nor the Government shall be entitled to any equitable adjustment or to money damages and/or other relief for any conduct, as specified below.

2. In consideration of the foregoing the parties hereby agree to the following release:

     a. The Government, for itself, its assigns, vendors, suppliers, and contractors, hereby remises, releases, and forever discharges the Contractor, its officers, agents and employees from any and all entitlement of the Government to equitable adjustment of the contract price and delivery schedule
due to conduct under this contract, which occurred on or before    *   .
                                                                -------

     b. The Contractor, for itself, its successors, assigns, vendors, suppliers, and subcontractors, hereby remises, releases and forever discharges the Government, its officers, agents and employees from (i) any and all entitlement of the Contractor to equitable adjustment of the contract cost and fee and/or delivery schedule of this contract or of any other Government contract (with this or any other Contractor) or any contract between the Contractor and any third party by reason of any conduct which increases the Contractor's cost or time of performance of work under this contract and meets the following conditions (1) known to the Contractor, (2) occurred on or before
      *    and (3) the Contractor failed to give notice prior to date of this
 ---------
release, and (ii) any and all liabilities to the Contractor for money damages and/or other relief for the impact of any such conduct, upon this contract or any other Government contract (with this or any other Contractor) or any contract between the Contractor and any third party.

H-19 NAVSEA 5252.243-9113 OTHER CHANGE PROPOSALS (FT) - ALTERNATE I (JAN 1990)

(a) The Contracting Officer, in addition to proposing engineering changes pursuant to other requirements of this contract, and in addition to issuing changes pursuant to the clause of this contract entitled "CHANGES", may propose other changes within the general scope of this contract as set forth below. Within forty-five (45) days from the date of receipt of any such proposed change, or within such further time as the Contracting officer may allow, the Contractor shall submit the proposed scope of work, plans and sketches, and its estimate of: (A) the cost, (B) the weight and moment effect, (C) effect on delivery dates of the vessel(s), and (D) status of work on the vessels affected by the proposed change. The proposed scope of work and estimate of cost shall be in such form and supported by such reasonably detailed information as the Contracting Officer may require. Within sixty (60) days from the date of receipt of the Contractor's estimate, the Contractor agrees to either (A) enter into a supplemental agreement covering the estimate as submitted, or (B) if the estimate as submitted is not satisfactory to the Contracting Officer, enter into negotiations in good faith leading to the execution of a bilateral supplemental agreement. In either case, the supplemental agreement shall cover an equitable adjustment in the contract price, including an equitable adjustment for the preparatory work set forth above, scope, and all other necessary equitable adjustments. The Contractor's estimate referred to in this subparagraph shall be a firm offer for sixty (60) days from and after the receipt thereof by the Contracting Officer having cognizance thereof, unless such period of time is extended by mutual consent.

(b) Pending execution of a bilateral agreement or the direction of the Contracting Officer pursuant to the "CHANGES" clause, the Contractor shall proceed diligently with contract performance without regard to the effect of any such proposed change.

(c) In the event that a change proposed by the Contracting Officer is not incorporated into the contract, the work done by the Contractor in preparing the estimate in accordance with subparagraph (a) above shall be treated as if ordered by the Contracting Officer under the "CHANGES" clause. The Contractor shall be entitled to an equitable adjustment in the contract price for the effort required under subparagraph (a), but the contractor shall not be entitled to any adjustment in delivery date. Failure to agree to such equitable adjustment in the contract price shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

H-20  ORDERS (Applicable to Item 0009)

(a) The Contractor shall furnish supplies and/or services under the Item(s) set forth in this clause when a contract modification is issued by the Administrative Contracting Officer (ACO) in accordance with the procedures specified herein. The Government shall not be liable for any expenses incurred by the Contractor under any Item set forth herein until a contract modification is issued by the Contracting Officer. All orders shall be placed on a Firm Fixed Price basis. Any amounts shown in Section B at time of contract award for applicable line items are estimated amounts only and are subject to upward or downward adjustment by the issuing activity. If no amounts are shown, funding will be obligated before or at the time of order issuance. It is understood and agreed that the Government has no obligation under this contract to issue any orders hereunder.

(b)  Specification/Description of Work.  The applicable document, specification
     ---------------------------------
or the description of the work is set forth below. To the extent any inconsistency exists between any document, specification or description referred to below and the schedule, the Schedule shall control.

     Item 0009 - The Contractor shall perform necessary engineering and
     ---------
     industrial services in support of the design and construction of LSD 52.

(c)  Ordering Period and Terminal Date for Deliveries or Performance.  Contract
     ---------------------------------------------------------------
modifications for supplies or services listed under Item 0009 may be issued during the period covered by this contract at any time prior to expiration of the guaranty period set forth in the contract clause entitled "GUARANTY PERIOD." Contract modifications for supplies or services listed under Item 0009 shall provide that deliveries or performance shall be completed not later than the expiration of the guaranty period set forth in the contract clause entitled "GUARANTY PERIOD."

(d)  Priced Orders.  Except as otherwise provided in paragraph (e) below, the
     -------------
Contracting Officer will issue a supplemental agreement to this contract when supplies or services are to be furnished by the Contractor. Such supplemental agreement shall set forth the firm fixed price and be otherwise fully definitive at the time of issuance and shall be signed by the Contractor and the ACO. Orders issued pursuant to this clause shall not be subject to the provisions of the clauses of this contract entitled "INCENTIVE PRICE REVISION (FIRM

TARGET)," "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)'"  "PRICE

ADJUSTMENT FOR CHANGES IN FEDERAL LAW," or "COMPENSATION."

(e)  Undefinitized Orders.  Whenever the Contracting Officer determines that
     --------------------
urgent demands or requirements prevent the issuance of a priced order, he or she may issue an undefinitized order. Such orders may be unilateral or bilateral and shall establish a limitation on Government liability, a ceiling price, and a schedule for definitization, as described in subparagraph (g) below. Upon request, the Contractor shall submit a ceiling price proposal before the undefinitized order is issued. The ceiling price shall be the maximum price at which the order may be definitized. The Contractor shall begin performing the undefinitized order upon receipt, except as provided in paragraph (f) below. A clause substantially the same as the clause entitled "CONTRACT DEFINITIZATION," FAR 52.216-25, shall be included in any undefinitized order.

(f)  Unilateral Undefinitized Orders. (1) For a unilateral undefinitized order,
     -------------------------------
the Contractor shall within ten calendar days of receipt of the order notify the Contracting Officer in writing if it takes exception to the ceiling price and/or the delivery schedule set forth therein and shall propose a revised ceiling price or revised delivery schedule, or both. For such orders to which the Contractor takes no exception, the Contractor shall be obligated to perform just as if the order were a fully definitized order.

     (2) After receipt of the Contractor's proposal to establish a revised ceiling price and/or revised delivery schedule, the Contracting Officer shall:
(i) adjust the ceiling price and/or revise the delivery schedule; (ii) advise the Contractor that the ceiling price and/or delivery schedule set forth in the unilateral order will be adjusted in a different manner different from that proposed by the Contractor; or (iii) advise the Contractor that no adjustment will be made. In the event the Contracting Officer proceeds in accordance with either (ii) or (iii) above, the Contractor shall not be obligated to perform the order beyond the point at which it would be entitled to be compensated in an amount equal to the Government's limitation of liability contained in the unilateral order.

(g)  Definitization of Undefinitized Orders. (1) The Contractor agrees that
     --------------------------------------
following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the price and terms of a definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and (C) any other mutually agreeable clauses, terms and conditions. No later than sixty (60) days after the undefinitized order is issued, the Contractor agrees to submit a price proposal with sufficient data to support the accuracy and derivation of its price; and, when required by FAR, cost or pricing data, including SF 1411. If additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The price agreed upon shall be set forth in a bilateral modification to the order. In no event shall the agreed upon price exceed the ceiling price specified in the undefinitized order.

     (2) Each undefinitized order shall contain a definitization schedule which shall include a target date for definitization and dates for submission of a proposal, beginning of negotiations and, if appropriate, submission of make-or-buy and subcontracting plans and cost or pricing data. The schedule shall provide for definitization of the order by the earlier of:

          (i) the target date, which shall be not more than 180 days after the issuance of the undefinitized order. However, the target date may be extended by the Contracting Officer until up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or

          (ii) the date on which the amount of funds expended by the Contractor under the undefinitized order equals fifty (50%) percent of the ceiling price set forth in the order, except as provided in subparagraph (h)(3) below.

     (3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (g)(2)(i) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a superseding unilateral order to that effect. Such superseding unilateral order shall be subject to Contractor appeal in accordance the clause of this contract entitled "DISPUTES," FAR 52.233-1. However; in any event, the Contractor shall proceed with completion of said order, subject to the clause entitled "LIMITATION OF GOVERNMENT LIABILITY," FAR 52.216-24.

(h)  Limitation of Government Liability. (1) Each undefinitized order shall set
     ----------------------------------
forth the Government's limitation of liability which shall be the maximum amount the Government shall be obligated to pay the Contractor for performance of an order unless and until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of liability set forth in the order. If such expenditures are made, or if such obligations are incurred, they will be at the Contractor's sole risk and expense. Further, the limitation of liability shall be the maximum amount the Government will be obligated to pay the Contractor if the order is terminated. The clause entitled "LIMITATION OF GOVERNMENT LIABILITY," FAR 52.216-24, shall be included in any undefinitized order.

     (2) Except as provided in subparagraph (h)(3) below,, the limitation of the Government's liability shall not exceed fifty per cent (50%) of the coiling price of an undefinitized order.

     (3) If the Contractor submits a qualifying proposal, as defined in DFARS 217.7401, to definitize the order, the Contracting Officer may, in his sole discretion, increase the Government's limitation of liability to seventy-five per cent (75%) of the ceiling price or seventy-five percent (75%) of the price proposed by the Contractor, whichever is less.

     (4) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs the Contractor expects to incur in performing the undefinitized order during the next 60 days, when added to all costs previously incurred in performance of said order, will exceed the limitation of Government liability. As part of such notification, the Contractor shall provide the Contracting Officer a revised estimate of the total cost of performing the order and shall propose an appropriate increase in the limitation of Government liability. Within thirty (30) days of receipt of such notice, the Contracting Officer will either (i) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall
                                    --------
the Contractor be obligated to proceed with work on the undefinitized order beyond the point where its costs incurred plus a reasonable profit thereon equal the limitation of Government liability, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to establishment of firm prices.

(i)  Segregation of Costs.  The Contractor shall segregate the costs of
     --------------------
performance of each undefinitized order from the cost of performance of any other work performed by the Contractor.

(j)  Ordering Activity. The office(s) designated below will determine appro-
     -----------------
priate requirements to be set forth in orders issued hereunder.

        Items                      Ordering Activities

        0008                       Administrative Contracting
        and 0009                   Officer or the cognizant
                                   Supervisor of Shipbuilding
                                   Conversion and Repair, USN

                                   Naval Sea Systems Command
                                   Code PMS 377G
                                   Washington, D.C.  20362


H-21  ORDER OF PRECEDENCE

     (a) The terms and conditions of this contract are as follows and constitute the entire agreement of the parties:



     PART I - SCHEDULE
     -----------------

   Supplies or Services and
    Prices/Costs                                           Section B
   Description/Specifications/Work
    Statement                                              Section C
   Packaging and Marking                                   Section D
   Inspection and Acceptance                               Section E
   Deliveries or Performance                               Section F
   Contract Administration Data                            Section G
   Special Contact Requirements                            Section H

     PART II - CONTRACT CLAUSES
     --------------------------

   Contract Clauses                                        Section I

     PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
     ------------------------------------------------------------

   List of Attachments                                     Section J


     (b) The rights and obligations of the parties to this contract shall be subject to and governed by the contract as enumerated above. In the event of any inconsistency in this contract, the inconsistency shall be resolved by giving precedence in the following order: (a) Schedule; (b) Contract Clauses;
(c) the Specifications; (d) exhibits and other Attachments, contained in Section J (excluding the specifications); and (e) Contract Guidance Drawings.

H-22  NOT USED


H-23  PERFORMANCE INCENTIVE

(A)   General
      -------

     (1) Under the provisions of this clause, the Contractor may earn a performance incentive as determined by an Incentive Evaluation Board established pursuant to paragraph (B) below.

     (2) It is recognized that the standards by which the Contractor's performance is to be gauged are not susceptible to precise definition; however, the general areas on which particular emphasis will be placed in evaluating Contractor's performance are set forth in paragraph (C) below.

     (3) The purpose of this Performance Incentive is to provide an additional incentive to the contractor for performance which should benefit the Navy. Accordingly, the parties recognize that this Performance Incentive is solely to reward special Contractor effort at and above acceptable performance.

(B)   Incentive Evaluation Board
      --------------------------

     The contractor shall be paid such incentive as may be determined to be appropriate by an Incentive Determining official (IDO) hereby designated as the Amphibious Warfare Program Manager (PMS377) based on recommendations of an Incentive Evaluation Board (IEB) consisting of no less than four of the following members (or designated alternates):

     (1)  Amphibious Warfare Program, Deputy Program Manager (PMS 377B),
          Chairman

     (2)  LSD 52 Acquisition Manager (PMS377G), Vice Chairman

     (3)  Amphibious Warfare Program Business Manager (PMS 377E)

     (4)  Amphibious Warfare Program Systems Acquisition Director (PMS 3771)

     (5)  Amphibious Warfare Program Operations Director (PMS 3773)

     (6)  LSD 52 Procuring Contracting Officer (SEA 02224)

     (7)  LSD 52 Ship Design Manager (SEA 05D4)

     (8)  Supervisor of Shipbuilding

     (9)  Program Manager's Representative, Supervisor of Shipbuilding

     At the end of each performance period as set forth in this clause, the Incentive Determining Official shall, based on the recommendation of the Incentive Evaluation Board and any other pertinent information, determine the amount of performance incentive which will be paid to the Contractor for his work during the period under evaluation.

(C)    Evaluation Categories
       ---------------------

     The Contractor will be evaluated on his effectiveness in developing, implementing, and participating (as applicable) in the categories and factors listed below. Elements listed under factors are for guidance and evaluation of factors is not limited to the listed elements.

     (1)  Category I: Technical Performance

        (a)  Factor I.a.: Detail Design
             Thoroughness of Design Reviews
             Design Schedule Adherence
             Development of Purchase Specifications
             Development of Detail Design Drawings
             Implementation of Changes
             Design for Weight and KG Control

        (b)  Category I.b.: Construction
             Physical Progress Achievement
             Construction Schedule Adherence
             Ship Cleanliness, Preservation and Maintenance
             Rework Required
             Waterfront Care and Preservation
             Implementation of Changes
             Implementation of Corrosion Control Plan
             Construction Techniques to Achieve Wight and KG Control
                                    Implementation of Safety Program

        (c)  Factor I.c.: Test and Trials
             Development and Implementation of a Comprehensive Test Plan Readiness of Ship at Builder's Dock, Builder's Sea, and Acceptance Trials
             Readiness for Conduct of Equipment, System, and Ship Tests Correction of Test and Trial Deficiencies

        (d)  Factor I.d.: Quality Assurance
             Implementation of Quality Assurance Plan
             Shipbuilding Process Identification
             Effective Shipbuilding Process Improvement
             Quality Assurance Results

        (e) Factor I.e.: Integrated Logistics Support Provisioning Technical Documentation
             -Quality
             -Schedule Adherence
             Repair Part Delivery Timeliness
             Technical Manuals
             -Quality
             -Schedule Adherence
             ROMIS Implementation
             Access Control
             Training Program Implementation
             Fitting out Schedule
             Preventive Maintenance Program Implementation
             Logistic Support Analysis
             Standardization
             Logistic Readiness Review

        (f) Factor I.f.: Design and Engineering During Construction Engineering Support of Construction
             Engineering Support of Change Order Process
             Resolution of Technical Issues

     (2)  Category II: Management Systems and Information

        (a)  Factor II.a.: Management to Ensure Cost, Schedule and
             Technical Performance
             Implementation of Cost/Schedule Control Systems Shipbuilding Production Progress Conferences -Identification, Assessment, and Resolution of
             Problem Areas
             -Reports and Presentation of the Status of the Program

        (b)  Factor II.b.: Liaison
             Stability of Contractor Project Organization Responsiveness to Supervisor of Shipbuilding, Amphibious Warfare Program and NAVSEA representatives
             Interaction with and Responsiveness to other Prime Contractors with the Government

        (c)  Factor II.c.: Procurement Management
             Implementation of Procurement Plan

             Material Purchase Schedule Adherence
             Subcontractor Competition
             Implementation of Standardization Plan
             Support and Test Equipment Procurement

        (d) Factor II.d.: Configuration Control Configuration Management Plan Implementation Quality and Timeliness of ECP submittals ECP negotiations

        (e)  Factor II.e: Data Management
             Data Management Plan Implementation Quality and Timeliness of CDRL Item Submittals

     (3) The initial category weights will be provided in writing to the contractor within 10 calendar days after contract award. Said Category weights will remain in effect until changed, in writing, by the Contacting Officer. Subsequent weight changes, if any , will be provided in writing at least 10 calendar days prior to the commencement of the affected evaluation period.

     (4) Neither factors within categories, nor elements within factors, are assigned predetermined importance or weights, and their relative importance is at the discretion of the Incentive Evaluation Board Members and the Incentive Determining Official in making the evaluations and is expected to vary from period to period, depending upon scheduled and actual activities.

(D)    Incentive Determination and Reclama Procedures
       ----------------------------------------------

     The contractor shall furnish to the Incentive Evaluation Board a self-evaluation and such other information as may be reasonably required to assist the Board in evaluation of the Contractor's work in the above areas as follows:

     (1) Within fifteen (15) calendar days after the end of each evaluation period under this clause, the Contractor shall submit his assessment of performance during the evaluation period to the Incentive Evaluation Board Chairman, except that financial performance data for the last month of the period will be provided no later than 30 calendar days after the end of the period.

The contractor's self-evaluation shall include, for each factor of each category, by element:

     (I) A list of significant events scheduled for accomplishment prior to the start of the period, and events added to the schedule during the period.

     (II)  A list of significant events actually accomplished.

     (III) A list of significant events schedule, but not accomplished.

     (IV) A list of significant events scheduled for the next evaluation period.

     (V)   A summary of self-assessment.


     (2) Within 45 calendar days after the end of the evaluation period, the Incentive Evaluation Board (IEB) shall receive reports, oral and/or designated by the Chairman of the IEB. The IEB shall consider the reports of the Government monitors, and any other relevant data and shall arrive at a consensus recommended score for each category. The Contractor may be invited to have a senior representative present during reports by Government monitors, but not during IEB deliberation and voting.

     (3)   Within 5 calendar days of the IEB deliberations, the Chairman of the

           IEB shall advise the Incentive Determining Official of the IEB's recommended grades and incentive amounts, and summary rationale.


     (4) Within 10 calendar days following IEB recommendation, the Incentive Determining Official will provide the incentive determination in writing to the Contractor with a copy to the Contracting Officer setting forth the incentive determination, with summary rationale.

     (5) In the event that the Contractor concurs in the incentive determination in (4) above, the Incentive Determining Official's (IDO) determination shall be final.

     (6) The Contractor may, within 6 calendar days of receipt of the incentive determination, submit a request for reconsideration.

        (a) Any such request shall identify and explain specific facts that the Contractor believes should be considered and shall present all relevant performance, both negative and positive, for each category, factor and element which the Contractor believes merits a different evaluation.

        (b)  Any such request shall be submitted to the Incentive
Determining Official with simultaneous copies to the Contracting Officer and the Chairman of the Incentive Evaluation Board.

        (c) If a request for reconsideration is not received by the Contracting Officer within the above time period, it will be considered that the Contractor has concurred in the incentive determination in (4) above.

     (7) In the event that the contractor submits a timely request for reconsideration, the Incentive Determining Official shall provide to the Contracting Officer a final incentive determination within 10 calendar days of receipt of the Contractor's request.

     (8) Within 21 calendar days from receipt of final incentive determination, the Contracting Officer shall issue a unilateral modification to the contract to provide for the earned performance incentive.

(E)   Evaluation Periods
      ------------------

     Incentive Evaluation periods are as set forth below. Performance evaluations will commence not later than 45 calendar days following the end of each evaluation period.

                                                Evaluation Period
                                                -----------------
       lst Evaluation Period                    Contract Award - 18MAC*
       2nd Evaluation Period                    19MAC - 27MAC
       3rd Evaluation Period                    28MAC - 36MAC
       4th Evaluation Period                    37MAC - 45MAC
       5th Evaluation Period                    46MAC - Contract Completion

       * "MAC" means "months after contract award date." The specific date of the month shall be considered the last day of the month.

(F)  Performance Incentive
     ---------------------

     A performance incentive for LSD 52 shall be available on the following basis:

                                          Available        Earned
     Evaluation Period                 Incentive Pool   Incentive Pool
     -----------------                 --------------   --------------

    lst Evaluation  Period                 $  600,000
    2nd Evaluation  Period                 $  700,000
    3rd Evaluation  Period                 $  800,000
    4th Evaluation  Period                 $  900,000
    5th Evaluation  Period                 $1,000,000
                                           ----------
                                           $4,000,000


(G)    Performance Incentive Rating Table
       ----------------------------------

  Numerical
    Score       Adjective Rating           Adjective Definitions
    -----       ----------------           ---------------------

  86-100    Outstanding                    The Contractor's performance clearly
                                           exceeds acceptable by a substantial
                                           margin; although the Monitor can cite
                                           some areas for improvement, most of
                                           these minor.

  75-85     Excellent                      The Contractor's performance exceeds
                                           acceptable; there are areas for
                                           improvement, but these are offset
                                           by better performance in other
                                           areas.


  65-74     Good                           The Contractor's performance
                                           generally exceeds acceptable; areas
                                           for significant improvement are
                                           approximately offset by better
                                           performance in other areas.

  50-64     Acceptable                     The Contractor's performance is
                                           acceptable, and, although there
                                           are areas of good-or-better
                                           performance in other areas.

  0-49      Marginal                       The Contractor's performance is
            to unsatisfactory              less than acceptable; the Monitor can
                                           cite areas for improvement which are
                                           not offset by better performance
                                           areas.


       (1) For a numerical score of 75-100, the performance incentive earned by the Contractor for each evaluation period shall be calculated as follows:

Performance Incentive = Numerical Score  X   Performance
                        ---------------      Incentive Pool for that Period
                           100

       (2) For a numerical score of 50-74, the performance incentive earned by the Contractor for each evaluation period shall be calculated as follows:

Performance Incentive = Numerical Score - 50  X   Performance
                        --------------------      Incentive Pool
                                50                for that Period



     (3) A Performance Incentive shall not be paid to the contractor for any evaluation period for which the numerical score is less than 50.

(H)    Final Decision
       --------------

     The Contractor agrees that decisions of the Incentive Determining Official with respect to the amount of performance incentive to be paid hereunder shall be final and conclusive and shall not be subject to the "DISPUTES" clause for this contract, nor shall the Contractor be entitled to submit a claim regarding any such decisions under the Contract Disputes Act of 1978 (P.L. 95-563).

H-24  REPAIR PARTS, TOOLING AND EQUIPMENT

a. Inasmuch as the approved load COSAL for LSD 52 is not currently available, funding is specified in Item 0007 for on-board spares, repair parts, equipage, special tools, loose hardware, and support and test equipments to be furnished by the Contractor for the ship. The Contractor shall notify the Supervisor upon 50% expenditure for CLIN 0007 and the Contractor shall not expend a sum greater than that indicated unless such amount is changed in writing by the Contracting Officer. The amount specified is solely for hardware, initial packaging and shipping costs and does not cover costs associated with material identification, procurement, handling, storage, binning placing aboard ship accounting and other efforts described in the Ship Specifications. These latter costs are included in the Target Cost of the applicable ship.

b. Within four months after receipt of the load COSAL for each ship, or at such time mutually agreed to by the parties, the Contractor shall submit to the Supervisor his proposal for establishment of definitive firm fixed price based on Government provided lists of on-board spares, repair parts, equipage, special tools, loose hardware and support and test equipment to be provided by the Contractor. A supplemental agreement shall be issued upon the coinclusion of negotiations. On-board spares, repair parts, equipage, special tools, loose hardware, and support and test equipment specifically identified in the Ship Specifications are excluded from both the provisions of this clause and the funding specified in Item 0007.

H-25 PROVISION OF ENGINEERING SERVICES

Funds in the amount of $250,000 are allotted for the performance of special studies, analyses and reviews, as described in Item 0008, that may be requested, in writing, by the Supervisor. The Contractor shall maintain records of such services and associated costs and upon eighty percent(80%) depletion of the above amount shall notify the Contracting Officer in writing. The amount available for such services may be adjusted in accordance with the clause of the contract entitled "CHANGES-FIXED PRICE".

                         PART II - CONTRACT CLAUSES

SECTION I-1 - FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.202-1                DEFINITIONS (SEP 1991)

52.203-1                OFFICIALS NOT TO BENEFIT (APR 1984)

52.203-3                GRATUITIES (APR 1984)

52.203-5                COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-6                RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                        (JUL 1985)

52.203-7                ANTI-KICKBACK PROCEDURES (OCT 1988)

52.203-10               PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                        ACTIVITY (SEP 1990) (Applies if this contract or modification exceeds $25,000.)

52.203-12               LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                        TRANSACTIONS (JAN 1990) (Applies if this contract exceeds $100,000.)

52.203-13               PROCUREMENT INTEGRITY--SERVICE CONTRACTING (SEP 1990)
                        (Applies if this contract or BOA require Contractor employees to act as Government Procurement Officials.)

52.204-2 SECURITY REQUIREMENTS (APR 1984) (Applies if this is a classified acquisition or contract.)

52.208-1                REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS
                        (APR 1984)

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.209-6                PROTECTING THE GOVERNMENT'S INTEREST WHEN
                        SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (NOV 1992) (Applies if this contract exceeds $25,000.)

52.210-5                NEW MATERIAL (APR 1984)

52.210-7 USED OR RECONDITIONED MATERIAL, RESIDUAL INVENTORY, AND FORMER GOVERNMENT SURPLUS PROPERTY (APR 1984)

52.212-8                DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP
                        1990)

52.212-13               STOP-WORK ORDER (AUG 1989)

52.212-15               GOVERNMENT DELAY OF WORK (APR 1984)

52.215-1                EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (APR
                        1984)

52.215-2                AUDIT--NEGOTIATION (DEC 1989)

52.215-22               PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
                        (JAN 1991) (Applies to all negotiated contracts and subcontracts which exceed $500,000 whenever cost or pricing data will be required from the contractor or a subcontractor.)

52.215-23               PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--
                        MODIFICATIONS (DEC 1991) (Applies to all negotiated contracts and subcontracts which exceed $500,000 whenever cost or pricing data will be required from the contractor or a subcontractor for pricing contract modifications and the clause at FAR 52.215-22 has not been used.)

52.215-24               SUBCONTRACTOR COST OR PRICING DATA (DEC 1991) (Applies
                        to all subcontracts which exceed $500,000 whenever the clause at FAR 52.215-22 applies.)

52.215-25               SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS (Dec
                        1991) (Applies to all subcontracts which exceed
                        $500,000 whenever the clause at FAR 52.215-23 applies.)

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.215-26               INTEGRITY OF UNIT PRICES (APR 1991) AND ALTERNATE I
and Alt I               (APR 1991) (Applies if this contract was awarded
                        without using full and open competition.)

52.215-27               TERMINATION OF DEFINED BENEFIT PENSION PLANS (SEP
                        1989)

52.215-30               FACILITIES CAPITAL COST OF MONEY (SEP 1987)

52.215-33               ORDER OF PRECEDENCE (JAN 1986)

52.215-39               REVERSION OF ADJUSTMENT OF PLANS FOR POST-RETIREMENT
                        BENEFITS OTHER THAN PENSIONS (PRB) (JUL 1991)

52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED BUSINESS CONCERNS (FEB 1990) (Applies except as otherwise prescribed in FAR 19.708(a).)

52.219-9 SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN (JAN 1991) (Applies in addition to the FAR 52.219-8 clause if this contract exceeds $500,000 and has subcontracting possibilities.)

52.219-13               UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES (AUG 1986)

52.219-16               LIQUIDATED DAMAGES--SMALL BUSINESS SUBCONTRACTING
                        PLAN (AUG 1989) (Applies in addition to the FAR
                        52.219-9 clause.)

52.220-3 UTILIZATION OF LABOR SURPLUS AREA CONCERNS (APR 1984) (Applies except as otherwise prescribed in FAR 20.302(a).)

52.220-4 LABOR SURPLUS AREA SUBCONTRACTING PROGRAM (APR 1984) (Applies in addition to the FAR 52.220-3 clause if the contract exceeds $500,000 and has subcontracting possibilities.)

52.222-1                NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)


52.222-3                CONVICT LABOR (APR 1984)

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME COMPENSATION (MAR 1986)

52.222-18               NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF
                        UNION DUES OR FEES (MAY 1992) (Applies if this contract exceeds $25,000.)

52.222-20               WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)

52.222-26               EQUAL OPPORTUNITY (APR 1984)

52.222-28               EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS
                        (APR 1984) (Applies if this contract is $1,000,000 or more.) (As used in the foregoing clause, the term
                        "Contracting Officer" shall be deemed to mean the "Administrative Contracting Officer (ACO)".)

52.222-35               AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM
                        ERA VETERANS (APR 1984)

52.222-36               AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

52.222-37               EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
                        VETERANS OF THE VIETNAM ERA (JAN 1988) (Applies in addition to the FAR 52.222-35 clause.)

52.223-2                CLEAN AIR AND WATER (APR 1984)

52.223-6                DRUG-FREE WORKPLACE (JUL 1990)

52.225-10               DUTY-FEE ENTRY (APR 1984) (Applies if this contract
                        exceeds $100,000 or is subject to the Trade Agreements
                        Act.)

52.225-11               RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)

52.226-1 UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC ENTERPRISES (AUG 1991) (Applies in addition to the FAR 52.219-9 clause.)

52.227-1 AUTHORIZATION AND CONSENT (APR 1984) (Applies except as otherwise prescribed in FAR 27.201-2(a).)

52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (APR 1984)

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.227-10               FILING OF PATENT APPLICATIONS--CLASSIFIED SUBJECT
                        MATTER (APR 1984) (Applies if this is a classified acquisition or contract.)

52.229-3 FEDERAL, STATE, AND LOCAL TAXES (JAN 1991) (Applies if this contract was awarded based on competition.)

52.230-2 COST ACCOUNTING STANDARDS (AUG 1992) (Applies except as otherwise prescribed in FAR 30.201-1 and 30.201-2.)

52.230-3 DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (AUG 1992) (Applies except as otherwise prescribed in FAR 30.201-2.)

52.230-5 ADMINISTRATION OF COST ACCOUNTING STANDARDS (AUG 1992) (Applies when either the FAR 52.230-2 or 52.230-3 clause is included in the contract.)

52.232-1                PAYMENTS (APR 1984)

52.232-8                DISCOUNTS FOR PROMPT PAYMENT (APR 1989)

52.232-9                LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

52.232-11               EXTRAS (APR 1984)

52.232-16               PROGRESS PAYMENTS (JUL 1991) (Applies if the
                        Contractor is other than a Small Business Concern.)
                        (applicable to Items 0003, 0005 and 0010)

52.232-16               PROGRESS PAYMENTS (JUL 1991) AND ALTERNATE I (AUG
and Alt I               1987) (Applies if the Contractor is a Small Business
                        Concern.) (applicable to Items 0003, 0005 and 0010)

52.232-17               INTEREST (JAN 1991)

52.232-23               ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I
and Alt I               (APR 1984)

52.232-25               PROMPT PAYMENT (SEP 1992)

52.233-1                DISPUTES (DEC 1991)

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.233-1 DISPUTES (DEC 1991) AND ALTERNATE I (DEC 1991) (Applies if this contract is for aircraft; spacecraft and launch vehicles; naval vessels; missile systems; tracked combat vehicles; or related electronic systems.)

52.233-3                PROTEST AFTER AWARD (AUG 1989)

52.242-1                NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-10               F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID
                        POSTAGE (APR 1984)

52.242-11               F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR INDICIA
                        MAIL (APR 1984) (Applies if supplies under this contract are to be delivered f.o.b. origin.)

52.242-12               REPORT OF SHIPMENT (REPSHIP) (DEC 1989) (Applies if
                        carload or truckload shipments under this contract will be made to DoD activities.)

52.242-13               BANKRUPTCY (APR 1991)

52.243-1 CHANGES--FIXED PRICE (AUG 1987) (Applies if this contract is for supplies.)

52.243-1                CHANGES--FIXED PRICE (AUG 1987) AND ALTERNATE II (APR
and Alt II              1984) (Applies if this contract is for supplies and
                        services.)

52.243-6                CHANGE ORDER ACCOUNTING (APR 1984)

52.244-1                SUBCONTRACTS (FIXED-PRICE CONTRACTS) (APR 1991)

52.244-5 COMPETITION IN SUBCONTRACTING (APR 1984) (Applies if this contract exceeding $25,000 and is not a firm fixed price contract awarded on the basis of adequate price competition.)

52.246-2                INSPECTION OF SUPPLIES--FIXED PRICE (JUL 1985) AND
and Alt I               ALTERNATE I (JUL 1985)
                        (applicable to Items 0005 and 0007)

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.246-4                INSPECTION OF SERVICES--FIXED PRICE (FEB 1992)

52.246-16               RESPONSIBILITY FOR SUPPLIES (APR 1984)

52.246-23               LIMITATION OF LIABILITY (APR 1984) (Applies if this
                        contract exceeds $25,000 and requires delivery of end items that are not high-value items.)

52.246-24               LIMITATION OF LIABILITY--HIGH VALUE ITEMS (APR 1984)
                        (Applies if this contract exceeds $25,000 and requires delivery of high-value end items.)

52.246-25               LIMITATION OF LIABILITY--SERVICES (APR 1984) (Applies
                        if this contract exceeds $25,000 and requires performance of services.)

52.247-29               F.O.B. ORIGIN (JUN 1988) (Applies if supplies under
                        this contract are to be delivered f.o.b. origin.)

52.247-34               F.O.B. DESTINATION (NOV 1991) (Applies if supplies
                        under this contract are to be delivered f.o.b.
                        destination.)

52.246-48               F.O.B. DESTINATION--EVIDENCE OF SHIPMENT (APR 1984)
                        (Applies if supplies under this contract are to be accepted at origin but delivered at destination.)

52.247-52               CLEARANCE AND DOCUMENTATION REQUIREMENTS--SHIPMENTS
                        TO DOD AIR OR WATER TERMINAL TRANSSHIPMENT POINTS (APR
                        1984)


52.246-54               DIVERSION OF SHIPMENT UNDER F.O.B. DESTINATION
                        CONTRACTS (MAR 1989) (Applies if supplies under this contract are to be delivered f.o.b. destination.)


52.247-58               LOADING, BLOCKING AND BRACING OF FREIGHT CAR SHIPMENTS
                        (APR 1984)

52.247-61               F.O.B. ORIGIN--MINIMUM SIZE OF SHIPMENTS (APR 1984)
                        (Applies if supplies are under this contract are to be delivered f.o.b. origin.)

52.246-65               F.O.B. ORIGIN, PREPAID FREIGHT--SMALL PACKAGE SHIPMENTS
                        (JAN 1991) (Applies if f.o.b. shipments are to be made under this contract.)

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.248-1 VALUE ENGINEERING (MAR 1989) (Applies if this contract equals or exceeds $100,000.)

52.249-2                TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED
                        PRICE) (APR 1984) (Applies if this contract exceeds
                        $100,000.)

52.249-8                DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)  (APR 1984)

52.253-1                COMPUTER GENERATED FORMS (JAN 1991)

                            Updated to FAC 90-13
- --------------------------------------------------------------------------------

II.  DOD FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

FAR SUPPLEMENT
SOURCE                  TITLE AND DATE
- --------------          --------------

252.203-7000            STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER
                        DEPARTMENT OF DEFENSE EMPLOYEES (DEC 1991)
                        (Applies if this contract exceeds $100,000.)

252.203-7001            SPECIAL PROHIBITION ON EMPLOYMENT (DEC 1991)

252.203-7002            DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
                        (Applies if this contract exceeds $5,000,000 and will not be performed in a foreign country.)

252.203-7003            PROHIBITION AGAINST RETALIATORY PERSONNEL ACTIONS
                        (APR 1992) (Applies if this contract exceeds
                        $500,000 and is not for commercial items.)

252.204-7003            CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR
                        1992)

252.205-7000            PROVISION OF INFORMATION TO COOPERATIVE AGREEMNET
                        HOLDERS (DEC 1991) (Applies if this contract exceeds $500,000.)

252.209-7000            ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE
                        INSPECTION UNDER THE INTERMEDIATE-
                        RANGE NUCLEAR FORCES (INF) TREATY (DEC 1991)
                        (Applies if this contract exceeds $25,000 and is not for commercial or commercial type products.)

252.210-7003            ACQUISITION STREAMLINING (DEC 1991)

252.215-7000            PRICING ADJUSTMENTS (DEC 1991)

252.215-7001            AVAILABILITY OF CONTRACTOR RECORDS (DEC 1991)
                        (Applies if this contract requires the submission of certified cost or pricing data and is for the manufacture of end items for a major defense acquisition program as defined in 10 U.S.C.
                        2432a.)

252.215-7002            COST ESTIMATING SYSTEM REQUIREMENTS (DEC 1991)
                        (Applies if this contract was awarded on the basis of certified cost or pricing data.)

                                                              N00024-94-C-2200

FAR
SOURCE                  TITLE AND DATE
- ------                  --------------

52.2-

FAR SUPPLEMENT
SOURCE                  TITLE AND DATE
- --------------          --------------

252.225-7017            PREFERENCE FOR UNITED STATES AND CANADIAN VALVES
                        AND MACHINE TOOLS (APR 1992) (Applies if this contract
                        is for valves or machine tools.)

252.225-7022            RESTRICTION ON ACQUISITION OF POLYACRYL-ONITRILE
                        (PAN) BASED CARBON FIBER (DEC 1991) (Applies if this
                        contract is for a major system acquisition program
                        not yet in production.)

252.225-7023            RESTRICTION ON ACQUISITION OF CARBONYL IRON POWDERS
                        (APR 1992) (Applies if this contract was awarded before
                        January 1, 1993.)

252.225-7025            FOREIGN SOURCE RESTRICTIONS (DEC 1991) (Applies except
                        as otherwise prescribed in DFARS 225.7105.)

252.225-7026            REPORTING OF OVERSEAS SUBCONTRACTS (DEC 1991) (Applies
                        if this contract is for other than commercial items
                        over $500,000 at time of award and over $500,000
                        subsequent to award if a modification increases the
                        amount of the contract to more than $500,000.)

252.225-7028            EXCLUSIONARY POLICIES AND PRACTICES OF FOREIGN
                        GOVERNMENTS (DEC 1991) (Applies if this contract is
                        for the purchase of goods and services for IMET or FMS.)

252.225-7029            RESTRICTION ON THE ACQUISITION OF AIR CIRCUIT BREAKERS
                        (DEC 1991)

252.225-7031            SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)  (Applies if
                        this contract exceeds $25,000.)

252.227-7013            RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE (OCT
                        1988)

252.227-7018            RESTRICTIVE MARKINGS ON TECHNICAL DATA (OCT 1988)

252.227-7029            IDENTIFICATION OF TECHNICAL DATA (APR 1988)

252.227-7030            TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT 1988)

252.227-7031            DATA REQUIREMENTS (OCT 1988)



FAR SUPPLEMENT
SOURCE                  TITLE AND DATE
- ------                  --------------

252.227-7036            CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

252.227-7037            VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA
                        (APR 1988)

252.231-7000            SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.232-7004            DOD PROGRESS PAYMENTS RATES (DEC 1991)

252.232-7006            REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON
                        FINDING OR FRAUD (AUG 1992)

252.233-7000            CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR
                        RELIEF (DEC 1991)

252.234-7001            COST/SCHEDULE CONTROL SYSTEMS (DEC 1991)

252.242-7003            POSTAWARD CONFERENCE (DEC 1991)

252.242-7003            APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION
                        /INSTRUCTIONS (DEC 1991) (Applies in addition to the
                        FAR 52.242-10 clause.)

252.242-7004            MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (DEC 1991)
                        (Applies if this contract provides progress payments,
                        unless it is set aside exclusively for a small
                        business or small disadvantaged business concern.)

252.243-7001            PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

252.249-7001            NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT
                        (DEC 1991)

                            Updated to DAC 91-3
- --------------------------------------------------------------------------------

SECTION I-2 ADDITIONAL CONTRACT CLAUSES


FAR 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)

(a)    Definitions. The definitions set forth in FAR 3.104-4 are hereby
       -----------
incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c)  Certification.  As required in paragraph (b) of this clause, the officer or
     -------------
employee responsible for the modification proposal shall execute the following certification:

CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)
- -------------------------------------------------------------

     (1)  I,____________________________________  (Name of  certifier),  am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief,, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27 (a),
(b) I (d) , or (f ) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423) , (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement _________________________ _____ (Contract and modification number).

      (2) As required by subsection 2 7 (e) (1) (B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent,representative, and consultant of ______________________________________
___ (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27 (a),
(b) , (d) , or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

      (3)  Violations or possible violations: Continue on plain bond paper if
                                              -------------------------------
necessary and label Certificate of Procurement Integrity--Modification
- ----------------------------------------------------------------------
Continuation Sheet), ENTER NONE IF NONE EXISTS)
- --------------------

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
(Signature of the officer or employee responsible for the modification proposal and date)

- -------------------------------------------------------------------------------
(Typed name of the officer or employee responsible for the modification proposal)

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                           (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or,, for an agency,, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

*Subsections 27(a), (b), and (c) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

FAR 52.212-9 VARIATION IN QUANTITY (APR 1984)

(a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b)  The permissible variation shall be limited to:
     Zero percent increase
     ----
     Zero percent decrease
     ----

This increase or decrease shall apply to Zero
                                         ----
FAR 52.216-16 INCENTIVE PRICE REVISION--FIRM TARGET (FI) (APR 1984) (DEVIATION 89-915 - 29 JUN 1989)

(a)  General.  The supplies or services identified in Sections B and C are
     -------
subject to price revision in accordance with the provisions of this clause; provided, that in no event shall the total final price of such items exceed the
- --------
total ceiling price as set forth in Section B of the contract. Any supplies or services which are to be ordered separately under, or otherwise added to, this contract, and which are to be subject to price revision in accordance with the provisions of this clause, shall be identified as such in a modification to this contract.

(b)  Definition of Cost.  For the purposes of this contract, "cost" or "costs"
     ------------------
means allowable cost in accordance with Part 31 of the Federal Acquisition Regulation (FAR) and Part 231 of the Department of Defense FAR Supplement (DFARS) as in effect on the date of this contract.

(c)  Submission of Data.  'Within thirty (30) days after the end of the month in
     ------------------
which the Contractor has delivered the last unit of supplies and completed the services called for by those items referred to in paragraph (a) above, the Contractor shall submit, on Standard Form (SF) 1411 or other form as the Contracting Officer may require, (i) a detailed statement of all costs incurred up to the end of that month in performing all work under such items, (ii) an estimate of costs of such further performance, if any, as may be necessary to complete performance of all work with respect to such items, and (iii) a list identifying to the extent practicable residual inventory and the estimated value thereof. The detailed statement of all costs incurred shall be decreased by the net increase in compensation adjustments established in accordance with the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause or shall be increased by the net decrease in such compensation adjustments, as the case may be.

(d)  Price Revision.  Upon submission of the data required by paragraph (c)
     --------------
above, the Contractor and the Contracting officer shall promptly establish the total final price in accordance with the following:

     (1) on the basis of the information required by paraqraph (c) above, together with any other pertinent information, there shall be established by negotiation the total final cost incurred or to be incurred for the supplies delivered (or services performed) and accepted by the Government, which are subject to price revision under this clause. The total final negotiated cost so established shall include costs incurred or to be incurred for all supplies delivered (or services performed) and accepted by the Government which are subject to price revision, notwithstanding any provisions contained in the specifications or other documents incorporated in this contract by reference or in the Schedule or Contract Clauses hereof designating services to be performed or materials to be furnished by the Contractor at his expense, or without cost to the Government, or with costs to be borne by the Contractor; provided, however, that after the total final price has been established in
- --------  -------
accordance with this clause, such services shall be performed and such materials shall be furnished at no increase in said total final price. The amounts determined in accordance with the following contract provisions shall not be considered costs incurred or to be incurred for the purpose of negotiating the total final cost or establishing the total final price in accordance with this clause.

     (i)   The "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause.

     (ii) Any other provision of this contract which provides for an amount to be reimbursed or paid to the Contractor by the Government or to be refunded or paid by the Contractor to,the Government, other than through an adjustment of the contract price, including the following:

       (A) Paragraphs (b), (c), and (e) of the clause of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS".

       (B)  The clause of this contract entitled "ADDITIONAL INSURANCE
PROVISIONS".

       (C) The clause of this contract entitled "Indemnification under Public Law 85-804 (FAR 52.250-1)" [If authorized for and incorporated into this contract).

     (2) The total final price shall be established by adjusting the total final negotiated cost by an amount for profit or loss determined as follows:

WHEN THE TOTAL FINAL                     THE AMOUNT FOR PROFIT
NEGOTIATED COST IS:                      OR LOSS IS:

Equal to the total target cost------Total target profit.

Greater than the total target cost--Total target profit lest fifty (50) percent
                                                             ----------
of the amount by which the total final negotiated cost exceeds the total target cost.

Less than the total target cost-----Total target profit plus fifty (50)
                                                             ---------
percent of the amount by which the total final negotiated cost is less than the total target cost.

     (3)  The total final price of the items referred to in paragraph
(a) above shall be evidenced by a modification to this contract signed by the Contractor and the Contracting Officer. such price shall not be subject to revision notwithstanding any changes in the cost of performing the contract, with the following exceptions:

      (i) insofar as the parties may agree in writing, prior to the determination of the total final price, (A) to exclude any specific elements of cost from the total final price and (B) to a procedure to provide subsequent disposition of such elements; and

      (ii) to the extent any adjustment or credit is explicitly permitted or required by this or any other clause of this contract.

(e)  Subcontracts.  No subcontract placed under this contract shall provide for
     ------------
payment on a cost-plus-a-percentage-of-cost basis.

(f)   Disagreements. If the Contractor and the Contracting officer fail to agree
      -------------
upon the total final price within sixty (60) days after the date on which the data required by (c) above are to be submitted, or within such further time as may be specified by the Contracting Officer, such failure to agree shall be deemed to be a dispute within the meaning of the "DISPUTES" clause of this contract and the Contracting Officer shall promptly issue a decision thereunder.

(g)  Termination.     If this contract is terminated prior to establishment of
     -----------
the total final price, prices of supplies or services subject to price revision under this clause shall be established pursuant to this clause for (i) completed supplies accepted by the Government and services performed and accepted by the Government, and (ii) in the event of a partial termination, supplies and services which are not terminated. The termination shall be otherwise accomplished pursuant to other applicable clauses of this contract.

(h)  Equitable Adjustment Under Other-Clauses.  If an equitable adjustment in
     ----------------------------------------
the contract price is made under any other clause of this contract before the total final price is established, the adjustment shall be made in the total target cost and may be made in the ceiling price, the total target profit or both. If such an adjustment is made after the total final price is established, adjustment shall be made only in the total final price.

(i)  Exclusion From Target Price and Total Final Price.  Whenever any clause of
     -------------------------------------------------
this contract provides that the contract price does not or will not include an amount for a specific purpose, such provision shall mean that neither any target price nor the total final price includes or will include any amount for such purpose.

(j)  Separate Reimbursement.  The cost of performance of an obligation that any
     ----------------------
clause of this contract expressly provides is at Government expense shall not be included in any target price or in the total final price, but shall be reimbursed separately.

(k)  Taxes.  As used in the "FEDERAL, STATE, AND LOCAL TAXES" clause of this
     -----
contract or any other clause of this contract that provides for certain taxes or duties to be included in, or excluded from, the contract price, the term "contract price" includes the total target price, or if it has been established, the total final price. When a provision in such clause requires that the contract price be increased or decreased as a result of changes in the obligation of the Contractor to pay or bear the burden of certain taxes or duties, such increase or decrease shall be made in the total target price and, in the same amount, the ceiling price or, if it has been established, in the total final price, so as not to affect the Contractor's profit or loss on this contract.


FAR 52.245-2 GOVERNMENT PROPERTY (FIXED-PRICE  CONTRACTS)  (FT)  (DEC
1989)    (DEVIATION 89-915 - 29 JUN 1989)

(a)  Government-Furnished Property.  The Government shall deliver to the
     -----------------------------
Contractor, for use in connection with and under the terms of this contract, the property described as Government-furnished property in Attachment J-3, together with such related data and information as the Contractor may request and as may reasonably be required for the intended use of such property (hereinafter referred to as "Government-furnished property"). The delivery or performance dates for the supplies or services to be furnished by the Contractor under this contract are based upon the expectation that Government-furnished property suitable for use (except for such property furnished "as is") will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet such delivery or performance dates. In the event that Government-furnished property is not delivered to the Contractor by such time or times, the Contracting Officer shall, upon timely written request made by the Contractor, make a determination of the delay, if any, occasioned the Contractor thereby, and shall equitably adjust the delivery or performance dates or the contract price,, or both,, and any other contractual requirement affected by any such delay, in accordance with the procedures provided for in the clause of this contract entitled "CHANGES,!. Except for Government-furnished property furnished "as is," in the event the Government-furnished property in received by the contractor in a condition not suitable for the intended use the Contractor shall, upon receipt thereof, notify the Contracting Officer of such fact and, as directed by the Contracting Officer,, either (i) return such property at the Government expense or otherwise dispose of the property, or (ii) effect repairs or modifications.
Upon the completion of (i) or (ii) above, the Contracting Officer upon written request of the Contractor shall equitably adjust the delivery or performance dates or the contract price, or both, and any other contractual requirement affected by the rejection or disposition, or the repair or modification, in accordance with the procedures provided for in the clause of this contract entitled "CHANGES". The foregoing provisions for adjustment are exclusive and the Government shall not be liable to suit for breach of contract by reason of any delay in delivery of Government-furnished property or delivery of such property in a condition not suitable for its intended use.

(b)  Chances in Government-Furnished Property.
     ----------------------------------------

     (1) By notice in writing, the Contracting Officer may (i) decrease the property provided or to be provided by the Government under this contract, or
(ii) substitute other Government owned property for property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct with respect to the removal and shipping of property covered by such notice.

     (2) In the event of any decrease in or substitution of property pursuant to subparagraph (1) above, or any withdrawal of authority to use property provided under any other contract or lease, which property the Government had agreed in the Schedule to make available for the performance of this contract, the Contracting Officer, upon the written request of the Contractor (or, if the substitution of property causes a decrease in the cost of performance, on his own initiative), shall equitably adjust such contractual requirements as may be affected by the decrease, substitution, or withdrawal, in accordance with the procedures provided for in the "CHANGES" clause of this contract.

(c)  Title.  Title to all property furnished by the Government shall remain in
     -----
the Government. In order to define the obligations of the parties under this clause, title to each item of facilities, special test equipment, and special tooling (other than that subject to a "Special Tooling" clause) acquired by the Contractor for the Government pursuant to this contract shall pass to and vest in the Government when its use in the performance of this contract commences, or upon payment therefor by the Government, whichever is earlier whether or not title previously vested. All Government-furnished property,, together with all property acquired by the Contractor title to which vests in the Government under.this paragraph, is subject to the requirements of this clause and is hereinafter collectively referred to as "Government property." Title to Government property shall not be affected by the incorporation or attachment thereof to any property not owned by the Government, nor shall such Government property, or any part thereof, be or become a fixture or lose its identity as personalty by reason of affixation to any realty.

(d)  Property Administration.  The Contractor shall comply with the provisions
     -----------------------
of Part 45 Defense Federal Acquisition Regulations (DFAR), as in effect on the date of the contract, which is hereby incorporated by reference and made a part of this contract. Material to be furnished by the Government shall be ordered or returned by the Contractor, when required, in accordance with the "Manual for Military Standard Requisitioning and Issue Procedure (MILSTRIP) for Defense Contractors" (Appendix H, DFAR) as in effect on the date of this contract, which Manual is hereby incorporated by reference and made part of this contract.

(e)  Use of Government Property. The Government property shall, unless otherwise
     --------------------------
provided herein or approved by the Contracting Officer, be used only for the performance of this contract.

(f)  Utilization, Maintenance and Repair of Government Property.  The Contractor
     ----------------------------------------------------------
shall maintain and administer, in accordance with sound industrial practice, and in accordance with applicable provisions of Appendix B, a program for the utilization, maintenance, repair, protection, and preservation of Government property until disposed of by the Contractor in accordance with this clause. In the event that any damage occurs to Government property the risk of which has been assumed by the Government under this contract, the Government shall replace such items or the Contractor shall make such repair of the property as the Government directs; provided, however, that if the Contractor cannot effect such repair within the same time required, the Contractor shall dispose of such property in the manner directed by the Contracting Officer. The contract price includes no compensation to the Contractor for the performance of any repair or replacement for which the Government is responsible, and an equitable adjustment will be made in any contractual requirements affected by such repair or replacement of Government property made at the direction of the Government, in accordance with the procedures provided for in the "CHANGES" clause of this contract. Any repair or replacement for which the Contractor is responsible under the provisions of this contract shall be accomplished by the Contractor at his own experience.

(g)  Risk of Loss.  Unless otherwise provided in this contract, the Contractor
     ------------
assumes the risk of, and shall be responsible for, any loss or damage to Government property provided under this contract upon its delivery to him or upon passage of title thereto to the Government as provided in paragraph (c) hereof,, except for reasonable wear and tear and except to the extent that such property is consumed in the performance of this contract.

(h)  Access.  The Government, and any persons designated by it, shall at all
     ------
reasonable times have access to the premises wherein any Government property is located, for the purpose of inspecting the Government property.


(i)  Final Accounting and Disposition of Government Property.  Upon the
     --------------------------------------------------------
completion of this contract,, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property not consumed in the performance of this contract (including any resulting scrap) or not theretofore delivered to the Government, and shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property, as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the contract price or shall be paid in such other manner as the Contracting Officer may direct.

(j)  Restoration of Contractor's Premises and Abandonment.  Unless otherwise
     ----------------------------------------------------
provided herein, the Government:

     (i) may abandon any Government property in place, and thereupon all obligations of the Government regarding such abandoned property shall cease;

     (ii) has no obligation to the Contractor with regard to restoration or rehabilitation of the Contractor's premises, neither in case of abandonment (paragraph (j) (i) above), disposition on completion of need or of the contract (paragraph (i) above) , nor otherwise, except for restoration or rehabilitation costs which are properly included in an equitable adjustment under paragraph (b) above.

(k)  Communications.  All communications issued pursuant to this clause shall be
     --------------
in writing or in accordance with the "Manual for Military Standard Requisitioning and Issue Procedure (MILSTRIP) for Defense Contractors" (Appendix H, DFAR).

FAR 52.246-2 INSPECTION OF SUPPLIES--FIXED PRICE (FT) (JUL 1985)- ALTERNATE I (JUL 1985) (DEVIATION 89-915 - 29 JUN 1989) (applicable to CLINS 0003, 0007, 0008, 0009 and 0010)

(a) All "supplies" (which term when used throughout this clause includes without limitation raw materials, components, intermediate assemblies, and end products) shall be subject to inspection and test by the Government, to the extent practicable at all times and places including the period of manufacture or construction, and in any event prior to final acceptance of the vessel(s).

(b) Supplies rejected prior to Preliminary Acceptance as not conforming to this contract, and any Contractor responsible defects discovered during the guaranty period shall, at the election of the Department be replaced or corrected either by the Department or by the Contractor. The Department will, whenever practicable, afford the Contractor an opportunity to examine the defective supplies before they are replaced or corrected. Supplies or lots of supplies which have been rejected or required to be corrected shall be removed, if permitted or required by the Contracting officer, or corrected in place by and at the expense of the Contractor promptly after notice, and shall not thereafter be tendered for acceptance unless the former rejection or requirement of correction is disclosed. Prior to the establishment of the total final price, the cost of replacement or correction shall be considered as a cost incurred, or to be incurred, for the purpose of negotiating the total final negotiated cost under the "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (JUL 1985)
- - ALTERNATE I (JUL 1985) (DEVIATION 89-915 29 JUN 1989)" (FAR 52.216-16), if
applicable, clause of this contract. After the establishment of the total final price, all replacements or corrections made by the Contractor shall be accomplished at no increase in the total final price. If the Contractor fails either promptly to remove such supplies or lots of supplies which are required to be removed, or promptly to replace or correct such supplies or lots of supplies, the Government either

       (i) may by contract or otherwise replace or correct such supplies, and equitably reduce any target price, or, if it is established, the total final price of this contract; or

       (ii) may terminate this contract for default as provided in the clause of this contract entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)" (FAR 52.249-8). Unless the Contractor corrects or replaces such supplies within the required delivery schedule, the Contracting Officer may require the delivery of such supplies, and equitably reduce any target price or, if it is established, the total final price of this contract. Failure to agree to such equitable reduction shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

(c) The cost of any replacement or correction for which the Contractor is responsible shall be borne by the Contractor, except that the liability of the Contractor for the correction of defects discovered during the guaranty period (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall be limited as set forth in the requirement entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS". An increase in the contract price on account of any replacement or correction for which the Contractor is not responsible shall be determined pursuant to the requirement of this contract entitled "CHANGES".

(d) If any inspection or test is made by the Government on the premises of the contractor or a subcontractor, the Contractor, without additional charge,, shall provide all reasonable facilities and assistance for the safety and convenience of the Government inspectors in the performance of their duties. If Government inspection or test is made at a point other than the premises of the Contractor or a subcontractor, it shall be at the expense of the Government except as otherwise provided in the contract; provided, that in case of rejection the
                                    --------
Government shall not be liable for any reduction in value of samples used in connection with such inspection or test. All inspections and tests by the Government shall be performed in such a manner as not to unduly delay the work. The Government reserves the right to charge to the Contractor any additional cost of Government inspection and test when supplies are not ready at the time such inspection and test is required by the Contractor or when reinspection or retest is necessitated by prior rejection. Failure to inspect and accept or reject supplies shall neither relieve the Contractor from responsibility for such supplies as are not in accordance with the contract requirements nor impose liability on the Government therefor.

(e) The inspection and test by the Government of any supplies or lots thereof does not relieve the contractor from any responsibility regarding defects or other failures to meet the contract requirements which may be discovered prior to final acceptance. Final acceptance shall be conclusive except for latent defects, fraud or gross mistakes amounting to fraud.

(f) The Contractor shall provide and maintain an inspection system acceptable to the Government prior to start of construction and which shall be in effect at the start of each phase of the construction of each vessel. Records of all inspection work by the contractor shall be kept complete and available to the Government during the performance of this contract and for such longer period as may be specified elsewhere in this contract.

(g) The Commander, Naval Sea Systems Command shall determine the responsibility of the Contractor under this clause.

FAR 52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (FT) (APR 1984) (DEVIATION 89-915 - 29 June 1989)

Modify the clause as follows:

(a)  Wherever the word 'supplies' is used, it shall include 'vessels'.

(b)  At the end of paragraph (b), add the following:

     'In addition to its other remedies, the Government may, with respect to work terminated as permitted in this clause, proceed with the completion of the vessels and supplies at such plant or plants, including that of the Contractor, as may be designated by the Contracting Officer. If the vessels are to be completed at the Contractor's plant, the Government may use all tools, machinery, facilities and equipment of the Contractor determined by the Contracting Officer to be necessary for that purpose. If the cost to the Government of the vessels and supplies therefor so procured or completed (after adjusting such cost to exclude the effect of changes in the plans and specifications made subsequent to the date of termination) exceeds the price fixed for such vessels and supplies under this contract (after adjusting such price on account of changes in the plans and specifications made prior to the date of termination) the Contractor, or its surety, if any, shall be liable for such excess.'

(c) In the first sentence of paragraph (c), after the word 'costs', insert the phrase 'or other damages'.

(d) In the first sentence of paragraph (d), after the word 'title', insert the phrase '(insofar as not previously transferred)'."


FAR SUPP 2S5.215-7004  RECOUPMENT OF NONRECURRING COSTS (Aug 1992)

(a)  Definitions.
     -----------

     As used in this clause--

      (1)   Major defense equipment means any item of significant military
            -----------------------
equipment on the United States Munitions List that has a nonrecurring research, development, test, and evaluation cost of more than $50 million or a total production cost of more than $200 million, as determined in accordance with DoD Directive 2140.2. Recoupment of Nonrecurring Costs (NC) on Sales or Licensing of U.S. Items.

      (2)   Nonrecurring costs means "nonrecurring production costs" and
            ------------------
"nonrecurring research, development, test, and evaluation costs" as defined in DoD Directive 2140.2 and generally includes costs funded by a Department of Defense (DoD) RDT&B appropriation or onetime production costs, funded by a DoD procurement or other appropriation, such as preproduction engineering, rate and special tooling, special test equipment, production engineering, product improvement, destructive testing, and pilot model production, testing, and evaluation.

(b) The Contractor agrees to pay to the Government nonrecurring cost recoupment charges, determined in accordance with DoD Directive 2140.2 Recoupment of Nonrecurring Costs (NC) on Sales or Licensing of U.S. Items, in effect on the date this contract is executed by the Contracting Officer, when the Contractor or its subcontractor--

      (1) Sells to a non-U.S. Government purchaser for military use major defense equipment of the type developed or produced under this contract; or

      (2) Licenses others to produce for military purposes major defense equipment of the type developed or produced under this contract.

      No such payment will be required if payment is waived in accordance with DoD Directive 2140.2.

(c)  The Contractor shall--

      (1) Before entering into any sale, coproduction agreement, license to produce, technical assistance agreement, or other transfer or rental agreement for major defense equipment of the type developed or produced under this contract, contact the appropriate Department of Defense (DoD) focal point listed in section 215.7003 of the Defense Federal Acquisition Regulation Supplement to determine the recoupment charge applies to such equipment.

      (2) Within 30 days after entering into any sale or agreement of the type in paragraph (c) (1) of this clause, provide a notification to the appropriate DoD focal point to include--

          (i)  Brief description of the major defense equipment;
         (ii)  Name and address of the purchaser,
        (iii) Whether the equipment or technology is to be used for a non-military purpose;
         (iv)  Quantity;
          (v)  Delivery schedule;
         (vi) Identification of the U.S. Government export license, if applicable; and
        (vii)  Recoupment charges identified by the DoD focal point.

  (3) Within 30 days after delivery to or acceptance of the equipment by the purchaser, whichever comes first, pay the recoupment charges to the office specified by the DoD focal point.

  (4) Within 60 calendar days after the end of each calendar year in which payment of a recoupment charge was due, submit the following certification to the DoD focal point:

               Recoupment of Nonrecurring Costs Certification

  I hereby certify that, to the best of my knowledge and belief, all notifications required by the Recoupment of Nonrecurring Costs clause of contract ___________________ have been provided and are accurate, complete, and current as of the end of calendar year __________

Contractor
          ------------------------
Signature
          ------------------------
Title
       ---------------------------
Date
       ---------------------------

  (d) In the event of a sale of equipment subject to a recoupment charge, the Contractor agrees to relieve the Government of any and all loss or liability that might result from the use of Government data, tooling, test equipment, or facilities.

  (e) The Contractor shall include this clause, including this paragraph (e), in all subcontracts of $10 million or more.


NAPS 5252.243-9001  REQUIREMENTS FOR ADEQUATE SUPPORTING DATA AND
CERTIFICATION OF ANY CLAIM, REQUEST FOR EQUITABLE ADJUSTMENT, OR DEMAND FOR PAYMENT (NOV 1991)

(a) This contract is subject to 10 U.S.C. 2405; therefore, no price adjustment will be made under this contract for an amount set forth in a claim, request for equitable adjustment, or demand for payment (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than 18 months before the submission of the claim, request, or demand.

(b) A claim, request for equitable adjustment, or demand for payment is considered to be submitted on the date the contractor's submission is received by the contracting officer accompanied by adequate supporting data for the claim, request or demand, and the certification required by Section 6(c) (1) of the Contract Disputes Act, if the claim, request or demand is over $50,000.

(c) Adequate supporting data includes data which is adequate to apprise the contracting officer of the underlying facts and the theory upon which the contractor relies in support of its entitlement to a price adjustment. Adequate supporting data is that data which fulfills these purposes in accordance with the requirements of the Contract Disputes Act. A submission containing the following information will be deemed to have been submitted with adequate supporting data:

  (1) A narrative statement of the nature of the event(s), the time when the event(s) occurred (including the factual basis supporting the contractor's designation of the time the event(s) occurred), and the causal relationship between the event(s) and the impact on the cost of performance of the contract, including a description of how the event(s) affected scheduled performance;

  (2) A description of the relevant effort the contractor was required to perform in the absence of the event(s);

  (3) A description of the relevant effort the contractor was actually required or will be required to perform;

  (4)   A description of components, equipment, and other property involved;

  (5) A cost breakdown of the additional effort by element in accordance with the contractor's normal procedures for pricing of changes;

  (6) A description of all property which will no longer be needed by the contractor;

  (7)   A description of any delay caused by the event(s);

  (8)   A description of any disruption caused by the event(s).

(d) Certification of the claim, request for equitable adjustment, or demand for payment is required if the requested price adjustment is over $50,000. The certification requirements are those set forth in the CDA and implementing regulations.

(e) For the purpose of this clause, the following terms have the meanings set forth below.

  (1) "Claim" means a written demand or written assertion by the contractor seeking, as a matter of right, a price adjustment under the contract. The theory upon which the contractor seeks the price adjustment does not determine whether a particular matter is a claim. The term includes a submission asserting any theory supporting a price adjustment, including but not limited to constructive change, breach of contract or mistake, which, if valid, would result in contractor entitlement to a price adjustment. A voucher, invoice or other routine request for payment that is not in dispute when submitted is not a claim. A claim does not include a request for equitable adjustment or demand for payment, as defined below.

  (2) "Demand for payment" means a written demand for payment, the granting of which results in a price adjustment under the contract. A demand for payment does not include a routine request for payment in accordance with the payment terms of the contract.

  (3) "Events" means the Government action(s), Government inaction(s), Government conduct, or occurrence(s) which give rise to the contractor's claim, request for equitable adjustment, or demand for payment. The term events does not require the incurrence of costs and/or performance of additional work resulting from the action(s), inaction(s), conduct or occurrence(s) except where a contractor's commencement of the correction of defective GFI/GFP constitutes the final occurrence. For the purpose of this subpart, the date of the final Government action, Government inaction, Government conduct or occurrence is the date on which the 18 month period commences.

  (4) "Know or should have known" includes the totality of the combined actual and constructive knowledge of all agents or employees (including a subcontractor, its agents and employees, where and to the extent a subcontractor is involved).

  (5) "Price adjustment" means an increase in the fixed price, target price, ceiling price, or final price of a fixed price type contract, or an increase in the fee structure of a cost reimbursement type contract, or monetary damages or other payment resulting from a contractor claim, request for equitable adjustment, or demand for payment. An adjustment to the sharing ratio or to any other pricing formula, procedure or provision, which has the effect of increasing the fixed price, target price, ceiling price, final price, or fee of the contract, is a price adjustment. A schedule adjustment, whether requested as part of a submission seeking a price adjustment or as the sole relief, or an adjustment for any matter which, pursuant to the terms of the contract is separate from or not included in the fixed price contract or the fee structure of a cost reimbursement contract, is not a price adjustment. The bilateral definitization of a maximum-price modification within the maximum price is not a price adjustment. A routine invoice or other request for payment or reimbursement in accordance with the terms of the contract, even if in dispute, which, if paid, would not result in an increase in the price of the contract is not a price adjustment. For the purpose of this subpart, relief granted pursuant to a request for extraordinary contractual relief under Public Law 85-804 does not constitute a price adjustment.

     (6) "Request for equitable adjustment" means a written request for a price adjustment under the contract.

FAR SUPP 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (DEC  1991)

(a)  Definitions. As used in this clause--

     (1) "Components" means articles,, materials, and supplied incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

     (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

     (3) "Foreign flag vessel" means any vessel that is not a U.S. flag vessel.

     (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

     (5) "Subcontractor" means a supplier, materialman, distributor, at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the contract and who is performing any part of the work or other requirement of the prime contract.

     (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

          (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

         (ii) "Supplies" includes (but is not limited to) public works, buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools, material; equipment; stores of all kinds; end items; construction materials; and the components of the foregoing.

     (7) "U.S. flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The contractor shall employ U.S. flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S. flag vessels, if the Contractor or a subcontractor believes that--

     (1)  U.S. flag vessels are not available for timely shipment;

     (2)  The freight charges are excessive or unreasonable; or

     (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S. flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedule. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain a minimum--

     (1)  Type, weight, and cube of cargo;

     (2)  Required shipping date;

     (3)  Special handling and discharge requirements;

     (4)  Loading and discharge points;

     (5)  Name of shipper and consignee;

     (6)  Prime contract number; and

     (7)  A documented description of efforts made to secure U.S.
flag vessels, including points of contact (with names and telephone numbers) with at least two (2) U.S. flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

(d) The Contractor shall, within thirty (30) days after shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

     (1)  Prime contract number;

     (2)  Name of vessel;

     (3)  Vessel flag of registry;

     (4)  Date of loading;

     (5)  Port of loading;

     (6)  Port of final discharge;

     (7)  Description of commodity;

     (8)  Gross weight in pounds and cubic feet if available;

     (9)  Total ocean freight in U.S. dollars; and

    (10)  Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

     (1)  No ocean transportation was used in the performance of this contract;

     (2) Ocean transportation was used and only U.S. flag vessels were used for all ocean shipments under this contract;

     (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S. flag ocean transportation; or

     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S. flag vessels without the written consent of the contracting Officer. The Contractor shall describe these shipments in the following form:

       ITEM                         CONTRACT
       DESCRIPTION                  LINE ITEMS               QUANTITY


Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S. flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

FAR SUPP 252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (DEC
1991)

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent or Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

      (1)  Shall notify the Contracting Officer of that fact; and

      (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
This attachments forming part of this contract:


Attachment Number               Identification
- -----------------               --------------

J-1                             One copy of NAVSEA Specifications for building
                                Landing Ship Dock LSD 41 (Cargo Variant) LSD 52
                                dated 15 January 1993 with Modification No. 1 dated 15 January 1993, contract and contract guidance drawings, and project peculiar documents.

J-2                             One copy of Contract Data Requirement List for
                                LSD 41 (Cargo Variant) LSD 52 DD Form 1423,
                                Exhibits A, B, and C dated 15 January 1993


J-3                             One copy of Schedule "A", List of Government
                                Furnished Material, for LSD 41 (Cargo Variant)
                                LSD 52 dated 8 January 1993

J-4                             One copy of Schedule "B", List of Technical
                                Services for LSD 41 (Cargo Variant) LSD 52
                                dated 8 January 1993

J-5                             One copy of Schedule "C", List of Government
                                Furnished Information for LSD 41 (Cargo
                                Variant) LSD 52 dated 8 January 1993

J-6                             One copy of LSD 41 (Cargo Variant) Technical
                                Manual Contract Requirements

J-7                             One copy of LSD 52 Real-Time Outfitting
                                Management Information System (ROMIS)
                                Requirements Statement (RRS)

J-8                             One copy of LSD 41 (Cargo Variant) Test
                                Documentation Booklet with replacement pages dated 4 January 1988

J-9                             One copy of LSD 41 (Cargo Variant) LSD 52
                                Weapons Equipment List

J-10                            List of Government Facilities, Special
                                Tooling,and Special Purpose Test Equipment to be used on a No-Charge Basis



Attachment Number               Identification
- -----------------               --------------
J-11                            Standardization Program Plan for LSD 41 (Cargo
                                Variant) LSD 52

J-12                            Provisioning Requirements Technical
                                Specifications, NAVSEA T6490-AG-GTP-010

J-13                            DD Form 254, Contract Security Specification

J-14-A                          Financial Accounting Data Sheet

J-14-B                          Financial Accounting Data Sheet - Compensation
                                Adjustments

J-15                            Small Business and Disadvantaged Business
                                Subcontracting Plan

J-16                            Weighting Factors


                      FINANCIAL ACCCOUNTING DATA SHEET

- ------------------------------------------------------------------------------------------------------------------------
1. DOCUMENT NUMBER(PIIN) 2. SUPPL PIIN 3. DATE EFFECTIVE  4. PROCUREMENT REQUEST NO. 5. PAYING OFC.
   N0002494C2200             BASIC       YR.   MO.   DA.     N0002493NR93409
                                         93    09    01
- ------------------------------------------------------------------------------------------------------------------------
8.             9.              10.      11.    12.   13.  14.
- ------------------------------------------------------------------------------------------------------------------------
ACTCODE           REFERENCE
                  DOCUMENT     REF.     CLIN  SLIN  QTY   UNIT
                   NUMBER      ACRN



- ------------------------------------------------------------------------------------------------------------------------
A              N0002493AF08371          0001        1

               N0002492AF08370          0001        1

                                        0003
                                        0005
                                        0007
                                        0008
                                        0009
                                        0010
C              N0002493AF08371

15.                              Accounting Data
- ----------------------------------------------------------------------------
 A.   B.          C.    D.    E. BCN       F. G.  H.
                       OBJ       ---       SA AAA TT
    APPROPRI-   SUB-  CLASS  PARM  RM
ACRN   ATION    HEAD   -------------------------------------------------------
                         K.           OTHER THAN NAVY ACCOUNTING DATA

- -----------------------------------------------------------------------------
AA   1731611    8371   000    WA    WCB  0   068342 2D

AB   1721611    8370   000    WA    WCB  0   068342 2D








 AA   1731611    8371  000     WA    WCB  0   068342 2D



                   BASIC CONSTRUCTION (TARGET COST & PROFIT)
                   FIRM FIXED PRICE ITEMS

                                                  FINANCIAL ACCOUNTING DATA SHEET
- ------------------------------------------------------------------------------------------------------------------------
                                          6. TYPE OF Mod.        7. TAC
- ------------------------------------------------------------------------------------------------------------------------
                            ACCOUNTING DATA                                                   16.
- -------------------------------------------------------------------------------------------                AMOUNT
                                          I.            J.     COST CODE
                                            PAA         PROJ. UNIT  MCC PDLI&S
                                -----------------------------------------------------------
                               OTHER THAN NAVY ACCOUNTING DATA
- -------------------------------------------------------------------------------------------------------------------------
                                                  000000  21959     211 0000                           $222,597,592.00

                                                  000000  21959     211 0000                           $ 25,000,000.00

                                                                                                       $    471,460.00
                                                                                                       $    633,863.00
                                                                                                       $  8,500,000.00
                                                                                                       $    250,000.00
                                                                                                       $     25,000.00
                                                                                                       $     35,039.00
                                                                                                        --------------




                                                  000000  21959     211 0000                           $  9,915,362.00





                                                          TOTAL ------------------------------->       $257,512,954.00


- -------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
17. FINANCIAL MANAGER                 18. COMPTROLLER CLEARANCE
 R. BOYD, PMS37732, 602-4686
- ------------------------------------------------------------------------------------------------------------------------
                                                                                SIGNATURE
SIGNATURE                    DATE      OBLIGATION OF FUNDS IS AUTHORIZED        (Signature of Mr. T.K. Parker    DATE
(Signature of Robert       10/09/93    IN AMOUNTS SHOWN IN COLUMN 16 ABOVE       Appears Here)                  10/07/93
Boyd Appears Here)
- ------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV 7-90) (Supersedes NAVMAT 7300/10)

 --------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------------------------------------------------------
1. DOCUMENT NUMBER (PIIN)  2. SUPPL PIIN  3. DATE EFFECTIVE   4. PROCUREMENT REQUEST NO.  5. PAYING OFC   6. TYPE OF MOD.
    N0002494C2200            BASIC          YR.   MO.   DA.     N0002493NR93409
                                            93    09    01
- ---------------------------------------------------------------------------------------------------------------------------
8.         9.              10.  11.  12.  13.  14.   15.              ACCOUNTING DATA
ACTCODE     REFERENCE                                ----------------------------------------------------------------------
            DOCUMENT       REF  CLIN SLIN QTY  UNIT  A.    B.        C.    D.    E. BCN     F.  G.       H.   I.
             NUMBER       ACRN                       ACRN  APPROPRI-  SUB-  OBJ  ---------- SA   AAA     TT    PAA
                                                             ATION    HEAD  CLASS PARM   RM
                                                                            -----------------------------------------------
                                                                            K.    OTHER THAN NAVY ACCOUNTING DATA
- ---------------------------------------------------------------------------------------------------------------------------
A         N0002493AF08371       0001                  AC   1731611    8371   000  WA     WCE 0   068342  2D   000000

                                                      ESCALATION
- ---------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------
17. Financial Manager                     18. Comptroller Clearance
 R. Boyd, PMS37732, 602-4686
- ------------------------------------------------------------------------------------------------------------------------
SIGNATURE                     Date                                                      SIGNATURE
(Signature of Robert Boyd                  Obligation of Funds is Authorized            (Signature of Mr. T.K. Parker
Appears here)                 10/09/93    in amounts shown in column 16 above           Appears here)
- ------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------------------------------------------------------
                                                          7. TAC
- ------------------------------------------------------------------------------------------------------------------------
                                       J.     COST CODE                         16.
                                       ------------------------------                       AMOUNT
                                       PROJ. UNIT  MCC    PDLI&S
- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
                                       21959       291    0000                              $ 21,358,000.00



- ------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL ------->     $ 21,358,000.00
- ------------------------------------------------------------------------------------------------------------------------
                                                                          Grand Total        278,870,954.00
- ------------------------------------------------------------------------------------------------------------------------
                                                                                 Date
                                                                               10/07/93
- -----------------------------------------------------------------------------------------------------------------------
